UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o BlackRock Fund Advisors

400 Howard Street, San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: April 30, 2024

Date of reporting period: April 30, 2024

Item 1.	Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

APRIL 30, 2024

2024 Annual Report

iShares Trust

•	iShares Core Dividend ETF | DIVB | Cboe BZX

•	iShares Core Dividend Growth ETF | DGRO | NYSE Arca

•	iShares Core High Dividend ETF | HDV | NYSE Arca

•	iShares Select Dividend ETF | DVY | NASDAQ

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito
President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2024

	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	20.98%	22.66%
U.S. small cap equities (Russell 2000® Index)	19.66	13.32
International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28
Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)
Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 22.30%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive environment for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. Consumers were emboldened by a strong labor market, as employers continued to add jobs, and average hourly wages increased notably. Higher asset values also supported consumer spending, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

While consumer sentiment rose amid healthy household balance sheets and an improving economy, it remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. Inflation declined early in the reporting period, decreasing from 4.1% in May 2023 to 3% in June 2023, but remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, to the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While investors closely watched the Fed for signs of a shift toward lower interest rates, tenacious inflation later in the reporting period led investors to limit their expectations.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

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Fund Summary as of April 30, 2024	iShares® Core Dividend ETF

Investment Objective

The iShares Core Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. stocks with a history of dividend payments and/or share buybacks, as represented by the Morningstar® US Dividend and Buyback IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns
	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	17.14%	11.41%	11.17%	17.14%	71.67%	98.55%
Fund Market	17.15	11.39	11.17	17.15	71.48	98.60
Index	17.20	11.63	11.40	17.20	73.33	101.31

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was November 7, 2017. The first day of secondary market trading was November 9, 2017.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,196.00	$ 0.27		$ 1,000.00	$ 1,024.61	$ 0.25		0.05%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2024 (continued)	iShares® Core Dividend ETF

Portfolio Management Commentary

Stocks with histories of paying dividends or making buybacks advanced for the reporting period. Corporate dividends reached an all-time high of $1.66 trillion in 2023, as the vast majority of dividend-paying companies either maintained or increased their dividend payments amid continued economic growth. Buybacks took a step back, however, as companies repurchased considerably less stock in 2023 relative to the previous year. Toward the end of the reporting period, an improvement in corporate earnings drove a resurgence in buybacks.

The information technology sector contributed the most to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained as products designed to facilitate customers’ AI usage, such as networking products for AI data centers and custom AI accelerators, generated strong revenue. Semiconductor companies also benefited from the CHIPS and Science Act of 2022, which allotted funds for construction of new U.S.-based semiconductor manufacturing facilities. During the reporting period, a leading U.S. semiconductor manufacturer announced a deal with a major producer of smartphones to produce chips in new facilities across the country, bolstering investor sentiment.

The financials sector also contributed to the Index’s return, led by diversified banks, which benefited from increases in net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits). While higher interest rates typically bolster banking profitability, the value of diversified banks’ existing bond investments declined, forcing banks to raise deposit rates to retain customers. Consequently, the Fed’s shift in monetary policy benefited banks. Stocks in the financial services industry also advanced. Despite a cool market for merger and acquisition activity, strong revenues from asset and wealth management supported earnings growth in the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	22.7%
Financials	19.2
Industrials	10.1
Health Care	9.9
Energy	9.7
Consumer Staples	9.0
Consumer Discretionary	5.6
Communication Services	4.5
Materials	3.2
Real Estate	3.1
Utilities	3.0

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Broadcom, Inc.	4.8%
Cisco Systems, Inc.	4.7
Texas Instruments, Inc.	3.1
QUALCOMM, Inc.	2.8
Exxon Mobil Corp.	2.8
International Business Machines Corp.	2.6
Chevron Corp.	2.2
JPMorgan Chase & Co.	2.1
Procter & Gamble Co. (The)	1.8
Comcast Corp., Class A	1.8

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2024	iShares® Core Dividend Growth ETF

Investment Objective

The iShares Core Dividend Growth ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. equities with a history of consistently growing dividends, as represented by the Morningstar® U.S. Dividend Growth IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	Since Inception	1 Year	5 Years	Since Inception

Fund NAV	12.77%	10.63%	11.08%	12.77%	65.69%	182.62%

Fund Market	12.76	10.63	11.08	12.76	65.73	182.60

Index	12.83	10.70	11.14	12.83	66.26	184.30

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was June 10, 2014. The first day of secondary market trading was June 12, 2014.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,174.60	$0.43		$1,000.00	$1,024.47	$0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2024 (continued)	iShares® Core Dividend Growth ETF

Portfolio Management Commentary

Stocks of firms with a history of consistently growing dividends advanced during the reporting period. Corporate dividends reached an all-time high of $1.66 trillion in 2023, as the vast majority of dividend-paying companies either maintained or increased their dividend payments amid continued economic growth.

The financials sector contributed the most to the Index’s return, led by banks, which benefited from increases in net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits). While higher interest rates typically bolster banking profitability, the value of banks’ existing bond investments declined, forcing banks to raise deposit rates to retain customers. Consequently, the Fed’s shift in monetary policy benefited the banking industry. Additionally, the announcement of positive client retention figures following the integration of a failed high-profile regional bank by the nation’s largest bank further reinforced industry strength. Stocks in the capital markets industry also advanced. Despite a cool market for merger and acquisition activity, strong revenues from asset and wealth management supported earnings growth in the industry.

The information technology sector also contributed to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained as products designed to facilitate customers’ AI usage, such as networking products for AI data centers and custom AI accelerators, generated strong revenue. Semiconductor companies also benefited from the CHIPS and Science Act of 2022, which allotted funds for construction of new U.S.-based semiconductor manufacturing facilities. During the reporting period, a leading U.S. semiconductor manufacturer announced a deal with a major producer of smartphones to produce chips in new facilities across the country, bolstering investor sentiment.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.3%
Health Care	16.5
Information Technology	16.2
Industrials	11.7
Consumer Staples	10.8
Energy	8.5
Utilities	7.3
Consumer Discretionary	5.9
Materials	2.5
Communication Services	1.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Exxon Mobil Corp.	3.3%
Chevron Corp.	3.2
Apple Inc.	3.0
JPMorgan Chase & Co.	3.0
Microsoft Corp.	2.9
Johnson & Johnson	2.5
AbbVie, Inc.	2.4
Broadcom, Inc.	2.3
Procter & Gamble Co. (The)	2.2
Merck & Co., Inc.	2.0

(a)	Excludes money market funds.

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2024	iShares® Core High Dividend ETF

Investment Objective

The iShares Core High Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Morningstar® Dividend Yield Focus IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	8.82%	6.44%	7.74%	8.82%	36.65%	110.71%
Fund Market	8.84	6.46	7.74	8.84	36.75	110.73
Index	8.95	6.53	7.84	8.95	37.23	112.68

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$1,000.00	$1,149.20	$0.43		$1,000.00	$1,024.47	$0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2024 (continued)	iShares® Core High Dividend ETF

Portfolio Management Commentary

Stocks with histories of high dividend yields advanced during the reporting period, as the vast majority of dividend-paying U.S. companies either maintained or increased their dividend payments. The information technology sector was the largest contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained as products designed to facilitate customers’ AI usage, such as networking products for AI data centers and custom AI accelerators, generated strong revenue. Investors reacted positively to the strategic acquisition of a provider of cloud-based software solutions, which diversified the revenue stream of the acquiring semiconductors firm. The software and services industry also advanced, as IT services companies benefited from investor enthusiasm for generative AI tools. Strong sales of applications that allow businesses to customize their own AI platforms also supported IT services firms. Growth in consulting services associated with implementation of new AI-driven systems further bolstered the industry.

The energy sector also contributed to the Index’s performance, led by the oil and gas exploration and production industry. Rising oil prices encouraged increased exploration, driving gains for some of the larger companies in the industry as the resulting expanded production led to higher profits. Additionally, merger and acquisition activity was relatively high within the industry, driving stock price gains for some large companies slated to be acquired by even larger companies. The oil and gas storage and transportation industry also advanced, as providers of energy infrastructure benefited from greater use of long-haul gas pipelines for the distribution of liquefied natural gas. The prospect of natural gas as a power source for data centers further buoyed sentiment toward the industry as AI-based demand drives electricity use higher.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Energy	27.1%
Consumer Staples	18.8
Health Care	16.4
Utilities	8.9
Information Technology	8.5
Communication Services	7.8
Financials	7.0
Materials	2.8
Industrials	2.1
Other (each representing less than 1%)	0.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Exxon Mobil Corp.	8.6%
Chevron Corp.	6.8
Verizon Communications, Inc.	5.7
Johnson & Johnson	5.3
AbbVie, Inc.	5.1
Philip Morris International, Inc.	4.3
Merck & Co., Inc.	4.2
PepsiCo, Inc.	3.9
Coca-Cola Co. (The)	3.9
Altria Group, Inc.	3.8

(a)	Excludes money market funds.

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2024	iShares® Select Dividend ETF

Investment Objective

The iShares Select Dividend ETF (the “Fund”) seeks to track the investment results of an index composed of relatively high dividend paying U.S. equities, as represented by the Dow Jones U.S. Select Dividend Index™ (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	5.58%	7.29%	8.50%	5.58%	42.18%	126.15%
Fund Market	5.59	7.30	8.50	5.59	42.22	126.08
Index	6.01	7.72	8.94	6.01	45.06	135.40

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,161.90	$ 2.05		$ 1,000.00	$ 1,022.97	$ 1.91		0.38%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2024 (continued)	iShares® Select Dividend ETF

Portfolio Management Commentary

Stocks with relatively high dividends advanced during the reporting period, as the vast majority of dividend-paying U.S. companies either maintained or increased their dividend payments. The financials sector contributed the most to the Index’s return, led by insurance companies. Within the life and health insurance industry, optimism surrounding continued economic growth drove gains in net investment income for insurers. Also within the industry, strength in group life and disability underwriting raised investor sentiment and led companies to increase dividends and repurchase shares. Property and casualty insurance companies also advanced, benefiting from cost improvements that boosted operating income. Diversified banks further supported the Index’s performance, gaining as the Fed pivoted away from interest rate increases. Although higher interest rates often drive higher bank earnings, in this case the Fed’s move signaled confidence in the economy, which can itself be a tailwind for banks.

The information technology sector contributed to the Index’s return, as IT services companies benefited from investor enthusiasm for generative artificial intelligence (“AI”) tools. Strong sales of applications that allow businesses to customize their own AI platforms also supported IT services firms. In the technology hardware and equipment industry, a newly announced partnership with a consumer electronics giant to produce AI-related disk drives benefited a data storage company.

The energy sector also contributed to the Index’s performance, led by the oil and gas refining and marketing and transportation industry. Oil refining companies benefited from strong demand for gasoline and jet fuel amid production cuts by major oil producers.

On the downside, drug retailers in the consumer staples sector detracted from the Index’s return, as a change in executive leadership and muted earnings expectations weighed on the stock price of a major drugstore chain’s parent company. The healthcare sector also detracted, as a decline in COVID-19 cases translated into lower revenues from vaccines and antiviral treatments for a large pharmaceutical firm.

Portfolio Information

SECTOR ALLOCATION
Sector	Percent of Total Investments	(a)
Utilities	28.3%
Financials	26.2
Consumer Staples	10.7
Materials	8.2
Consumer Discretionary	7.5
Communication Services	5.7
Energy	5.0
Health Care	3.4
Information Technology	2.8
Industrials	2.2

(a)	Excludes money market funds.

TEN LARGEST HOLDINGS
Security	Percent of Total Investments(	a)
Altria Group, Inc.	2.9%
AT&T Inc.	1.8
Verizon Communications, Inc.	1.8
Truist Financial Corp.	1.7
Dominion Energy, Inc.	1.7
Philip Morris International, Inc.	1.7
Citizens Financial Group, Inc.	1.7
KeyCorp	1.7
ONEOK, Inc.	1.6
Pfizer, Inc.	1.6

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of a fund may not trade in the secondary market until after the fund’s inception, for the period from inception to the first day of secondary market trading in shares of the fund, the NAV of the fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments April 30, 2024	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.0%
General Dynamics Corp.	2,794	$802,129
Huntington Ingalls Industries, Inc.	361	99,972
L3Harris Technologies, Inc.	2,799	599,126
Lockheed Martin Corp.	7,778	3,616,226
RTX Corp.	46,554	4,726,162

		9,843,615

Air Freight & Logistics — 1.2%
CH Robinson Worldwide, Inc.	5,563	394,973
FedEx Corp.	3,248	850,261
United Parcel Service, Inc., Class B	18,379	2,710,535

		3,955,769

Automobile Components — 0.1%
Autoliv, Inc.	1,290	154,529
LCI Industries	403	41,904
Lear Corp.	1,059	133,296

		329,729

Automobiles — 0.4%
Ford Motor Co.	87,512	1,063,271
Harley-Davidson, Inc.	4,502	154,823
Thor Industries, Inc.	695	69,097

		1,287,191

Banks — 8.3%
Associated Banc-Corp.	2,160	45,511
Bank of America Corp.	110,925	4,105,334
Bank OZK	3,418	152,614
BOK Financial Corp.	503	44,631
Cadence Bank	353	9,768
Cathay General BanCorp.	1,460	50,282
Citigroup, Inc.	42,553	2,609,776
Citizens Financial Group, Inc.	13,842	472,151
Columbia Banking System, Inc.	2,926	55,038
Comerica, Inc.	2,755	138,218
Commerce Bancshares, Inc.	1,820	99,518
Community Bank System, Inc.	272	11,756
Cullen/Frost Bankers, Inc.	780	81,385
East West BanCorp., Inc.	1,881	140,116
Fifth Third BanCorp.	10,301	375,574
First Financial Bankshares, Inc.	1,297	38,339
First Hawaiian, Inc.	2,467	52,029
First Horizon Corp.	8,521	127,133
First Interstate BancSystem, Inc., Class A	3,527	94,171
FNB Corp.	5,678	75,745
Glacier BanCorp., Inc.	1,429	51,701
Hancock Whitney Corp.	1,102	50,020
Home BancShares, Inc.	3,060	72,461
Huntington Bancshares, Inc.	23,401	315,211
International Bancshares Corp.	630	35,060
JPMorgan Chase & Co.	35,574	6,820,959
KeyCorp.	19,335	280,164
M&T Bank Corp.	5,373	775,807
New York Community BanCorp., Inc., Class A	45,673	121,033
Old National BanCorp.	4,673	77,291
PNC Financial Services Group, Inc. (The)	11,232	1,721,416
Popular, Inc.	1,937	164,626
Prosperity Bancshares, Inc.	1,588	98,408
Regions Financial Corp.	21,001	404,689
ServisFirst Bancshares, Inc.	340	20,046
SouthState Corp.	953	72,142
Synovus Financial Corp.	2,126	76,090

Security	Shares	Value

Banks (continued)
TFS Financial Corp.	1,856	$22,291
Truist Financial Corp.	28,787	1,080,952
U.S. BanCorp.	22,160	900,361
UMB Financial Corp.	436	34,732
United Bankshares, Inc.	2,466	80,046
United Community Banks, Inc.	781	19,705
Valley National BanCorp.	9,277	65,032
Webster Financial Corp.	3,554	155,772
Wells Fargo & Co.	89,295	5,296,979
WSFS Financial Corp.	768	32,817

		27,624,900

Beverages — 2.2%
Coca-Cola Co. (The)	53,297	3,292,156
Keurig Dr Pepper, Inc.	15,412	519,384
Molson Coors Beverage Co., Class B	2,486	142,348
PepsiCo, Inc.	19,291	3,393,480

		7,347,368

Biotechnology — 2.6%
AbbVie, Inc.	26,026	4,232,869
Amgen, Inc.	10,821	2,964,305
Gilead Sciences, Inc.	24,621	1,605,289

		8,802,463

Broadline Retail — 0.0%
Nordstrom, Inc.	2,479	47,126

Building Products — 0.5%
A. O. Smith Corp.	2,326	192,686
Fortune Brands Innovations, Inc.	2,302	168,276
Johnson Controls International PLC	9,733	633,326
Masco Corp.	4,472	306,108
Owens Corning	2,331	392,098

		1,692,494

Capital Markets — 5.1%
Ameriprise Financial, Inc.	2,311	951,647
Ares Management Corp.., Class A	1,442	191,916
Artisan Partners Asset Management, Inc., Class A	1,045	42,772
Bank of New York Mellon Corp.. (The)	17,144	968,465
BlackRock, Inc.(a)	2,182	1,646,624
Blackstone, Inc., Class A, NVS	8,552	997,249
Blue Owl Capital, Inc., Class A	5,296	100,041
Carlyle Group, Inc. (The)	3,065	137,312
CME Group, Inc., Class A	5,183	1,086,564
Cohen & Steers, Inc.	407	27,993
Federated Hermes, Inc., Class B	3,252	106,828
Franklin Resources, Inc.	6,134	140,101
Goldman Sachs Group, Inc. (The)	7,701	3,286,094
Hamilton Lane, Inc., Class A	625	69,825
Houlihan Lokey, Inc., Class A	628	80,064
Invesco Ltd.	9,804	138,923
Janus Henderson Group PLC	3,260	101,777
Jefferies Financial Group, Inc.	4,088	176,029
Moelis & Co., Class A	1,345	66,013
Morgan Stanley	46,533	4,227,058
Northern Trust Corp.	3,691	304,101
State Street Corp.	18,312	1,327,437
Stifel Financial Corp.	2,074	165,754
T Rowe Price Group, Inc.	5,164	565,819

		16,906,406

Chemicals — 1.9%
Air Products & Chemicals, Inc.	2,458	580,924
Ashland, Inc.	1,524	145,283

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Avient Corp.	1,056	$44,795
Celanese Corp., Class A	755	115,976
CF Industries Holdings, Inc.	5,687	449,102
Chemours Co. (The)	8,745	233,929
Dow, Inc.	21,836	1,242,468
DuPont de Nemours, Inc.	20,480	1,484,800
Eastman Chemical Co.	4,192	395,892
International Flavors & Fragrances, Inc.	4,114	348,250
LyondellBasell Industries NV, Class A	5,840	583,825
Mosaic Co. (The)	17,938	563,074
NewMarket Corp.	105	55,327
Scotts Miracle-Gro Co. (The)	916	62,783

		6,306,428

Communications Equipment — 4.9%
Cisco Systems, Inc.	328,011	15,409,957
Juniper Networks, Inc.	24,129	840,172

		16,250,129

Construction & Engineering — 0.0%
MDU Resources Group, Inc.	2,505	61,873

Consumer Finance — 0.3%
Discover Financial Services	8,786	1,113,450

Consumer Staples Distribution & Retail — 0.8%
Kroger Co. (The)	8,832	489,116
Sysco Corp.	6,710	498,687
Target Corp.	7,785	1,253,229
Walgreens Boots Alliance, Inc.	23,886	423,499

		2,664,531

Containers & Packaging — 0.4%
Amcor PLC	49,448	442,065
Crown Holdings, Inc.	2,484	203,862
Greif, Inc., Class A, NVS	578	35,420
Greif, Inc., Class B	128	7,998
Packaging Corp. of America	1,523	263,449
Sealed Air Corp.	3,007	94,660
Sonoco Products Co.	1,523	85,364
Westrock Co.	4,768	228,673

		1,361,491

Distributors — 0.2%
Genuine Parts Co.	2,042	321,023
LKQ Corp.	6,372	274,824

		595,847

Diversified Consumer Services — 0.2%
ADT, Inc.	1,883	12,240
H&R Block, Inc.	6,123	289,189
Service Corp. International	4,011	287,629

		589,058

Diversified REITs — 0.1%
WP Carey, Inc.	5,184	284,291

Diversified Telecommunication Services — 2.2%
AT&T Inc.	188,860	3,189,846
Cogent Communications Holdings, Inc.	902	57,890
Verizon Communications, Inc.	106,241	4,195,457

		7,443,193

Electric Utilities — 1.8%
Alliant Energy Corp.	2,615	130,227
American Electric Power Co., Inc.	4,140	356,164
Duke Energy Corp.	12,789	1,256,647
Edison International	6,367	452,439

Security	Shares	Value

Electric Utilities (continued)
Entergy Corp.	1,556	$165,979
Evergy, Inc.	4,150	217,668
Eversource Energy	5,548	336,320
Exelon Corp.	11,339	426,120
FirstEnergy Corp.	8,439	323,551
IDACORP, Inc.	717	67,957
NRG Energy, Inc.	4,651	337,988
OGE Energy Corp.	3,776	130,838
Pinnacle West Capital Corp.	2,197	161,809
PNM Resources, Inc.	1,412	52,329
PPL Corp.	10,119	277,868
Southern Co. (The)	11,436	840,546
Xcel Energy, Inc.	6,754	362,892

		5,897,342

Electrical Equipment — 0.3%
Emerson Electric Co.	8,900	959,242

Electronic Equipment, Instruments & Components — 0.6%
Avnet, Inc.	10,603	518,169
Corning, Inc.	46,003	1,535,580

		2,053,749

Energy Equipment & Services — 0.2%
Baker Hughes Co., Class A	13,079	426,637
Helmerich & Payne, Inc.	2,318	91,167
Patterson-UTI Energy, Inc.	5,596	60,549

		578,353

Entertainment — 0.0%
Warner Music Group Corp., Class A	965	31,845

Financial Services — 1.4%
Apollo Global Management, Inc.	3,751	406,533
Enact Holdings, Inc.	337	10,019
Essent Group Ltd.	1,423	75,376
Fidelity National Information Services, Inc.	55,099	3,742,324
MGIC Investment Corp.	8,866	179,802
Radian Group, Inc.	11	329
Voya Financial, Inc.	3,804	259,281
Walker & Dunlop, Inc.	460	42,150

		4,715,814

Food Products — 1.5%
Archer-Daniels-Midland Co.	16,925	992,821
Bunge Global SA	2,969	302,125
Campbell Soup Co.	3,362	153,677
Conagra Brands, Inc.	9,603	295,580
Flowers Foods, Inc.	3,566	88,936
General Mills, Inc.	17,360	1,223,186
Hormel Foods Corp.	3,682	130,932
Ingredion, Inc.	1,003	114,934
J M Smucker Co. (The)	3,019	346,732
Kellanova	4,702	272,058
Kraft Heinz Co. (The)	15,528	599,536
Tyson Foods, Inc., Class A	6,188	375,302

		4,895,819

Gas Utilities — 0.1%
National Fuel Gas Co.	1,031	54,746
New Jersey Resources Corp.	1,098	47,972
ONE Gas, Inc.	257	16,582
Spire, Inc.	323	19,958
UGI Corp.	5,159	131,864

		271,122

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Ground Transportation — 1.1%
Norfolk Southern Corp.	4,662	$1,073,752
Ryder System, Inc.	1,882	229,322
Union Pacific Corp.	10,163	2,410,257

		3,713,331

Health Care Equipment & Supplies — 0.6%
Baxter International, Inc.	5,389	217,554
Medtronic PLC	20,657	1,657,518

		1,875,072

Health Care Providers & Services — 1.8%
Cardinal Health, Inc.	6,806	701,290
Cigna Group (The)	7,196	2,569,260
CVS Health Corp.	30,603	2,072,129
Patterson Cos., Inc.	3,248	82,726
Premier, Inc., Class A	2,537	52,973
Quest Diagnostics, Inc.	3,499	483,492

		5,961,870

Health Care REITs — 0.3%
Healthpeak Properties, Inc.	11,765	218,947
Medical Properties Trust, Inc.	45,680	210,128
National Health Investors, Inc.	1,516	95,599
Omega Healthcare Investors, Inc.	6,879	209,190
Sabra Health Care REIT, Inc.	7,138	99,361
Ventas, Inc.	5,636	249,562

		1,082,787

Hotel & Resort REITs — 0.1%
Apple Hospitality REIT, Inc.	2,973	43,882
Host Hotels & Resorts, Inc.	9,714	183,303
Park Hotels & Resorts, Inc.	11,003	177,478

		404,663

Hotels, Restaurants & Leisure — 0.5%
Darden Restaurants, Inc.	2,577	395,338
Domino’s Pizza, Inc.	397	210,120
Marriott Vacations Worldwide Corp.	2,235	214,806
Papa John’s International, Inc.	1,281	79,025
Red Rock Resorts, Inc., Class A	755	40,106
Travel + Leisure Co.	4,008	174,508
Vail Resorts, Inc.	955	180,848
Wendy’s Co. (The)	5,641	112,764
Wyndham Hotels & Resorts, Inc.	2,781	204,431

		1,611,946

Household Durables — 0.4%
Garmin Ltd.	6,343	916,373
Leggett & Platt, Inc.	5,162	93,277
Newell Brands, Inc.	12,544	99,600
Tempur Sealy International, Inc.	3,031	151,732
Worthington Enterprises, Inc.	432	24,693

		1,285,675

Household Products — 2.5%
Clorox Co. (The)	1,515	224,023
Colgate-Palmolive Co.	12,336	1,133,925
Energizer Holdings, Inc.	1,100	31,592
Kimberly-Clark Corp.	5,540	756,376
Procter & Gamble Co. (The)	36,119	5,894,621
Reynolds Consumer Products, Inc.	731	20,929
Spectrum Brands Holdings, Inc.	2,028	166,032

		8,227,498

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	10,604	189,811

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Clearway Energy, Inc., Class A	984	$21,363
Clearway Energy, Inc., Class C	2,248	52,558

		263,732

Industrial Conglomerates — 1.2%
3M Co.	16,850	1,626,193
Honeywell International, Inc.	12,379	2,385,805

		4,011,998

Industrial REITs — 0.3%
LXP Industrial Trust	4,582	38,259
Prologis, Inc.	9,277	946,718

		984,977

Insurance — 3.8%
Aflac, Inc.	14,818	1,239,526
Allstate Corp. (The)	5,557	945,023
American International Group, Inc.	24,752	1,864,073
Assurant, Inc.	1,091	190,270
Axis Capital Holdings Ltd.	905	55,504
Chubb Ltd.	5,559	1,382,190
Cincinnati Financial Corp.	2,198	254,287
CNO Financial Group, Inc.	3,137	82,597
Fidelity National Financial, Inc., Class A	4,609	228,146
First American Financial Corp.	3,006	161,031
Hanover Insurance Group, Inc. (The)	400	51,928
Hartford Financial Services Group, Inc. (The)	7,032	681,330
Kemper Corp.	583	33,995
MetLife, Inc.	20,696	1,471,072
Old Republic International Corp.	8,352	249,391
Principal Financial Group, Inc.	7,839	620,378
Prudential Financial, Inc.	10,359	1,144,462
Reinsurance Group of America, Inc.	732	136,877
Travelers Cos., Inc. (The)	4,084	866,461
Unum Group.	2,726	138,208
Willis Towers Watson PLC	3,498	878,488

		12,675,237

IT Services — 2.6%
International Business Machines Corp.	51,557	8,568,773

Leisure Products — 0.2%
Acushnet Holdings Corp.	888	54,150
Brunswick Corp.	2,114	170,473
Hasbro, Inc.	3,256	199,593
Polaris, Inc.	1,902	161,974

		586,190

Machinery — 1.7%
Allison Transmission Holdings, Inc.	1,700	125,035
Caterpillar, Inc.	8,189	2,739,794
Crane Co.	399	55,864
Cummins, Inc.	1,516	428,255
Flowserve Corp.	979	46,170
Hillenbrand, Inc.	1,195	57,025
Illinois Tool Works, Inc.	4,729	1,154,396
Oshkosh Corp.	693	77,803
Snap-on, Inc.	784	210,081
Stanley Black & Decker, Inc.	6,951	635,321

		5,529,744

Marine Transportation — 0.0%
Matson, Inc.	1,209	130,306

Media — 2.2%
Cable One, Inc.	213	83,890
Comcast Corp., Class A	153,738	5,858,955

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Fox Corp., Class A, NVS	12,490	$387,315
Fox Corp., Class B	6,887	197,519
Interpublic Group of Cos., Inc. (The)	9,843	299,621
Omnicom Group, Inc.	4,685	434,956
Paramount Global, Class A	154	3,186
Paramount Global, Class B, NVS	7,336	83,557
Sirius XM Holdings, Inc.	12,798	37,626
TEGNA, Inc.	2,164	29,517

		7,416,142

Metals & Mining — 0.9%
Arch Resources, Inc., Class A	593	94,157
Newmont Corp.	20,360	827,430
Nucor Corp.	5,528	931,634
Southern Copper Corp.	1,540	179,672
Steel Dynamics, Inc.	5,433	706,942
United States Steel Corp.	4,517	164,870

		2,904,705

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
AGNC Investment Corp.	7,429	67,975
Blackstone Mortgage Trust, Inc., Class A	7,237	127,661
Rithm Capital Corp.	17,139	190,586
Starwood Property Trust, Inc.	10,297	195,334

		581,556

Multi-Utilities — 1.0%
Ameren Corp.	1,599	118,118
Avista Corp.	128	4,605
Black Hills Corp.	555	30,470
CenterPoint Energy, Inc.	6,683	194,743
CMS Energy Corp.	2,838	172,011
Consolidated Edison, Inc.	6,952	656,269
Dominion Energy, Inc.	10,212	520,608
DTE Energy Co.	610	67,295
Public Service Enterprise Group, Inc.	8,182	565,213
Sempra	9,113	652,764
WEC Energy Group, Inc.	4,941	408,324

		3,390,420

Office REITs — 0.1%
Boston Properties, Inc.	3,737	231,283
COPT Defense Properties	2,016	48,323
Cousins Properties, Inc.	2,138	49,046
Kilroy Realty Corp.	2,743	92,713
Vornado Realty Trust	2,120	55,184

		476,549

Oil, Gas & Consumable Fuels — 9.5%
Antero Midstream Corp.	5,960	82,486
APA Corp.	10,357	325,624
California Resources Corp.	1,868	98,742
Chevron Corp.	44,295	7,143,455
Chord Energy Corp.	1,151	203,704
Civitas Resources, Inc.	2,041	146,870
Comstock Resources, Inc.	1,666	16,760
ConocoPhillips	24,130	3,031,211
CONSOL Energy, Inc.	710	58,760
Coterra Energy, Inc.	17,311	473,629
CVR Energy, Inc.	719	21,843
Devon Energy Corp.	15,825	809,923
Diamondback Energy, Inc.	3,573	718,637
DT Midstream, Inc.	1,253	77,937
EOG Resources, Inc.	5,869	775,471
Equitrans Midstream Corp.	7,117	96,293

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Exxon Mobil Corp.	78,379	$9,269,884
HF Sinclair Corp.	5,643	306,133
Kinder Morgan, Inc.	39,378	719,830
Magnolia Oil & Gas Corp., Class A	3,814	95,617
Marathon Oil Corp.	33,078	888,144
Murphy Oil Corp.	1,698	75,799
New Fortress Energy, Inc., Class A	480	12,576
ONEOK, Inc.	7,706	609,699
Ovintiv, Inc.	4,493	230,581
Phillips 66	8,144	1,166,302
Pioneer Natural Resources Co.	4,981	1,341,483
Targa Resources Corp.	2,025	230,972
Valero Energy Corp.	11,536	1,844,260
Williams Cos., Inc. (The)	16,245	623,158

		31,495,783

Pharmaceuticals — 4.9%
Bristol-Myers Squibb Co.	80,949	3,556,899
Johnson & Johnson	35,795	5,175,599
Merck & Co., Inc.	25,330	3,273,143
Organon & Co.	6,106	113,633
Perrigo Co. PLC	2,022	66,038
Pfizer, Inc.	145,342	3,723,662
Viatris, Inc.	21,054	243,595

		16,152,569

Professional Services — 0.6%
Automatic Data Processing, Inc.	5,377	1,300,642
ManpowerGroup, Inc.	1,917	144,638
Paychex, Inc.	3,901	463,478
Robert Half, Inc.	2,358	163,032

		2,071,790

Residential REITs — 0.5%
Apartment Income REIT Corp.	5,559	213,354
AvalonBay Communities, Inc.	1,338	253,645
Equity LifeStyle Properties, Inc.	1,702	102,614
Equity Residential	5,825	375,130
Essex Property Trust, Inc.	1,110	273,337
Invitation Homes, Inc.	6,366	217,717
Mid-America Apartment Communities, Inc.	1,652	214,760

		1,650,557

Retail REITs — 0.6%
Brixmor Property Group, Inc.	4,892	108,113
Federal Realty Investment Trust	560	58,335
Kimco Realty Corp.	12,257	228,348
Kite Realty Group Trust	3,847	83,865
Macerich Co. (The)	3,908	53,774
NNN REIT, Inc.	2,466	99,947
Regency Centers Corp.	2,901	171,797
Simon Property Group, Inc.	7,020	986,521
SITE Centers Corp.	3,159	42,615

		1,833,315

Semiconductors & Semiconductor Equipment — 12.6%
Broadcom, Inc.	12,144	15,790,479
Intel Corp.	56,028	1,707,173
NXP Semiconductors NV	14,199	3,637,642
QUALCOMM, Inc.	56,087	9,302,029
Skyworks Solutions, Inc.	12,896	1,374,585
Texas Instruments, Inc.	57,439	10,133,388

		41,945,296

Software — 0.3%
Gen Digital, Inc.	56,642	1,140,770

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialized REITs — 1.1%
American Tower Corp.	3,478	$596,686
Crown Castle, Inc.	9,452	886,408
EPR Properties	2,180	88,486
Extra Space Storage, Inc.	2,725	365,913
Gaming & Leisure Properties, Inc.	1,834	78,367
Iron Mountain, Inc.	3,543	274,653
Lamar Advertising Co., Class A	1,414	163,812
PotlatchDeltic Corp.	1,509	60,375
Public Storage	2,524	654,852
Rayonier, Inc.	1,390	41,227
Weyerhaeuser Co.	9,498	286,555

		3,497,334

Specialty Retail — 3.4%
American Eagle Outfitters, Inc.	2,989	72,513
Dick’s Sporting Goods, Inc.	1,766	354,860
Gap, Inc. (The)	3,380	69,358
Home Depot, Inc. (The)	15,950	5,330,809
Lowe’s Cos., Inc.	21,954	5,005,292
Penske Automotive Group, Inc.	621	94,957
Williams-Sonoma, Inc.	1,319	378,263

		11,306,052

Technology Hardware, Storage & Peripherals — 1.6%
Hewlett Packard Enterprise Co.	88,955	1,512,235
NetApp, Inc.	20,387	2,083,755
Seagate Technology Holdings PLC	20,429	1,755,056

		5,351,046

Textiles, Apparel & Luxury Goods — 0.2%
Kontoor Brands, Inc.	939	58,274
Ralph Lauren Corp., Class A	1,243	203,404
Steven Madden Ltd.	1,927	77,870
Tapestry, Inc.	8,955	357,484
VF Corp.	8,610	107,281

		804,313

Security	Shares	Value

Tobacco — 2.0%
Altria Group, Inc.	75,868	$3,323,777
Philip Morris International, Inc.	33,951	3,223,308

		6,547,085

Trading Companies & Distributors — 0.4%
Fastenal Co.	4,855	329,849
Ferguson PLC	3,364	706,103
Herc Holdings, Inc.	425	60,788
MSC Industrial Direct Co., Inc., Class A	1,192	108,758
Watsco, Inc.	356	159,388

		1,364,886

Water Utilities — 0.0%
Essential Utilities, Inc.	1,238	45,286

Total Long-Term Investments — 99.6% (Cost: $307,689,807)		330,799,891

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(a)(b)	806,429	806,429

Total Short-Term Securities — 0.3% (Cost: $806,429)		806,429

Total Investments — 99.9% (Cost: $308,496,236)		331,606,320
Other Assets Less Liabilities — 0.1%		479,806

Net Assets — 100.0%		$332,086,126

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$—	$—		$—	$—	$—	—	$9	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	859,810	—	(53,381	)(c)	—	—	806,429	806,429	43,586		—
BlackRock, Inc.	1,322,935	535,789	(349,525)		(26,788)	164,213	1,646,624	2,182	36,276		—

					$(26,788)	$164,213	$2,453,053		$79,871		$—

(a)	As of period end, the entity is no longer held.
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents net amount purchased (sold).

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts Micro E-Mini S&P 500 Index	48	06/21/24	$1,216	$(36,577)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$36,577	$—	$—	$—	$36,577

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$205,313	$—	$—	$—	$205,313

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(54,406)	$—	$—	$—	$(54,406)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts Average notional value of contracts — long	$1,029,305

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$330,799,891	$—	$—	$330,799,891
Short-Term Securities
Money Market Funds	806,429	—	—	806,429

	$331,606,320	$—	$—	$331,606,320

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(36,577)	$—	$—	$(36,577)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2024	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.4%
BWX Technologies, Inc.	50,889	$4,873,640
Curtiss-Wright Corp.	9,464	2,398,367
General Dynamics Corp.	294,167	84,452,404
HEICO Corp.	3,786	785,217
HEICO Corp., Class A	7,458	1,236,909
Huntington Ingalls Industries, Inc.	44,870	12,425,849
L3Harris Technologies, Inc.	241,041	51,594,826
Lockheed Martin Corp.	396,528	184,357,763
Northrop Grumman Corp.	155,325	75,337,285
RTX Corp.	2,208,043	224,160,525

		641,622,785

Air Freight & Logistics — 1.2%
CH Robinson Worldwide, Inc.	251,966	17,889,586
Expeditors International of Washington, Inc.	105,269	11,717,493
United Parcel Service, Inc., Class B	1,967,392	290,150,972

		319,758,051

Automobile Components — 0.0%
Gentex Corp.	193,762	6,646,037
LCI Industries	56,834	5,909,599

		12,555,636

Automobiles — 0.0%
Thor Industries, Inc.	57,199	5,686,725

Banks — 7.2%
BancFirst Corp.	25,514	2,275,083
Bank of America Corp.	11,835,212	438,021,196
Bank OZK	237,954	10,624,646
BOK Financial Corp.	44,679	3,964,368
Cadence Bank	145,900	4,037,053
Cathay General Bancorp.	153,149	5,274,452
Citigroup, Inc.	4,477,562	274,608,878
Comerica, Inc.	464,604	23,309,183
Commerce Bancshares, Inc.	165,408	9,044,509
Community Bank System, Inc.	101,724	4,396,511
Cullen/Frost Bankers, Inc.	128,535	13,411,342
East West Bancorp, Inc.	256,527	19,108,696
First Bancorp.	340,696	5,877,006
First Financial Bankshares, Inc.	222,060	6,564,094
Glacier Bancorp, Inc.	245,492	8,881,901
Home BancShares, Inc.	377,559	8,940,597
Independent Bank Corp.	67,804	3,406,473
JPMorgan Chase & Co.	4,056,518	777,796,761
M&T Bank Corp.	389,215	56,198,754
PNC Financial Services Group, Inc. (The)	1,043,118	159,868,265
Popular, Inc.	126,566	10,756,844
Prosperity Bancshares, Inc.	208,855	12,942,744
ServisFirst Bancshares, Inc.	68,676	4,049,137
SouthState Corp.	117,069	8,862,123
UMB Financial Corp.	53,990	4,300,843
United Community Banks, Inc.	238,669	6,021,619
Western Alliance Bancorp.	162,151	9,215,041
Wintrust Financial Corp.	70,884	6,850,230
WSFS Financial Corp.	31,138	1,330,527
Zions Bancorp N.A.	375,480	15,312,074

		1,915,250,950

Beverages — 3.8%
Brown-Forman Corp., Class A	46,271	2,270,518
Brown-Forman Corp., Class B, NVS	298,976	14,306,002
Coca-Cola Co. (The)	7,711,356	476,330,460

Security	Shares	Value

Beverages (continued)
Constellation Brands, Inc., Class A	142,224	$36,048,095
PepsiCo, Inc.	2,716,322	477,828,203

		1,006,783,278

Biotechnology — 4.3%
AbbVie, Inc.	3,847,655	625,782,609
Amgen, Inc.	1,108,301	303,607,976
Gilead Sciences, Inc.	3,275,631	213,571,141

		1,142,961,726

Broadline Retail — 0.1%
Dillard’s, Inc., Class A	880	385,431
eBay, Inc.	656,633	33,842,865

		34,228,296

Building Products — 0.6%
A. O. Smith Corp.	118,484	9,815,215
AAON, Inc.	21,801	2,051,256
Advanced Drainage Systems, Inc.	15,142	2,377,294
Allegion PLC	78,578	9,551,942
Armstrong World Industries, Inc.	26,003	2,987,225
Carlisle Cos., Inc.	29,338	11,390,478
CSW Industrials, Inc.	4,896	1,163,388
Fortune Brands Innovations, Inc.	99,034	7,239,385
Lennox International, Inc.	19,150	8,874,493
Masco Corp.	217,698	14,901,428
Owens Corning	90,263	15,183,139
Simpson Manufacturing Co., Inc.	13,779	2,396,030
Trane Technologies PLC	169,783	53,878,937
UFP Industries, Inc.	45,755	5,156,589

		146,966,799

Capital Markets — 6.4%
Ameriprise Financial, Inc.	84,038	34,606,008
Ares Management Corp., Class A	241,903	32,194,870
Bank of New York Mellon Corp. (The)	1,452,575	82,055,962
BlackRock, Inc.(a)	219,790	165,862,326
CME Group, Inc., Class A	2,187,857	458,662,341
Evercore, Inc., Class A	35,585	6,458,677
FactSet Research Systems, Inc.	20,743	8,647,549
Goldman Sachs Group, Inc. (The)	581,075	247,950,513
Hamilton Lane, Inc., Class A	41,230	4,606,216
Houlihan Lokey, Inc., Class A	62,508	7,969,145
Intercontinental Exchange, Inc.	438,435	56,452,891
Jefferies Financial Group, Inc.	286,145	12,321,404
MarketAxess Holdings, Inc.	34,470	6,897,102
Moody’s Corp.	88,431	32,748,652
Morgan Stanley	3,200,843	290,764,578
Morningstar, Inc.	8,856	2,503,148
MSCI, Inc., Class A	58,877	27,424,318
Nasdaq, Inc.	388,663	23,261,481
Northern Trust Corp.	484,704	39,934,763
Raymond James Financial, Inc.	178,495	21,776,390
S&P Global, Inc.	170,750	71,002,972
SEI Investments Co.	95,127	6,273,626
State Street Corp.	753,079	54,590,697
Stifel Financial Corp.	140,937	11,263,685

		1,706,229,314

Chemicals — 2.0%
Air Products & Chemicals, Inc.	407,218	96,241,902
Albemarle Corp.	100,247	12,060,717
Ashland, Inc.	52,648	5,018,934
Avient Corp.	154,391	6,549,266
Balchem Corp.	11,419	1,614,418

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Cabot Corp.	65,354	$5,962,246
Celanese Corp., Class A	121,669	18,689,575
Corteva, Inc.	533,237	28,864,119
Eastman Chemical Co.	281,411	26,576,455
Ecolab, Inc.	161,092	36,430,956
FMC Corp.	300,289	17,720,054
HB Fuller Co.	37,003	2,764,494
Innospec, Inc.	21,135	2,536,200
Linde PLC	338,833	149,411,800
Mosaic Co. (The)	530,570	16,654,592
PPG Industries, Inc.	278,291	35,899,539
Quaker Chemical Corp.	8,221	1,533,463
RPM International, Inc.	124,252	13,283,781
Sherwin-Williams Co. (The)	127,725	38,267,687
Westlake Corp.	33,223	4,895,741

		520,975,939

Commercial Services & Supplies — 0.5%
ABM Industries, Inc.	92,123	4,025,775
Brady Corp., Class A, NVS	46,059	2,717,481
Cintas Corp.	48,266	31,775,438
MSA Safety, Inc.	24,893	4,490,697
Republic Services, Inc.	152,490	29,232,333
Tetra Tech, Inc.	20,715	4,033,625
Waste Management, Inc.	316,281	65,792,774

		142,068,123

Communications Equipment — 1.6%
Cisco Systems, Inc.	8,205,053	385,473,390
Motorola Solutions, Inc.	123,256	41,802,272

		427,275,662

Construction & Engineering — 0.1%
Comfort Systems U.S.A., Inc.	7,297	2,257,764
MDU Resources Group, Inc.	285,884	7,061,335
Quanta Services, Inc.	14,805	3,827,981

		13,147,080

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	19,239	11,294,640
Vulcan Materials Co.	52,856	13,617,291

		24,911,931

Consumer Finance — 0.7%
American Express Co.	401,841	94,042,849
Discover Financial Services	374,658	47,480,408
FirstCash Holdings, Inc.	30,906	3,491,760
Nelnet, Inc., Class A	16,370	1,541,727
Synchrony Financial	609,860	26,821,643

		173,378,387

Consumer Staples Distribution & Retail — 2.2%
Casey’s General Stores, Inc.	14,864	4,750,237
Costco Wholesale Corp.	149,048	107,746,799
Dollar General Corp.	212,062	29,516,910
Kroger Co. (The)	977,085	54,110,967
Sysco Corp.	804,214	59,769,185
Target Corp.	744,271	119,812,746
Walmart, Inc.	3,475,567	206,274,901

		581,981,745

Containers & Packaging — 0.2%
AptarGroup, Inc.	47,841	6,907,284
Avery Dennison Corp.	77,548	16,849,629

Security	Shares	Value

Containers & Packaging (continued)
Silgan Holdings, Inc.	86,353	$4,029,231
Sonoco Products Co.	222,810	12,488,501

		40,274,645

Distributors — 0.2%
Genuine Parts Co.	239,073	37,584,666
Pool Corp.	26,130	9,472,909

		47,057,575

Diversified Consumer Services — 0.1%
Graham Holdings Co., Class B	2,623	1,839,693
H&R Block, Inc.	248,490	11,736,183
Service Corp. International	142,876	10,245,638

		23,821,514

Electric Utilities — 4.7%
Alliant Energy Corp.	639,099	31,827,130
American Electric Power Co., Inc.	1,403,800	120,768,914
Duke Energy Corp.	2,137,898	210,069,858
Edison International	1,115,986	79,301,965
Entergy Corp.	590,523	62,991,088
Eversource Energy	1,026,061	62,199,818
IDACORP, Inc.	121,592	11,524,490
MGE Energy, Inc.	49,567	3,882,088
NextEra Energy, Inc.	4,839,223	324,082,764
Otter Tail Corp.	58,276	4,974,439
Pinnacle West Capital Corp.	365,938	26,951,334
PNM Resources, Inc.	228,867	8,481,811
Portland General Electric Co.	302,990	13,098,258
Southern Co. (The)	2,723,462	200,174,457
Xcel Energy, Inc.	1,507,991	81,024,356

		1,241,352,770

Electrical Equipment — 0.9%
AMETEK, Inc.	81,709	14,271,294
Eaton Corp. PLC	294,587	93,755,259
Emerson Electric Co.	693,220	74,715,252
Hubbell, Inc.	39,578	14,664,440
nVent Electric PLC	115,695	8,338,139
Regal Rexnord Corp.	35,488	5,726,698
Rockwell Automation, Inc.	125,288	33,948,036

		245,419,118

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	295,201	35,651,425
Avnet, Inc.	143,516	7,013,627
Badger Meter, Inc.	12,849	2,350,339
CDW Corp.	85,850	20,763,681
Cognex Corp.	81,483	3,384,804
Corning, Inc.	1,679,272	56,054,099
Littelfuse, Inc.	16,408	3,784,341
TD SYNNEX Corp.	50,267	5,923,463
TE Connectivity Ltd.	320,408	45,331,324

		180,257,103

Energy Equipment & Services — 0.0%
Cactus, Inc., Class A	45,274	2,247,401

Financial Services — 1.8%
Equitable Holdings, Inc.	526,082	19,417,687
Essent Group Ltd.	134,628	7,131,245
Fidelity National Information Services, Inc.	1,122,137	76,215,545
Jack Henry & Associates, Inc.	56,621	9,211,671
Mastercard, Inc., Class A	295,233	133,209,130
MGIC Investment Corp.	405,355	8,220,599
Visa, Inc., Class A	746,198	200,436,245

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Voya Financial, Inc.	156,583	$10,672,697
Walker & Dunlop, Inc.	57,964	5,311,241

		469,826,060

Food Products — 1.6%
Archer-Daniels-Midland Co.	1,248,792	73,254,139
Flowers Foods, Inc.	488,887	12,192,842
Hershey Co. (The)	270,879	52,528,856
Hormel Foods Corp.	607,904	21,617,066
Ingredion, Inc.	111,095	12,730,376
J & J Snack Foods Corp.	19,709	2,705,848
J M Smucker Co. (The)	238,987	27,447,657
Kellanova	700,507	40,531,335
Lamb Weston Holdings, Inc.	130,045	10,837,950
Lancaster Colony Corp.	24,157	4,609,397
McCormick & Co., Inc., NVS	395,232	30,061,346
Mondelez International, Inc., Class A	2,055,852	147,897,993

		436,414,805

Gas Utilities — 0.3%
Atmos Energy Corp.	264,893	31,230,885
National Fuel Gas Co.	220,592	11,713,435
New Jersey Resources Corp.	246,386	10,764,604
ONE Gas, Inc.	141,543	9,132,355
Spire, Inc.	167,753	10,365,458

		73,206,737

Ground Transportation — 1.3%
CSX Corp.	1,584,846	52,648,584
JB Hunt Transport Services, Inc.	43,661	7,097,969
Landstar System, Inc.	16,241	2,832,593
Norfolk Southern Corp.	305,468	70,355,390
Old Dominion Freight Line, Inc.	44,610	8,106,083
Ryder System, Inc.	73,462	8,951,345
Schneider National, Inc., Class B	39,634	819,631
Union Pacific Corp.	802,987	190,436,397
Werner Enterprises, Inc.	53,331	1,823,920

		343,071,912

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	2,034,818	215,629,664
Baxter International, Inc.	874,457	35,301,829
Becton Dickinson & Co.	285,133	66,892,202
DENTSPLY SIRONA, Inc.	216,601	6,500,196
Medtronic PLC	2,731,136	219,146,353
ResMed, Inc.	97,864	20,941,917
STERIS PLC	57,302	11,721,697
Stryker Corp.	199,990	67,296,635

		643,430,493

Health Care Providers & Services — 2.6%
Cardinal Health, Inc.	285,258	29,392,984
Cencora, Inc.	87,221	20,850,180
Chemed Corp.	2,822	1,602,896
Elevance Health, Inc.	166,667	88,096,843
Ensign Group, Inc. (The)	8,904	1,053,877
HCA Healthcare, Inc.	94,380	29,240,812
Humana, Inc.	77,402	23,382,370
McKesson Corp.	39,566	21,255,251
Quest Diagnostics, Inc.	160,565	22,186,872
UnitedHealth Group, Inc.	935,757	452,625,661

		689,687,746

Hotels, Restaurants & Leisure — 2.0%
Churchill Downs, Inc.	16,000	2,064,000
Domino’s Pizza, Inc.	24,071	12,740,058

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
McDonald’s Corp.	1,047,985	$286,141,824
Starbucks Corp.	1,797,934	159,099,180
Texas Roadhouse, Inc.	62,037	9,974,309
Wingstop, Inc.	4,211	1,620,351
Yum! Brands, Inc.	344,197	48,617,826

		520,257,548

Household Durables — 0.2%
DR Horton, Inc.	155,329	22,132,829
Garmin Ltd.	205,028	29,620,395
PulteGroup, Inc.	98,723	10,999,717
Worthington Enterprises, Inc.	48,477	2,770,945

		65,523,886

Household Products — 3.1%
Church & Dwight Co., Inc.	174,704	18,848,815
Colgate-Palmolive Co.	1,154,096	106,084,504
Kimberly-Clark Corp.	811,783	110,832,733
Procter & Gamble Co. (The)	3,531,364	576,318,605
WD-40 Co.	12,256	2,771,449

		814,856,106

Independent Power and Renewable Electricity Producers — 0.2%
AES Corp. (The)	1,817,944	32,541,198
Vistra Corp.	296,803	22,509,539

		55,050,737

Industrial Conglomerates — 0.7%
Honeywell International, Inc.	903,950	174,218,284

Insurance — 3.1%
Aflac, Inc.	828,761	69,325,858
Allstate Corp. (The)	378,967	64,447,128
American Financial Group, Inc.	100,311	12,814,730
Aon PLC, Class A	98,977	27,912,504
Arthur J. Gallagher & Co.	132,482	31,092,201
Assurant, Inc.	56,629	9,876,098
Assured Guaranty Ltd.	44,560	3,417,752
Axis Capital Holdings Ltd.	139,790	8,573,321
Brown & Brown, Inc.	91,110	7,429,109
Chubb Ltd.	333,463	82,912,240
Cincinnati Financial Corp.	252,269	29,185,001
CNO Financial Group, Inc.	172,366	4,538,397
Erie Indemnity Co., Class A, NVS	19,928	7,625,648
Everest Group Ltd.	51,732	18,955,122
Fidelity National Financial, Inc., Class A	481,733	23,845,783
First American Financial Corp.	239,980	12,855,729
Globe Life, Inc.	46,324	3,528,499
Hanover Insurance Group, Inc. (The)	58,774	7,630,041
Hartford Financial Services Group, Inc. (The)	343,486	33,280,358
Kinsale Capital Group, Inc.	2,631	955,711
Marsh & McLennan Cos., Inc.	439,677	87,684,784
MetLife, Inc.	1,147,963	81,597,210
Old Republic International Corp.	557,902	16,658,954
Primerica, Inc.	26,932	5,705,813
Principal Financial Group, Inc.	503,559	39,851,659
Reinsurance Group of America, Inc.	75,380	14,095,306
RenaissanceRe Holdings Ltd.	20,599	4,516,331
RLI Corp.	21,297	3,010,331
Selective Insurance Group, Inc.	53,731	5,461,756
Travelers Cos., Inc. (The)	264,286	56,070,918
Unum Group	340,275	17,251,942
W. R. Berkley Corp.	68,133	5,244,197
Willis Towers Watson PLC	79,778	20,035,447

		817,385,878

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

IT Services — 1.8%
Accenture PLC, Class A	540,654	$162,688,195
International Business Machines Corp.	1,967,200	326,948,640

		489,636,835

Leisure Products — 0.1%
Acushnet Holdings Corp.	28,232	1,721,587
Brunswick Corp.	83,059	6,697,878
Polaris, Inc.	94,627	8,058,435

		16,477,900

Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc.	119,297	16,348,461
Danaher Corp.	163,905	40,422,251
Thermo Fisher Scientific, Inc.	58,458	33,246,234
West Pharmaceutical Services, Inc.	10,097	3,609,475

		93,626,421

Machinery — 2.4%
AGCO Corp.	41,762	4,768,803
Albany International Corp., Class A	21,682	1,729,140
Caterpillar, Inc.	501,980	167,947,449
Cummins, Inc.	212,551	60,043,532
Donaldson Co., Inc.	104,900	7,573,780
Dover Corp.	106,631	19,118,938
Franklin Electric Co., Inc.	25,535	2,458,254
Graco, Inc.	119,237	9,562,807
Hillenbrand, Inc.	82,425	3,933,321
IDEX Corp.	50,198	11,066,651
Illinois Tool Works, Inc.	410,750	100,268,182
Ingersoll Rand, Inc.	21,298	1,987,529
ITT, Inc.	47,525	6,146,883
Kadant, Inc.	3,510	961,003
Lincoln Electric Holdings, Inc.	40,767	8,949,580
Nordson Corp.	33,452	8,636,972
Oshkosh Corp.	63,316	7,108,487
Otis Worldwide Corp.	373,851	34,095,211
PACCAR, Inc.	305,824	32,450,985
Parker-Hannifin Corp.	87,442	47,648,020
Pentair PLC	122,715	9,705,529
Snap-on, Inc.	87,611	23,476,244
Stanley Black & Decker, Inc.	351,509	32,127,923
Terex Corp.	54,395	3,048,840
Timken Co. (The)	70,756	6,312,850
Toro Co. (The)	96,628	8,463,647
Watts Water Technologies, Inc., Class A	12,749	2,530,167
Xylem, Inc.	175,573	22,947,391

		645,068,118

Marine Transportation — 0.0%
Matson, Inc.	29,604	3,190,719

Media — 1.3%
Cable One, Inc.	7,845	3,089,753
Comcast Corp., Class A	6,940,270	264,493,690
Interpublic Group of Cos., Inc. (The)	1,014,019	30,866,738
New York Times Co. (The), Class A	101,931	4,386,091
Nexstar Media Group, Inc., Class A	86,989	13,923,459
Omnicom Group, Inc.	377,496	35,046,729
Sirius XM Holdings, Inc.	1,022,354	3,005,721

		354,812,181

Metals & Mining — 0.3%
Nucor Corp.	182,440	30,746,613
Reliance, Inc.	45,591	12,980,670

Security	Shares	Value

Metals & Mining (continued)
Royal Gold, Inc.	60,647	$7,285,524
Steel Dynamics, Inc.	131,043	17,051,315

		68,064,122

Multi-Utilities — 1.8%
Ameren Corp.	547,065	40,411,692
CMS Energy Corp.	636,086	38,553,172
Consolidated Edison, Inc.	811,878	76,641,283
DTE Energy Co.	478,811	52,822,430
NiSource, Inc.	1,127,448	31,410,701
Public Service Enterprise Group, Inc.	1,113,281	76,905,451
Sempra	1,349,524	96,666,404
WEC Energy Group, Inc.	828,715	68,485,008

		481,896,141

Oil, Gas & Consumable Fuels — 8.5%
Chevron Corp.	5,182,509	835,783,227
ConocoPhillips	2,086,739	262,136,153
EOG Resources, Inc.	1,157,357	152,921,580
Exxon Mobil Corp.	7,278,807	860,864,504
Ovintiv, Inc.	393,523	20,195,600
Phillips 66	781,632	111,937,519
Texas Pacific Land Corp.	10,324	5,949,721

		2,249,788,304

Paper & Forest Products — 0.0%
Louisiana-Pacific Corp.	62,252	4,556,224

Personal Care Products — 0.0%
Inter Parfums, Inc.	22,090	2,570,834

Pharmaceuticals — 6.7%
Bristol-Myers Squibb Co.	5,822,403	255,836,388
Eli Lilly & Co.	358,601	280,103,241
Johnson & Johnson	4,576,777	661,756,187
Merck & Co., Inc.	4,013,961	518,684,040
Perrigo Co. PLC	336,573	10,992,474
Zoetis, Inc., Class A	276,401	44,014,095

		1,771,386,425

Professional Services — 1.0%
Automatic Data Processing, Inc.	600,712	145,306,226
Booz Allen Hamilton Holding Corp., Class A	107,635	15,894,461
Broadridge Financial Solutions, Inc.	115,275	22,295,338
Exponent, Inc.	38,876	3,573,093
Genpact Ltd.	154,261	4,741,983
Insperity, Inc.	48,777	5,020,617
Jacobs Solutions, Inc.	61,959	8,892,975
ManpowerGroup, Inc.	124,552	9,397,448
Robert Half, Inc.	177,940	12,302,772
SS&C Technologies Holdings, Inc.	210,080	13,001,851
Verisk Analytics, Inc.	53,566	11,675,245

		252,102,009

Semiconductors & Semiconductor Equipment — 4.9%
Analog Devices, Inc.	566,785	113,702,739
Applied Materials, Inc.	320,690	63,705,068
Broadcom, Inc.	463,473	602,640,038
KLA Corp.	70,075	48,301,997
Lam Research Corp.	68,216	61,013,072
Microchip Technology, Inc.	692,428	63,689,527
Monolithic Power Systems, Inc.	15,723	10,523,876
NXP Semiconductors NV	264,835	67,848,079
Power Integrations, Inc.	39,510	2,636,107
QUALCOMM, Inc.	1,350,188	223,928,680

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend Growth ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	263,793	$28,117,696
Universal Display Corp.	23,889	3,773,984

		1,289,880,863

Software — 3.8%
Dolby Laboratories, Inc., Class A	55,496	4,309,819
Intuit, Inc.	93,909	58,751,349
Microsoft Corp.	1,982,517	771,853,344
Oracle Corp.	1,446,151	164,499,676
Roper Technologies, Inc.	35,086	17,945,085

		1,017,359,273

Specialty Retail — 2.7%
Dick’s Sporting Goods, Inc.	82,029	16,482,907
Group 1 Automotive, Inc.	5,916	1,739,422
Home Depot, Inc. (The)	1,401,575	468,434,397
Lithia Motors, Inc., Class A	13,112	3,335,431
Lowe’s Cos., Inc.	667,861	152,265,629
Penske Automotive Group, Inc.	28,926	4,423,075
Ross Stores, Inc.	180,806	23,423,417
Tractor Supply Co.	121,259	33,113,408
Williams-Sonoma, Inc.	58,258	16,707,229

		719,924,915

Technology Hardware, Storage & Peripherals — 3.3%
Apple Inc.	4,577,130	779,622,553
HP, Inc.	2,008,693	56,424,186
NetApp, Inc.	254,809	26,044,028

		862,090,767

Textiles, Apparel & Luxury Goods — 0.5%
Carter’s, Inc.	82,404	5,637,258
Columbia Sportswear Co.	34,326	2,733,379
Kontoor Brands, Inc.	120,705	7,490,952
NIKE, Inc., Class B	1,142,242	105,383,247
Steven Madden Ltd.	99,894	4,036,717

		125,281,553

Trading Companies & Distributors — 0.6%
Air Lease Corp., Class A	130,544	6,558,531

Security	Shares	Value

Trading Companies & Distributors (continued)
Applied Industrial Technologies, Inc.	21,155	$3,876,654
Boise Cascade Co.	17,524	2,317,899
Fastenal Co.	762,899	51,831,358
Ferguson PLC	202,912	42,591,229
GATX Corp.	39,705	4,858,304
McGrath RentCorp	27,428	2,925,470
MSC Industrial Direct Co., Inc., Class A	99,042	9,036,592
Rush Enterprises, Inc., Class A	61,025	2,680,218
Rush Enterprises, Inc., Class B	9,950	407,055
Watsco, Inc.	53,867	24,117,333
WW Grainger, Inc.	21,810	20,094,643

		171,295,286

Water Utilities — 0.2%
American States Water Co.	56,973	4,035,967
American Water Works Co., Inc.	292,881	35,825,204
California Water Service Group	86,726	4,259,981
Essential Utilities, Inc.	562,656	20,581,957

		64,703,109

Total Long-Term Investments — 99.6% (Cost: $21,651,851,964)		26,382,854,744

Short-Term Securities

Money Market Funds — 0.3%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(a)(b)	72,964,605	72,964,605

Total Short-Term Securities — 0.3% (Cost: $72,964,605)		72,964,605

Total Investments — 99.9% (Cost: $21,724,816,569)		26,455,819,349
Other Assets Less Liabilities — 0.1%		28,219,475

Net Assets — 100.0%		$26,484,038,824

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend Growth ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$644,774	$—		$ (640,471	)(b)	$(4,303)	$—	$—	—	$942,446	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	46,636,422	26,328,183	(b)	—		—	—	72,964,605	72,964,605	3,137,753		—
BlackRock, Inc.	162,805,601	24,926,507		(44,511,786)		6,414,845	16,227,159	165,862,326	219,790	4,894,684		—

						$6,410,542	$16,227,159	$238,826,931		$8,974,883		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts S&P 500 E-Mini Index	383	06/21/24	$97,033	$(2,203,914)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$2,203,914	$—	$—	$—	$2,203,914

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$19,670,097	$—	$—	$—	$19,670,097

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(6,815,274)	$—	$—	$—	$(6,815,274)

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core Dividend Growth ETF

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts Average notional value of contracts — long	$87,997,925

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets Investments Long-Term Investments Common Stocks	$26,382,854,744	$—	$—	$26,382,854,744
Short-Term Securities Money Market Funds	72,964,605	—	—	72,964,605

	$26,455,819,349	$—	$—	$26,455,819,349

Derivative Financial Instruments(a) Liabilities Equity Contracts	$(2,203,914)	$—	$—	$(2,203,914)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments April 30, 2024	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.5%
Lockheed Martin Corp.	325,927	$151,533,240

Banks — 4.0%
PNC Financial Services Group, Inc. (The)	857,451	131,412,940
Wells Fargo & Co.	4,615,333	273,781,554

		405,194,494

Beverages — 8.2%
Coca-Cola Co. (The)	6,338,581	391,534,148
Keurig Dr Pepper, Inc.	1,483,658	49,999,275
PepsiCo, Inc.	2,232,772	392,766,923

		834,300,346

Biotechnology — 5.0%
AbbVie, Inc.	3,162,771	514,393,075

Capital Markets — 2.4%
Artisan Partners Asset Management, Inc., Class A	217,170	8,888,768
Blackstone, Inc., Class A, NVS	1,146,456	133,688,234
Carlyle Group, Inc. (The)	322,268	14,437,606
Cohen & Steers, Inc.	40,631	2,794,600
Franklin Resources, Inc.	666,835	15,230,512
Janus Henderson Group PLC	336,577	10,507,934
Moelis & Co., Class A	161,036	7,903,647
T Rowe Price Group, Inc.	483,667	52,995,393

		246,446,694

Chemicals — 2.4%
Air Products & Chemicals, Inc.	334,833	79,134,431
Dow, Inc.	1,805,105	102,710,474
LyondellBasell Industries NV, Class A	677,075	67,687,188

		249,532,093

Communications Equipment — 3.1%
Cisco Systems, Inc.	6,744,409	316,852,335

Containers & Packaging — 0.4%
Amcor PLC	4,096,506	36,622,764

Distributors — 0.3%
Genuine Parts Co.	195,351	30,711,131

Diversified Telecommunication Services — 5.7%
Verizon Communications, Inc.	14,651,343	578,581,535

Electric Utilities — 5.4%
Alliant Energy Corp.	522,338	26,012,432
American Electric Power Co., Inc.	1,153,938	99,273,286
Duke Energy Corp.	1,757,303	172,672,593
FirstEnergy Corp.	1,178,478	45,182,847
IDACORP, Inc.	99,717	9,451,177
PPL Corp.	1,379,606	37,883,981
Southern Co. (The)	2,238,612	164,537,982

		555,014,298

Financial Services — 0.3%
Radian Group, Inc.	262,497	7,840,785
Western Union Co. (The)	1,305,538	17,546,431

		25,387,216

Food Products — 1.3%
General Mills, Inc.	1,072,802	75,589,629
Hershey Co. (The)	222,623	43,171,052
Ingredion, Inc.	91,589	10,495,184

		129,255,865

Security	Shares	Value

Gas Utilities — 0.3%
Atmos Energy Corp.	216,525	$25,528,297
New Jersey Resources Corp.	202,152	8,832,021

		34,360,318

Health Care Equipment & Supplies — 1.8%
Medtronic PLC	2,245,014	180,139,923

Hotels, Restaurants & Leisure — 0.3%
Darden Restaurants, Inc.	187,257	28,727,096

Household Products — 1.2%
Clorox Co. (The)	206,450	30,527,762
Kimberly-Clark Corp.	667,270	91,102,373
Reynolds Consumer Products, Inc.	73,448	2,102,816

		123,732,951

Insurance — 0.4%
Cincinnati Financial Corp.	206,189	23,854,005
Old Republic International Corp.	457,594	13,663,757

		37,517,762

IT Services — 2.6%
International Business Machines Corp.	1,616,989	268,743,572

Media — 2.1%
Comcast Corp., Class A	5,704,820	217,410,690

Multi-Utilities — 2.9%
CenterPoint Energy, Inc.	931,752	27,151,253
DTE Energy Co.	393,526	43,413,788
NiSource, Inc.	921,617	25,676,250
Public Service Enterprise Group, Inc.	915,559	63,246,816
Sempra	1,109,455	79,470,262
WEC Energy Group, Inc.	677,178	55,961,990

		294,920,359

Oil, Gas & Consumable Fuels — 27.0%
Antero Midstream Corp.	1,099,609	15,218,588
Chesapeake Energy Corp.	154,766	13,910,368
Chevron Corp.	4,256,444	686,436,724
Chord Energy Corp.	132,886	23,518,164
ConocoPhillips	1,715,322	215,478,750
Coterra Energy, Inc.	1,184,955	32,420,369
Devon Energy Corp.	2,266,856	116,017,690
Diamondback Energy, Inc.	665,306	133,812,996
DT Midstream, Inc.	240,277	14,945,229
EOG Resources, Inc.	951,361	125,703,329
Exxon Mobil Corp.	7,386,209	873,566,938
Kinder Morgan, Inc.	6,518,388	119,156,133
Phillips 66	642,441	92,003,976
Pioneer Natural Resources Co.	650,143	175,096,513
Williams Cos., Inc. (The)	3,113,482	119,433,169

		2,756,718,936

Pharmaceuticals — 9.5%
Johnson & Johnson	3,762,101	543,962,184
Merck & Co., Inc.	3,299,423	426,351,440

		970,313,624

Professional Services — 0.6%
Paychex, Inc.	498,739	59,255,181

Semiconductors & Semiconductor Equipment — 2.7%
Skyworks Solutions, Inc.	217,525	23,185,990
Texas Instruments, Inc.	1,436,065	253,350,587

		276,536,577

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core High Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Tobacco — 8.1%
Altria Group, Inc.	8,750,333	$383,352,089
Philip Morris International, Inc.	4,631,539	439,718,312

		823,070,401

Trading Companies & Distributors — 0.1%
MSC Industrial Direct Co., Inc., Class A	81,304	7,418,177

Water Utilities — 0.2%
Essential Utilities, Inc.	460,952	16,861,624

Total Long-Term Investments — 99.8% (Cost: $9,667,618,120)		10,169,552,277

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(a)(b)	12,064,701	12,064,701

Total Short-Term Securities — 0.1% (Cost: $12,064,701)		12,064,701

Total Investments — 99.9% (Cost: $9,679,682,821)		10,181,616,978
Other Assets Less Liabilities — 0.1%		10,194,144

Net Assets — 100.0%		$10,191,811,122

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$3,265	(b)	$—		$(3,265)	$—	$—	—	$2,419	(c)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	22,682,184	—		(10,617,483	)(b)	—	—	12,064,701	12,064,701	987,260		—
BlackRock, Inc.(a)	—	200,966,076		(224,482,552)		23,516,476	—	—	—	2,565,445		—

						$23,513,211	$—	$12,064,701		$3,555,124		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2024	iShares® Core High Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Consumer Staples Index	135	06/21/24	$10,333	$133,152
E-Mini Dow Jones Industrial Average Index	21	06/21/24	3,989	(78,093)
E-Mini Energy Select Sector Index	67	06/21/24	6,600	378,991

				$434,050

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$512,143	$—	$—	$—	$512,143

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$78,093	$—	$—	$—	$78,093

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,965,060	$—	$—	$—	$2,965,060

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,351,677)	$—	$—	$—	$(1,351,677)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts Average notional value of contracts — long	$25,262,890

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core High Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$10,169,552,277	$—	$—	$10,169,552,277
Short-Term Securities
Money Market Funds	12,064,701	—	—	12,064,701

	$10,181,616,978	$—	$—	$10,181,616,978

Derivative Financial Instruments(a)
Assets
Equity Contracts	$512,143	$—	$—	$512,143
Liabilities
Equity Contracts	(78,093)	—	—	(78,093)

	$434,050	$—	$—	$434,050

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments April 30, 2024	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.9%
Lockheed Martin Corp.	349,220	$162,362,855

Automobiles — 1.4%
Ford Motor Co.	20,159,240	244,934,766

Banks — 13.9%
Citizens Financial Group, Inc.	8,802,411	300,250,239
Comerica, Inc.	2,986,995	149,857,539
Fifth Third Bancorp	6,245,924	227,726,389
First Horizon Corp.	12,051,265	179,804,874
FNB Corp.	7,936,596	105,874,191
Huntington Bancshares, Inc.	18,982,643	255,696,201
KeyCorp.	20,660,353	299,368,515
Regions Financial Corp.	14,219,701	274,013,638
Truist Financial Corp.	8,413,670	315,933,308
U.S. Bancorp	5,825,566	236,692,747
United Bankshares, Inc.	3,048,347	98,949,344
Valley National Bancorp	9,904,663	69,431,688

		2,513,598,673

Beverages — 0.9%
Coca-Cola Co. (The)	2,749,065	169,809,745

Biotechnology — 1.1%
Gilead Sciences, Inc.	3,008,553	196,157,656

Broadline Retail — 0.3%
Kohl’s Corp.	2,377,063	56,906,888

Capital Markets — 4.1%
Federated Hermes, Inc., Class B	1,859,359	61,079,943
Franklin Resources, Inc.	6,213,865	141,924,677
Invesco Ltd.	9,910,786	140,435,838
Janus Henderson Group PLC	2,858,565	89,244,399
Lazard, Inc.	2,388,471	91,956,133
T Rowe Price Group, Inc.	2,061,453	225,873,405

		750,514,395

Chemicals — 3.3%
Chemours Co. (The)	3,162,095	84,586,041
FMC Corp.	2,779,454	164,015,580
Huntsman Corp.	3,486,495	83,187,771
LyondellBasell Industries NV, Class A	2,633,275	263,248,502

		595,037,894

Consumer Finance — 0.8%
OneMain Holdings, Inc.	2,598,157	135,389,961

Consumer Staples Distribution & Retail — 1.1%
Walgreens Boots Alliance, Inc.	10,929,243	193,775,478

Containers & Packaging — 3.8%
International Paper Co.	7,587,432	265,104,874
Packaging Corp. of America	857,916	148,402,310
Sonoco Products Co.	2,104,505	117,957,505
Westrock Co.	3,124,897	149,870,060

		681,334,749

Distributors — 0.8%
Genuine Parts Co.	937,434	147,373,999

Diversified Consumer Services — 0.7%
H&R Block, Inc.	2,789,804	131,762,443

Diversified Telecommunication Services — 3.6%
AT&T Inc.	19,604,174	331,114,499
Verizon Communications, Inc.	8,327,650	328,858,898

		659,973,397

Security	Shares	Value

Electric Utilities — 15.9%
Alliant Energy Corp.	4,244,203	$211,361,309
American Electric Power Co., Inc.	2,639,788	227,100,962
Edison International	3,525,000	250,486,500
Entergy Corp.	2,281,142	243,329,417
Eversource Energy	4,213,408	255,416,793
Exelon Corp.	5,856,833	220,099,784
FirstEnergy Corp.	6,052,045	232,035,405
IDACORP, Inc.	1,107,631	104,981,266
NextEra Energy, Inc.	3,335,944	223,408,170
NRG Energy, Inc.	2,918,544	212,090,592
OGE Energy Corp.	4,358,067	151,007,022
Pinnacle West Capital Corp.	2,513,410	185,112,647
PPL Corp.	7,489,839	205,670,979
Xcel Energy, Inc.	3,103,699	166,761,747

		2,888,862,593

Financial Services — 0.6%
Western Union Co. (The)	7,760,448	104,300,421

Food Products — 2.7%
Conagra Brands, Inc.	9,297,429	286,174,865
General Mills, Inc.	2,910,559	205,077,987

		491,252,852

Gas Utilities — 1.7%
New Jersey Resources Corp.	2,167,225	94,686,061
Southwest Gas Holdings, Inc.	1,168,797	87,215,632
UGI Corp.	4,550,834	116,319,317

		298,221,010

Hotels, Restaurants & Leisure — 1.0%
McDonald’s Corp.	393,909	107,552,913
Wendy’s Co. (The)	3,644,921	72,861,971

		180,414,884

Household Durables — 2.0%
Garmin Ltd.	884,657	127,806,397
Leggett & Platt, Inc.	2,802,354	50,638,537
Newell Brands, Inc.	8,742,743	69,417,379
Whirlpool Corp.	1,203,429	114,157,275

		362,019,588

Household Products — 1.3%
Kimberly-Clark Corp.	1,729,797	236,169,184

Insurance — 6.8%
Cincinnati Financial Corp.	1,294,919	149,809,179
Fidelity National Financial, Inc., Class A	3,756,863	185,964,719
MetLife, Inc.	2,217,245	157,601,775
Old Republic International Corp.	5,567,134	166,234,621
Principal Financial Group, Inc.	2,175,785	172,191,625
Prudential Financial, Inc.	2,281,151	252,021,562
Unum Group	3,092,503	156,789,902

		1,240,613,383

IT Services — 0.9%
International Business Machines Corp.	970,734	161,335,991

Media — 2.0%
Interpublic Group of Cos., Inc. (The)	6,514,568	198,303,450
Omnicom Group, Inc.	1,846,110	171,392,852

		369,696,302

Metals & Mining — 1.1%
Newmont Corp.	5,090,512	206,878,408

Multi-Utilities — 10.6%
Avista Corp.	1,703,022	61,274,732
Black Hills Corp.	1,489,507	81,773,934

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Select Dividend ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Multi-Utilities (continued)
CenterPoint Energy, Inc.	5,307,795	$154,669,146
CMS Energy Corp.	3,206,610	194,352,632
Dominion Energy, Inc.	6,120,884	312,042,666
DTE Energy Co.	1,779,710	196,337,607
NiSource, Inc.	8,047,828	224,212,488
Northwestern Energy Group, Inc.	1,363,844	68,792,291
Public Service Enterprise Group, Inc.	3,257,870	225,053,660
Sempra	2,428,554	173,957,323
WEC Energy Group, Inc.	2,816,943	232,792,170

		1,925,258,649

Oil, Gas & Consumable Fuels — 5.1%
Chevron Corp.	1,406,932	226,895,924
Exxon Mobil Corp.	1,785,028	211,115,261
ONEOK, Inc.	3,759,747	297,471,183
Valero Energy Corp.	1,119,973	179,050,083

		914,532,451

Pharmaceuticals — 2.3%
Merck & Co., Inc.	955,724	123,498,655
Pfizer, Inc.	11,434,370	292,948,560

		416,447,215

Specialty Retail — 1.3%
Best Buy Co., Inc.	3,183,243	234,414,015

Technology Hardware, Storage & Peripherals — 1.9%
HP, Inc.	6,826,936	191,768,632
Seagate Technology Holdings PLC	1,775,174	152,505,199

		344,273,831

Security	Shares	Value

Tobacco — 4.6%
Altria Group, Inc.	12,098,501	$530,035,329
Philip Morris International, Inc.	3,260,784	309,578,833

		839,614,162

Trading Companies & Distributors — 1.3%
MSC Industrial Direct Co., Inc., Class A	994,334	90,723,034
Watsco, Inc.	329,798	147,657,161

		238,380,195

Total Long-Term Investments — 99.8% (Cost: $18,046,030,663)		18,091,618,033

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(a)(b)	64,708,693	64,708,693

Total Short-Term Securities — 0.4% (Cost: $64,708,693)		64,708,693

Total Investments — 100.2% (Cost: $18,110,739,356)		18,156,326,726
Liabilities in Excess of Other Assets — (0.2)%		(30,208,664)

Net Assets — 100.0%		$18,126,118,062

(a)	Affiliate of the Fund.
(b)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares(a)	$—	$14,183	(b)	$—	$(14,183)	$—	$—	—	$30,369	(c)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	30,848,274	33,860,419	(b)	—	—	—	64,708,693	64,708,693	1,934,089		—

					$(14,183)	$—	$64,708,693		$1,964,458		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2024	iShares® Select Dividend ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Energy Select Sector Index	41	06/21/24	$4,039	$157,517
E-Mini Financials Select Sector Index	132	06/21/24	16,516	(128,859)
E-Mini Utilities Select Sector Index	180	06/21/24	12,166	451,038

				$479,696

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts Unrealized appreciation on futures contracts(a)	$—	$—	$608,555	$—	$—	$—	$608,555

Liabilities — Derivative Financial Instruments
Futures contracts Unrealized depreciation on futures contracts(a)	$—	$—	$128,859	$—	$—	$—	$128,859

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$9,070,417	$—	$—	$—	$9,070,417

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,649,859)	$—	$—	$—	$(1,649,859)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$41,967,804

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

34	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Select Dividend ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$18,091,618,033	$—	$—	$18,091,618,033
Short-Term Securities
Money Market Funds	64,708,693	—	—	64,708,693

	$18,156,326,726	$—	$—	$18,156,326,726

Derivative Financial Instruments(a)
Assets
Equity Contracts	$608,555	$—	$—	$608,555
Liabilities
Equity Contracts	(128,859)	—	—	(128,859)

	$479,696	$—	$—	$479,696

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	35

Statements of Assets and Liabilities

April 30, 2024

	iShares Core Dividend ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF

ASSETS
Investments, at value — unaffiliated(a)	$329,153,267	$26,216,992,418	$10,169,552,277	$18,091,618,033
Investments, at value — affiliated(b)	2,453,053	238,826,931	12,064,701	64,708,693
Cash	—	5,654	1,052	6,674
Cash pledged:
Futures contracts	58,000	4,565,000	875,000	1,079,000
Receivables:
Securities lending income — affiliated	—	4,145	—	—
Capital shares sold	—	228,273	34,305	—
Dividends — unaffiliated	476,288	26,440,434	21,327,728	32,142,181
Dividends — affiliated	4,023	251,854	65,974	166,835

Total assets	332,144,631	26,487,314,709	10,203,921,037	18,189,721,416

LIABILITIES
Bank overdraft	25,545	—	—	—
Payables:
Investments purchased	—	—	11,340,615	57,081,409
Capital shares redeemed	—	—	—	569,520
Investment advisory fees	13,760	1,743,885	674,965	5,700,163
Variation margin on futures contracts	19,200	1,532,000	94,335	252,262

Total liabilities	58,505	3,275,885	12,109,915	63,603,354

Commitments and contingent liabilities

NET ASSETS	$332,086,126	$26,484,038,824	$10,191,811,122	$18,126,118,062

NET ASSETS CONSIST OF:
Paid-in capital	$334,797,158	$22,751,216,722	$11,250,437,278	$19,171,321,427
Accumulated earnings (loss)	(2,711,032)	3,732,822,102	(1,058,626,156)	(1,045,203,365)

NET ASSETS	$332,086,126	$26,484,038,824	$10,191,811,122	$18,126,118,062

NET ASSET VALUE

Shares outstanding	7,800,000	473,350,000	94,500,000	151,800,000

Net asset value	$42.58	$55.95	$107.85	$119.41

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$306,050,362	$21,518,447,182	$9,667,618,120	$18,046,030,663
(b) Investments, at cost — affiliated	$2,445,874	$206,369,387	$12,064,701	$64,708,693

See notes to financial statements.

36	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations

Year Ended April 30, 2024

	iShares Core Dividend ETF	iShares Core Dividend Growth ETF	iShares Core High Dividend ETF	iShares Select Dividend ETF

INVESTMENT INCOME
Dividends — unaffiliated	$8,837,471	$630,228,479	$402,873,503	$829,584,909
Dividends — affiliated	79,862	8,032,437	3,552,705	1,934,089
Interest — unaffiliated	139	21,361	9,521	32,652
Securities lending income — affiliated — net	9	942,446	2,419	30,369
Foreign taxes withheld	(8,866)	(222,711)	—	—

Total investment income	8,908,615	639,002,012	406,438,148	831,582,019

EXPENSES
Investment advisory	136,678	19,580,231	8,224,956	71,884,231
Interest expense	5	61	257	153

Total expenses	136,683	19,580,292	8,225,213	71,884,384

Net investment income	8,771,932	619,421,720	398,212,935	759,697,635

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	605,127	185,060,626	(78,052,675)	177,204,889
Investments — affiliated	(39,269)	1,463,600	23,486,723	(14,183)
Futures contracts	205,313	19,670,097	2,965,060	9,070,417
In-kind redemptions — unaffiliated(a)	3,852,975	539,142,844	225,374,702	787,160,997
In-kind redemptions — affiliated(a)	12,481	4,946,942	26,488	—

	4,636,627	750,284,109	173,800,298	973,422,120

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	30,090,430	1,633,541,373	271,307,458	(846,347,981)
Investments — affiliated	164,213	16,227,159	—	—
Futures contracts	(54,406)	(6,815,274)	(1,351,677)	(1,649,859)

	30,200,237	1,642,953,258	269,955,781	(847,997,840)

Net realized and unrealized gain	34,836,864	2,393,237,367	443,756,079	125,424,280

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,608,796	$3,012,659,087	$841,969,014	$885,121,915

(a) See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Statements of Changes in Net Assets

	iShares Core Dividend ETF		iShares Core Dividend Growth ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,771,932	$6,460,263	$619,421,720	$575,258,915
Net realized gain (loss)	4,636,627	(12,617,681)	750,284,109	248,197,630
Net change in unrealized appreciation (depreciation)	30,200,237	(962,486)	1,642,953,258	(65,720,886)

Net increase (decrease) in net assets resulting from operations	43,608,796	(7,119,904)	3,012,659,087	757,735,659

DISTRIBUTIONS TO SHAREHOLDERS(a)

Decrease in net assets resulting from distributions to shareholders	(8,487,745)	(6,069,221)	(616,886,891)	(566,321,278)

CAPITAL SHARE TRANSACTIONS

Net increase in net assets derived from capital share transactions	36,265,594	13,625,180	577,063,593	576,990,646

NET ASSETS
Total increase in net assets	71,386,645	436,055	2,972,835,789	768,405,027

Beginning of year	260,699,481	260,263,426	23,511,203,035	22,742,798,008

End of year	$332,086,126	$260,699,481	$26,484,038,824	$23,511,203,035

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

38	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	iShares Core High Dividend ETF		iShares Select Dividend ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$398,212,935	$467,160,044	$759,697,635	$779,187,674
Net realized gain	173,800,298	187,210,528	973,422,120	684,182,466
Net change in unrealized appreciation (depreciation)	269,955,781	(426,134,339)	(847,997,840)	(1,827,432,545)

Net increase (decrease) in net assets resulting from operations	841,969,014	228,236,233	885,121,915	(364,062,405)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(372,509,745)	(476,667,345)	(737,378,830)	(783,757,169)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(1,415,312,932)	1,755,194,226	(3,444,012,541)	908,270,822

NET ASSETS
Total increase (decrease) in net assets	(945,853,663)	1,506,763,114	(3,296,269,456)	(239,548,752)
Beginning of year	11,137,664,785	9,630,901,671	21,422,387,518	21,661,936,270

End of year	$10,191,811,122	$11,137,664,785	$18,126,118,062	$21,422,387,518

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	39

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core Dividend ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of year	$37.51	$39.14	$38.39	$25.94	$27.96

Net investment income(a)	1.27	0.96	0.77	0.70	0.64

Net realized and unrealized gain (loss)(b)	5.04	(1.68)	0.68	12.43	(2.02)

Net increase (decrease) from investment operations	6.31	(0.72)	1.45	13.13	(1.38)

Distributions from net investment income(c)	(1.24)	(0.91)	(0.70)	(0.68)	(0.64)

Net asset value, end of year	$42.58	$37.51	$39.14	$38.39	$25.94

Total Return(d)

Based on net asset value	17.14%	(1.75)%	3.71%	51.33%	(4.95)%

Ratios to Average Net Assets(e)

Total expenses	0.05%	0.15%	0.25%	0.25%	0.25%

Net investment income	3.21%	2.54%	1.87%	2.20%	2.31%

Supplemental Data

Net assets, end of year (000)	$332,086	$260,699	$260,263	$67,180	$24,645

Portfolio turnover rate(f)	36%	65%	25%	30%	33%

(a)	Based on average shares outstanding.

(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

40	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core Dividend Growth ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of year	$50.88	$50.58	$49.87	$36.39	$38.13

Net investment income(a)	1.33	1.22	1.10	1.08	0.99
Net realized and unrealized gain (loss)(b)	5.07	0.28	0.68	13.44	(1.77)

Net increase (decrease) from investment operations	6.40	1.50	1.78	14.52	(0.78)

Distributions from net investment income(c)	(1.33)	(1.20)	(1.07)	(1.04)	(0.96)

Net asset value, end of year	$55.95	$50.88	$50.58	$49.87	$36.39

Total Return(d)
Based on net asset value	12.77%	3.13%	3.51%	40.52%	(2.05)%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	2.53%	2.47%	2.10%	2.53%	2.55%

Supplemental Data
Net assets, end of year (000)	$26,484,039	$23,511,203	$22,742,798	$18,403,156	$9,355,727

Portfolio turnover rate(f)	25%	30%	22%	31%	24%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	41

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Core High Dividend ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of year	$102.75	$103.67	$95.59	$81.85	$95.42

Net investment income(a)	3.95	3.95	3.68	3.56	3.24
Net realized and unrealized gain (loss)(b)	4.84	(0.88)	7.80	13.72	(13.51)

Net increase (decrease) from investment operations	8.79	3.07	11.48	17.28	(10.27)

Distributions from net investment income(c)	(3.69)	(3.99)	(3.40)	(3.54)	(3.30)

Net asset value, end of year	$107.85	$102.75	$103.67	$95.59	$81.85

Total Return(d)
Based on net asset value	8.82%	3.16%	12.21%	21.70%	(10.86)%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	3.87%	3.86%	3.68%	4.13%	3.53%

Supplemental Data
Net assets, end of year (000)	$10,191,811	$11,137,665	$9,630,902	$6,839,327	$6,036,798

Portfolio turnover rate(f)	67%	74%	74%	75%	62%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

42	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Select Dividend ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of year	$117.61	$123.50	$118.37	$80.66	$101.13

Net investment income(a)	4.60	4.24	3.91	3.51	3.51
Net realized and unrealized gain (loss)(b)	1.67	(5.87)	4.97	37.74	(20.30)

Net increase (decrease) from investment operations	6.27	(1.63)	8.88	41.25	(16.79)

Distributions from net investment income(c)	(4.47)	(4.26)	(3.75)	(3.54)	(3.68)

Net asset value, end of year	$119.41	$117.61	$123.50	$118.37	$80.66

Total Return(d)
Based on net asset value	5.58%	(1.23)%	7.63%	52.54%	(16.96)%

Ratios to Average Net Assets(e)
Total expenses	0.38%	0.38%	0.38%	0.38%	0.39%

Net investment income	4.04%	3.52%	3.23%	3.78%	3.60%

Supplemental Data
Net assets, end of year (000)	$18,126,118	$21,422,388	$21,666,936	$18,495,567	$13,257,023

Portfolio turnover rate(f)	17%	15%	15%	55%	6%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	43

Notes to Financial Statements

1. ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification

Core Dividend	Diversified

Core Dividend Growth	Diversified

Core High Dividend	Non-Diversified

Select Dividend	Diversified

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise

44	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5. DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained to an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Core Dividend	0.05%
Core Dividend Growth	0.08
Core High Dividend	0.08

For its investment advisory services to the iShares Select Dividend ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Aggregate Average Daily Net Assets	Investment Advisory Fees
First $46 billion	0.4000%
Over $46 billion, up to and including $81 billion	0.3800
Over $81 billion, up to and including $111 billion	0.3610
Over $111 billion, up to and including $141 billion	0.3430
Over $141 billion, up to and including $171 billion	0.3259
Over $171 billion	0.3096

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. Each Fund does not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities

46	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended April 30, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Core Dividend	$4
Core Dividend Growth	223,134
Core High Dividend	1,035
Select Dividend	9,382

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Core Dividend	$43,619,381	$42,575,719	$(1,370,832)
Core Dividend Growth	1,507,904,537	1,481,357,509	113,794,870
Core High Dividend	1,482,270,616	1,047,679,320	12,037,035
Select Dividend	307,371,074	180,474,645	(4,495,755)

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7. PURCHASES AND SALES

For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Core Dividend	$99,260,416	$98,608,151
Core Dividend Growth	6,084,951,766	6,086,170,380
Core High Dividend	6,870,047,720	6,834,866,415
Select Dividend	3,183,719,131	3,220,700,160

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (continued)

For the year ended April 30, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Core Dividend	$66,783,248	$31,110,242
Core Dividend Growth	2,294,625,662	1,722,623,010
Core High Dividend	654,703,850	2,072,377,256
Select Dividend	929,867,557	4,300,682,987

8. INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Core Dividend	$3,863,908	$(3,863,908)
Core Dividend Growth	543,221,001	(543,221,001)
Core High Dividend	223,112,803	(223,112,803)
Select Dividend	783,645,048	(783,645,048)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended April 30, 2024	Year Ended April 30, 2023
Core Dividend
Ordinary income	$8,487,745	$6,069,221

Core Dividend Growth
Ordinary income	$616,886,891	$566,321,278

Core High Dividend
Ordinary income	$372,509,745	$476,667,345

Select Dividend
Ordinary income	$737,378,830	$783,757,169

As of April 30, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Core Dividend	$1,077,148	$(26,530,156)	$22,741,976	$(2,711,032)
Core Dividend Growth	49,281,100	(1,009,048,248)	4,692,589,250	3,732,822,102
Core High Dividend	43,872,818	(1,580,879,478)	478,380,504	(1,058,626,156)
Select Dividend	49,496,952	(1,029,155,503)	(65,544,814)	(1,045,203,365)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, the timing and recognition of partnership income and the timing and recognition of realized gains (losses) for tax purposes.

For the year ended April 30, 2024, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Amount Utilized
Core Dividend	$572,477
Core Dividend Growth	189,624,366
Select Dividend	154,753,791

48	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Dividend	$308,863,114	$36,072,455	$(13,329,249)	$22,743,206
Core Dividend Growth	21,763,230,099	5,277,493,558	(584,904,308)	4,692,589,250
Core High Dividend	9,703,236,474	778,625,550	(300,245,046)	478,380,504
Select Dividend	18,221,871,540	1,705,180,165	(1,770,724,979)	(65,544,814)

9. PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic

N O T E S T O F I N A N C I A L S T A T E M E N T S	49

Notes to Financial Statements (continued)

growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

iShares ETF	Year Ended 04/30/24		Year Ended 04/30/23
	Shares	Amount	Shares	Amount
Core Dividend
Shares sold	1,650,000	$67,441,257	3,000,000	$113,592,280
Shares redeemed	(800,000)	(31,175,663)	(2,700,000)	(99,967,100)

	850,000	$36,265,594	300,000	$13,625,180

Core Dividend Growth
Shares sold	44,300,000	$2,310,691,239	70,700,000	$3,514,986,304
Shares redeemed	(33,000,000)	(1,733,627,646)	(58,300,000)	(2,937,995,658)

	11,300,000	$577,063,593	12,400,000	$576,990,646

Core High Dividend
Shares sold	6,500,000	$660,365,834	64,500,000	$6,706,128,749
Shares redeemed	(20,400,000)	(2,075,678,766)	(49,000,000)	(4,950,934,523)

	(13,900,000)	$(1,415,312,932)	15,500,000	$1,755,194,226

Select Dividend
Shares sold	8,350,000	$959,530,770	48,000,000	$5,672,978,227
Shares redeemed	(38,700,000)	(4,403,543,311)	(41,250,000)	(4,764,707,405)

	(30,350,000)	$(3,444,012,541)	6,750,000	$908,270,822

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and Shareholders of each of the four funds listed in the table below

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

iShares Core Dividend ETF iShares Core Dividend Growth ETF iShares Core High Dividend ETF iShares Select Dividend ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	51

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:

iShares ETF	Qualified Dividend Income

Core Dividend	$8,418,870
Core Dividend Growth	631,875,634
Core High Dividend	400,227,417
Select Dividend	809,554,902

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2024:

iShares ETF	Qualified Business Income

Core Dividend	$357,339

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Core Dividend	93.08%
Core Dividend Growth	99.02
Core High Dividend	98.26
Select Dividend	100.00

52

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core Dividend ETF, iShares Core Dividend Growth ETF, iShares Core High Dividend ETF and iShares Select Dividend ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

S T A T E M E N T R E G A R D I N G L I Q U I D I T Y R I S K M A N A G E M E N T P R O G R A M	53

Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive, and its United Kingdom (“UK”) equivalent, (“AIFMD”) impose detailed and prescriptive obligations on fund managers established in the European Union (the “EU”) and the UK. These do not currently apply to managers established outside of the EU or UK, such as BFA (the “Company”). Rather, the Company is only required to comply with certain disclosure, reporting and transparency obligations of AIFMD because it has registered the iShares Select Dividend ETF (the “Fund”) to be marketed to investors in the EU and/or UK.

Report on Remuneration

BlackRock has a clear and well-defined pay-for-performance philosophy, and compensation programs which support that philosophy.

BlackRock operates a total compensation model for remuneration which includes a base salary, which is contractual, and a discretionary bonus scheme. Although all employees are eligible to receive a discretionary bonus, there is no contractual obligation to make a discretionary bonus award to any employees. For senior management and staff who have the ability to materially affect the risk profile of the Fund, a significant percentage of variable remuneration is deferred over time. All employees are subject to a clawback policy.

Remuneration decisions for employees are made once annually in January following the end of the performance year, based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual total compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Annual incentive awards are paid from a bonus pool which is reviewed throughout the year by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Enterprise Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions. Individuals are not involved in setting their own remuneration.

Each of the control functions (Enterprise Risk, Legal & Compliance, Finance, Human Resources and Internal Audit) each have their own organizational structures which are independent of the business units and therefore staff members in control functions are remunerated independently of the businesses they oversee. Functional bonus pools for those control functions are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent remuneration committee.

The Company is required under the AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year. BlackRock bases its proportionality approach on a combination of factors that it is entitled to take into account based on relevant guidelines.

Remuneration information at an individual AIF level is not readily available. Disclosures are provided in relation to (a) the staff of the Company; (b) staff who are senior management; (c) staff who have the ability to materially affect the risk profile of the Fund; and (d) staff of companies to which portfolio management and risk management has been formally delegated.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

Members of staff and senior management of the Company typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the Company and across the broader BlackRock group. Conversely, members of staff and senior management of the broader BlackRock group may provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of the broader BlackRock group and of the Company. Therefore, the figures disclosed are a sum of individuals’ portion of remuneration attributable to the Company according to an objective apportionment methodology which acknowledges the multiple-service nature of the Company and the broader BlackRock group. Accordingly, the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded to the Company’s staff in respect of the Company’s financial year ending December 31, 2023 was USD 5.43m. This figure is comprised of fixed remuneration of USD 0.74m and variable remuneration of USD 4.68m. There was a total of 8 beneficiaries of the remuneration described above.

54	2 0 2 4 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information (unaudited) (continued)

The amount of the aggregate remuneration awarded by the Company in respect of the Company’s financial year ending December 31, 2023, to its senior management was USD 3.66m, and to other members of its staff whose actions potentially have a material impact on the risk profile of the Company or its funds was USD 1.77m.

Disclosures Under the EU Sustainable Finance Disclosure Regulation

iShares Select Dividend ETF is registered under the Alternative Investment Fund Managers Directive to be marketed to European Union (“EU”) investors, as noted above. As a result, certain disclosures are required under the EU Sustainable Finance Disclosure Regulation (“SFDR”).

iShares Select Dividend ETF has not been categorized under the SFDR as an “Article 8” or “Article 9” product. In addition, the Fund’s investment strategy does not take into account the criteria for environmentally sustainable economic activities under the EU sustainable investment taxonomy regulation or principal adverse impacts (“PAIs”) on sustainability factors under the SFDR. PAIs are identified under the SFDR as the material impacts of investment decisions on sustainability factors relating to environmental, social and employee matters, respect for human rights, and anti-corruption and anti-bribery matters.

S U P P L E M E N T A L I N F O R M A T I O N	55

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the iShares Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the iShares Complex, which consists of 404 funds as of April 30, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Laura F. Fergerson (1962)	Trustee (since 2024).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

56	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

James Lam (1961)	Trustee (since 2024).

President, James Lam & Associates, Inc. (since 2002); Director of the FAIR Institute (since 2020); adjunct professor at Carnegie Mellon University (since 2018); Member, Zicklin School of Business Dean’s Council of Baruch College (since 2017); Director and Audit Committee Chair of RiskLens, Inc. (2018-2023); Director, Risk Oversight Committee Chair and Audit Committee Member of E*TRADE Financial and E*TRADE Bank (2012-2020).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	57

Trustee and Officer Information (unaudited) (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

58	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.

•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	59

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc. or S&P Dow Jones Indices LLC, nor do these companies make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the companies listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-409-0424

APRIL 30, 2024

2024 Annual Report

iShares Trust

•	iShares Morningstar Mid-Cap Value ETF | IMCV | NASDAQ

•	iShares Morningstar Small-Cap ETF | ISCB | NYSE Arca

•	iShares Morningstar U.S. Equity ETF | ILCB | NYSE Arca

•	iShares Morningstar Value ETF | ILCV | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	20.98%	22.66%

U.S. small cap equities (Russell 2000® Index)	19.66	13.32

International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28

Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 22.30%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive environment for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. Consumers were emboldened by a strong labor market, as employers continued to add jobs, and average hourly wages increased notably. Higher asset values also supported consumer spending, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

While consumer sentiment rose amid healthy household balance sheets and an improving economy, it remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. Inflation declined early in the reporting period, decreasing from 4.1% in May 2023 to 3% in June 2023, but remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, to the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While investors closely watched the Fed for signs of a shift toward lower interest rates, tenacious inflation later in the reporting period led investors to limit their expectations.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

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Fund Summary as of April 30, 2024	iShares® Morningstar Mid-Cap Value ETF

Investment Objective

The iShares Morningstar Mid-Cap Value ETF (the “Fund”) seeks to track the investment results of an index composed of mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.49%	8.18%	8.32%	14.49%	48.13%	122.42%
Fund Market	14.36	8.17	8.31	14.36	48.07	122.14
Index	14.58	8.31	8.54	14.58	49.05	126.86

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Mid Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Mid Cap Broad Value IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,209.20	$ 0.33		$ 1,000.00	$ 1,024.57	$ 0.30		0.06%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2024 (continued)	iShares® Morningstar Mid-Cap Value ETF

Portfolio Management Commentary

Value-oriented mid-capitalization U.S. stocks advanced for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The financials sector was the largest contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The capital markets industry gained, benefiting from growing institutional acceptance of cryptocurrencies, which promoted increased transactions and drove revenue at cryptocurrency trading platforms. The financial services industry was another source of strength, bolstered by higher earnings from credit operations, which benefited from higher interest rates, and fees for assets under management. Meanwhile, higher premiums, greater income from investments amid higher bond yields, and slowing inflation in claim costs benefited the property and casualty insurance industry. While underwriting losses weighed on profitability in the wake of damaging storms, this was partially offset by premium growth.

The industrials sector was another significant contributor to the Index’s performance. Strong economic growth increased investor confidence that demand would continue to expand, boosting earnings in the sector. Moderating inflation also helped the sector by reducing cost pressures and allowing companies to maintain profitability. The capital goods industry was the leading source of strength, as spending on factory construction increased following passage of federal legislation granting subsidies for certain types of production facilities. The surge in manufacturing construction benefited makers of building products, machinery, manufacturing equipment, and tools.

The information technology sector also contributed to the Index’s return. The technology hardware, storage, and peripherals industry gained, as strong demand for servers optimized for artificial intelligence applications propelled sales in the industry. Continued growth in cloud computing drove increased demand for data storage, benefiting makers of hard drives and memory chips.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	17.7%
Industrials	11.7
Utilities	11.4
Health Care	9.0
Consumer Discretionary	8.9
Materials	8.8
Information Technology	8.6
Consumer Staples	8.2
Real Estate	8.0
Energy	6.1
Communication Services	1.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)

PACCAR, Inc.	1.1%
Capital One Financial Corp.	1.1
General Motors Co.	1.1
American International Group, Inc.	1.1
Truist Financial Corp.	1.0
Ford Motor Co.	1.0
Williams Cos., Inc. (The)	1.0
ONEOK, Inc.	1.0
Simon Property Group, Inc.	1.0
Newmont Corp.	0.9

(a)	Excludes money market funds.

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Fund Summary as of April 30, 2024	iShares® Morningstar Small-Cap ETF

Investment Objective

The iShares Morningstar Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.S. equities, as represented by the Morningstar® US Small Cap Extended IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	14.32%	5.19%	6.44%	14.32%	28.78%	86.67%
Fund Market	14.62	5.17	6.43	14.62	28.68	86.53
Index	14.18	5.14	6.50	14.18	28.51	87.65

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Small Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Small Cap Extended IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,201.00	$ 0.22		$ 1,000.00	$ 1,024.66	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2024 (continued)	iShares® Morningstar Small-Cap ETF

Portfolio Management Commentary

Small-capitalization U.S. stocks advanced for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The industrials sector contributed the most to the Index’s performance. Strong economic growth bolstered stocks in the sector, which is sensitive to overall conditions in the broader economy. This supportive backdrop led to investor confidence that demand would continue to expand, boosting earnings in the sector. A key measure of confidence among purchasing managers in manufacturing rose to its highest level in nearly two years, as output improved and suppliers’ delivery times shortened. Moderating inflation also helped reduce cost pressures, allowing companies to maintain profitability. The capital goods industry was the leading source of strength, as spending on factory construction increased following passage of federal legislation granting subsidies for certain types of production facilities. The surge in manufacturing construction benefited makers of machinery, building products, manufacturing equipment, and tools.

The financials sector was another strong contributor to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The capital markets industry advanced, as higher short-term interest rates drove increased interest income, bolstering the industry’s revenue. Regional bank stocks also gained, as investor sentiment recovered following a prominent regional bank failure at the beginning of the reporting period.

The information technology sector further aided performance. The software industry advanced, as the U.S. economy continued to expand and the Fed paused its interest rate increases. The rising price of cryptocurrencies late in the reporting period buoyed the stock of a software company with substantial cryptocurrency assets. Amid growth in cloud computing, strong revenue from a multi-cloud software platform designed to simplify integration of products from different vendors bolstered the industry’s earnings.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Industrials	18.7%
Financials	17.3
Consumer Discretionary	14.6
Health Care	13.1
Information Technology	12.0
Real Estate	6.2
Materials	5.6
Energy	4.6
Communication Services	3.0
Consumer Staples	2.8
Utilities	2.1

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
MicroStrategy, Inc., Class A	0.4%
TopBuild Corp.	0.3
Toll Brothers, Inc.	0.3
Shockwave Medical, Inc.	0.3
nVent Electric PLC	0.3
Dick’s Sporting Goods, Inc.	0.3
Sarepta Therapeutics, Inc.	0.3
Tenet Healthcare Corp.	0.3
Natera, Inc.	0.3
Comfort Systems U.S.A., Inc.	0.3

(a)	Excludes money market funds.

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Fund Summary as of April 30, 2024	iShares® Morningstar U.S. Equity ETF

Investment Objective

The iShares Morningstar U.S. Equity ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities, as represented by the Morningstar® US Large-Mid Cap IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that re included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	23.44%	12.48%	11.73%	23.44%	80.06%	203.30%
Fund Market	23.48	12.50	11.74	23.48	80.22	203.38
Index	23.43	12.58	11.89	23.43	80.84	207.67

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Core IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,214.60	$ 0.17		$ 1,000.00	$ 1,024.71	$ 0.15		0.03%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2024 (continued)	iShares® Morningstar U.S. Equity ETF

Portfolio Management Commentary

Large- and mid-capitalization U.S. stocks advanced strongly for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The information technology sector was the largest contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI, which allows users to generate outputs using simple natural language queries, drove investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained the most, as companies purchased specialized chips to provide computing capacity for AI applications, which require substantial processing power. In some cases corporations set up separate budgetary allocations to expedite increased investment in AI technologies. Consequently, industry revenue and earnings grew rapidly.

The software and services industry also advanced, driven by strength among systems software companies. Enthusiasm for AI products benefited a large company in the industry with a significant investment in a prominent consumer-facing AI platform. Integration of AI into already existing productivity software and cloud services also propelled gains, as many customers adopted new AI features to automate certain tasks.

The financials sector also contributed significantly to the Index’s return, as interest rates rose to the highest levels in 22 years while the economy remained fundamentally healthy. The transaction and payment processing services industry advanced, as growth in consumer spending, cross-border transactions, and e-commerce sales increased earnings at companies that manage consumer payments.

The communication services sector further aided performance, led by the interactive media and services industry. Growth in the online advertising market drove large increases in both revenue and income, and industry companies initiated dividend payments while continuing stock buybacks. Cost cutting efforts also boosted profitability, as the industry refocused on core social media products.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Information Technology	29.1%
Financials	13.3
Health Care	12.0
Consumer Discretionary	10.3
Industrials	9.1
Communication Services	9.0
Consumer Staples	6.1
Energy	4.2
Materials	2.4
Utilities	2.3
Real Estate	2.2

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Microsoft Corp.	6.5%
Apple Inc.	5.6
NVIDIA Corp.	4.7
Amazon.com, Inc.	3.7
Alphabet, Inc., Class A	2.2
Meta Platforms, Inc., Class A	2.2
Alphabet, Inc., Class C, NVS	2.0
Berkshire Hathaway, Inc., Class B	1.6
Eli Lilly & Co.	1.5
Broadcom, Inc.	1.4

(a)	Excludes money market funds.

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2024	iShares® Morningstar Value ETF

Investment Objective

The iShares Morningstar Value ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization U.S. equities that exhibit value characteristics, as represented by the Morningstar® US Large-Mid Cap Broad Value IndexSM (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	16.27%	9.18%	8.81%	16.27%	55.17%	132.56%
Fund Market	16.26	9.19	8.80	16.26	55.21	132.50
Index	16.27	9.30	8.99	16.27	56.02	136.61

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through March 21, 2021 reflects the performance of the Morningstar® US Large Value IndexSM. Index performance beginning on March 22, 2021 reflects the performance of the Morningstar® US Large-Mid Cap Broad Value IndexSM.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return
Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
$ 1,000.00	$ 1,187.90	$ 0.22		$ 1,000.00	$ 1,024.66	$ 0.20		0.04%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2024 (continued)	iShares® Morningstar Value ETF

Portfolio Management Commentary

Value-oriented large- and mid-capitalization U.S. stocks advanced for the reporting period, as receding inflation, shifting monetary policy, and robust U.S. economic growth supported equities. The financials sector contributed the most to the Index’s return, led by the capital markets industry. Strong revenue from asset and wealth management supported earnings growth, as assets under management rose due to higher asset prices and solid inflows. The financial services industry also gained, as a large multi-sector holding company with investments in a broad array of companies benefited from rising equity prices. Banks also advanced, as robust net interest income (the difference between the interest received from a bank’s assets and the interest paid on deposits) supported earnings. Furthermore, the Fed’s shift in monetary policy raised investor hopes for increased bank loan activity and dealmaking as borrowing costs subside.

The information technology sector was another significant contributor to the Index’s return amid notable innovations in artificial intelligence (“AI”) technology. Rapid advances in generative AI drove a surge in investor enthusiasm for products and technologies associated with AI. The semiconductors industry gained, as companies purchased specialized chips used to provide computing capacity for AI applications. Products designed to facilitate customers’ AI usage, such as networking products for AI data centers and custom AI accelerators, generated strong revenue in the industry.

The communication services sector further aided performance, led by the interactive media and services industry. Growth in the online advertising market drove large increases in both revenue and income, leading companies to initiate dividend payments while continuing stock buybacks. Cost cutting efforts also boosted profitability. In addition, strong sales of cloud computing products bolstered the earnings of a large company in the industry.

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Total Investments	(a)
Financials	19.7%
Health Care	15.3
Information Technology	12.4
Industrials	10.9
Consumer Staples	9.9
Communication Services	8.4
Energy	7.5
Consumer Discretionary	5.9
Utilities	4.1
Materials	3.6
Real Estate	2.3

TEN LARGEST HOLDINGS

Security	Percent of Total Investments	(a)
Berkshire Hathaway, Inc., Class B	3.3%
JPMorgan Chase & Co.	2.6
Exxon Mobil Corp.	2.2
Broadcom, Inc.	1.9
Meta Platforms, Inc., Class A	1.8
Procter & Gamble Co. (The)	1.8
Alphabet, Inc., Class A	1.7
Johnson & Johnson	1.6
Alphabet, Inc., Class C, NVS	1.6
Home Depot, Inc. (The)	1.5

(a)	Excludes money market funds.

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	13

Schedule of Investments April 30, 2024	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.1%
Huntington Ingalls Industries, Inc.	2,166	$599,831
L3Harris Technologies, Inc.	22,267	4,766,251
Textron, Inc.	12,617	1,067,272

		6,433,354

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	14,385	1,021,335
Expeditors International of Washington, Inc.(a)	10,499	1,168,644

		2,189,979

Automobile Components — 0.2%
BorgWarner, Inc.	28,942	948,429

Automobiles — 2.2%
Ford Motor Co.	488,309	5,932,954
General Motors Co.	143,313	6,381,728
Rivian Automotive, Inc., Class A(a)(b)	83,023	738,905

		13,053,587

Banks — 3.4%
Citizens Financial Group, Inc.	56,016	1,910,706
Fifth Third Bancorp	79,136	2,885,299
Huntington Bancshares, Inc.	173,496	2,336,991
KeyCorp.	116,999	1,695,315
M&T Bank Corp.	20,639	2,980,065
Regions Financial Corp.	115,866	2,232,738
Truist Financial Corp.	165,653	6,220,270

		20,261,384

Beverages — 0.5%
Constellation Brands, Inc., Class A	7,755	1,965,582
Molson Coors Beverage Co., Class B	22,222	1,272,432

		3,238,014

Biotechnology — 1.6%
Biogen, Inc.(b)	17,948	3,855,589
Moderna, Inc.(b)	39,776	4,387,691
United Therapeutics Corp.(b)	5,809	1,361,223

		9,604,503

Broadline Retail — 0.6%
Coupang, Inc., Class A(b)	55,134	1,240,515
eBay, Inc.	39,266	2,023,769
Etsy, Inc.(b)	5,619	385,857

		3,650,141

Building Products — 2.3%
A. O. Smith Corp.	5,866	485,939
Allegion PLC	5,316	646,213
Builders FirstSource, Inc.(b)	15,245	2,787,091
Carrier Global Corp.	54,136	3,328,823
Johnson Controls International PLC	42,387	2,758,122
Masco Corp.	27,826	1,904,690
Owens Corning	11,079	1,863,598

		13,774,476

Capital Markets — 3.5%
Ameriprise Financial, Inc.	5,333	2,196,076
Bank of New York Mellon Corp. (The)	94,246	5,323,957
Carlyle Group, Inc. (The)	25,555	1,144,864
Franklin Resources, Inc.	35,704	815,479
Nasdaq, Inc.	34,003	2,035,080
Northern Trust Corp.	25,605	2,109,596
Raymond James Financial, Inc.	12,830	1,565,260

Security	Shares	Value

Capital Markets (continued)
State Street Corp.	38,152	$2,765,638
T Rowe Price Group, Inc.	27,479	3,010,874

		20,966,824

Chemicals — 4.4%
Albemarle Corp.	14,495	1,743,893
Celanese Corp., Class A	12,850	1,973,889
CF Industries Holdings, Inc.	21,999	1,737,261
Corteva, Inc.	53,759	2,909,975
Dow, Inc.	87,027	4,951,836
DuPont de Nemours, Inc.	25,268	1,831,930
Eastman Chemical Co.	14,816	1,399,223
International Flavors & Fragrances, Inc.	31,646	2,678,834
LyondellBasell Industries NV, Class A	32,106	3,209,637
Mosaic Co. (The)	40,412	1,268,533
PPG Industries, Inc.	13,445	1,734,405
RPM International, Inc.	5,687	607,997
Westlake Corp.	2,256	332,444

		26,379,857

Commercial Services & Supplies — 0.2%
Clean Harbors, Inc.(b)	2,300	435,735
Veralto Corp.	10,353	969,869

		1,405,604

Communications Equipment — 0.3%
F5, Inc.(b)	4,039	667,687
Juniper Networks, Inc.	39,406	1,372,117

		2,039,804

Construction & Engineering — 0.5%
AECOM	10,631	981,879
EMCOR Group, Inc.	2,388	852,922
Quanta Services, Inc.	4,858	1,256,085

		3,090,886

Consumer Finance — 1.8%
Capital One Financial Corp.	45,665	6,549,731
Discover Financial Services	14,980	1,898,415
Synchrony Financial	49,014	2,155,636

		10,603,782

Consumer Staples Distribution & Retail — 2.4%
Albertsons Cos., Inc., Class A	52,298	1,066,879
BJ’s Wholesale Club Holdings, Inc.(b)	8,814	658,229
Casey’s General Stores, Inc.	1,417	452,845
Dollar General Corp.	27,162	3,780,679
Dollar Tree, Inc.(b)	15,826	1,871,424
Kroger Co. (The)	83,147	4,604,681
U.S. Foods Holding Corp.(b)	12,059	605,965
Walgreens Boots Alliance, Inc.	88,464	1,568,467

		14,609,169

Containers & Packaging — 1.7%
Amcor PLC	178,828	1,598,722
Avery Dennison Corp.	5,710	1,240,669
Ball Corp.	24,718	1,719,631
Crown Holdings, Inc.	9,220	756,686
International Paper Co.	40,802	1,425,622
Packaging Corp. of America	10,588	1,831,512
Westrock Co.	30,755	1,475,010

		10,047,852

Distributors — 0.6%
Genuine Parts Co.	10,571	1,661,867

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Distributors (continued)
LKQ Corp.	23,670	$1,020,887
Pool Corp.	2,287	829,106

		3,511,860

Diversified Consumer Services — 0.2%
Service Corp. International	12,431	891,427

Diversified REITs — 0.2%
WP Carey, Inc.	26,932	1,476,951

Electric Utilities — 6.3%
Alliant Energy Corp.	31,557	1,571,539
American Electric Power Co., Inc.	65,165	5,606,145
Avangrid, Inc.	8,816	322,048
Edison International	47,565	3,379,969
Entergy Corp.	26,101	2,784,194
Evergy, Inc.	27,300	1,431,885
Eversource Energy	43,241	2,621,269
Exelon Corp.	123,328	4,634,666
FirstEnergy Corp.	63,833	2,447,357
NRG Energy, Inc.	17,156	1,246,727
PG&E Corp.	263,464	4,507,869
Pinnacle West Capital Corp.	14,015	1,032,205
PPL Corp.	91,311	2,507,400
Xcel Energy, Inc.	68,451	3,677,872

		37,771,145

Electrical Equipment — 0.1%
Regal Rexnord Corp.	4,911	792,488

Electronic Equipment, Instruments & Components — 2.1%
Corning, Inc.	95,711	3,194,833
Flex Ltd.(a)(b)	29,830	854,629
Jabil, Inc.	5,185	608,512
Keysight Technologies, Inc.(b)	11,477	1,697,907
TD SYNNEX Corp.	6,498	765,724
TE Connectivity Ltd.	19,593	2,772,018
Teledyne Technologies, Inc.(b)	2,314	882,745
Trimble, Inc.(b)	13,841	831,429
Zebra Technologies Corp., Class A(b)	3,367	1,059,124

		12,666,921

Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A	50,423	1,644,798

Entertainment — 0.3%
Electronic Arts, Inc.	12,059	1,529,322

Financial Services — 1.9%
Apollo Global Management, Inc.	21,156	2,292,887
Corpay, Inc.(b)	3,276	989,811
Equitable Holdings, Inc.	39,761	1,467,578
Fidelity National Information Services, Inc.	73,527	4,993,954
Global Payments, Inc.	14,122	1,733,758

		11,477,988

Food Products — 4.1%
Archer-Daniels-Midland Co.	65,892	3,865,225
Bunge Global SA	18,071	1,838,905
Campbell Soup Co.	24,614	1,125,106
Conagra Brands, Inc.	56,820	1,748,920
General Mills, Inc.	70,292	4,952,774
Hormel Foods Corp.	25,124	893,409
J M Smucker Co. (The)	13,102	1,504,765
Kellanova	32,601	1,886,294
Kraft Heinz Co. (The)	99,527	3,842,738

Security	Shares	Value

Food Products (continued)
McCormick & Co., Inc., NVS	14,074	$1,070,468
Tyson Foods, Inc., Class A	33,354	2,022,920

		24,751,524

Gas Utilities — 0.3%
Atmos Energy Corp.	12,918	1,523,032

Ground Transportation — 0.4%
Knight-Swift Transportation Holdings, Inc.	18,686	863,854
U-Haul Holding Co.(b)	539	34,081
U-Haul Holding Co., NVS	7,156	438,806
XPO, Inc.(b)	7,051	757,700

		2,094,441

Health Care Equipment & Supplies — 2.1%
Align Technology, Inc.(b)	4,071	1,149,569
Baxter International, Inc.	62,792	2,534,913
Cooper Cos., Inc. (The)	10,447	930,410
GE HealthCare Technologies, Inc.	25,474	1,942,138
Hologic, Inc.(b)	29,648	2,246,429
Teleflex, Inc.	3,390	707,662
Zimmer Biomet Holdings, Inc.	24,765	2,978,734

		12,489,855

Health Care Providers & Services — 3.1%
Cardinal Health, Inc.	17,965	1,851,114
Cencora, Inc.	19,530	4,668,646
Centene Corp.(b)	66,207	4,837,083
Chemed Corp.	574	326,032
Henry Schein, Inc.(b)	15,039	1,041,902
Laboratory Corp. of America Holdings	10,518	2,118,010
Molina Healthcare, Inc.(b)	2,402	821,724
Quest Diagnostics, Inc.	13,890	1,919,320
Universal Health Services, Inc., Class B	7,271	1,239,197

		18,823,028

Health Care REITs — 0.8%
Healthpeak Properties, Inc.	59,836	1,113,548
Ventas, Inc.	27,765	1,229,434
Welltower, Inc.	26,341	2,509,771

		4,852,753

Hotels, Restaurants & Leisure — 1.1%
Caesars Entertainment, Inc.(b)	13,127	470,209
Carnival Corp.(a)(b)	117,681	1,744,032
Darden Restaurants, Inc.	7,950	1,219,610
Expedia Group, Inc.(b)	7,389	994,781
Royal Caribbean Cruises Ltd.(a)(b)	13,165	1,838,229
Vail Resorts, Inc.	1,967	372,491

		6,639,352

Household Durables — 3.0%
DR Horton, Inc.	38,110	5,430,294
Garmin Ltd.	10,523	1,520,258
Lennar Corp., Class A	30,963	4,694,610
Lennar Corp., Class B	1,540	216,201
NVR, Inc.(b)	380	2,826,763
PulteGroup, Inc.	26,675	2,972,128

		17,660,254

Household Products — 1.0%
Church & Dwight Co., Inc.	9,204	993,020
Clorox Co. (The)	8,675	1,282,772
Kimberly-Clark Corp.	25,356	3,461,855

		5,737,647

S C H E D U L E S O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp. (The)	82,878	$1,483,516
Vistra Corp.	19,918	1,510,581

		2,994,097

Insurance — 6.9%
Allstate Corp. (The)	32,486	5,524,569
American Financial Group, Inc.	5,792	739,928
American International Group, Inc.	84,486	6,362,641
Arch Capital Group Ltd.(b)	16,871	1,578,113
Cincinnati Financial Corp.	9,337	1,080,198
Everest Group Ltd.	2,798	1,025,215
Fidelity National Financial, Inc., Class A	32,113	1,589,593
Globe Life, Inc.	11,892	905,814
Hartford Financial Services Group, Inc. (The)	34,775	3,369,350
Loews Corp.	23,049	1,732,132
Markel Group, Inc.(b)	509	742,326
Principal Financial Group, Inc.	29,396	2,326,399
Prudential Financial, Inc.	44,835	4,953,371
Reinsurance Group of America, Inc.	8,011	1,497,977
RenaissanceRe Holdings Ltd.	2,609	572,023
Travelers Cos., Inc. (The)	17,755	3,766,901
Unum Group	20,662	1,047,563
W. R. Berkley Corp.	9,324	717,668
Willis Towers Watson PLC	6,455	1,621,109

		41,152,890

Interactive Media & Services — 0.1%
Snap, Inc., Class A, NVS(a)(b)	50,348	757,737

IT Services — 0.8%
Akamai Technologies, Inc.(a)(b)	9,484	957,220
Cognizant Technology Solutions Corp., Class A	62,118	4,079,910

		5,037,130

Life Sciences Tools & Services — 1.5%
Avantor, Inc.(b)	80,740	1,956,330
Bio-Rad Laboratories, Inc., Class A(b)	1,488	401,388
Charles River Laboratories International, Inc.(b)	3,329	762,341
Illumina, Inc.(b)	11,630	1,431,072
IQVIA Holdings, Inc.(b)	7,770	1,800,853
Revvity, Inc.	15,288	1,566,561
Waters Corp.(b)	2,683	829,154

		8,747,699

Machinery — 3.4%
AGCO Corp.	7,717	881,204
CNH Industrial NV	117,816	1,343,102
Cummins, Inc.	9,093	2,568,681
Dover Corp.	7,602	1,363,039
Fortive Corp.	17,451	1,313,537
Otis Worldwide Corp.	17,960	1,637,952
PACCAR, Inc.	63,903	6,780,747
Pentair PLC	8,708	688,716
Snap-on, Inc.	3,782	1,013,425
Stanley Black & Decker, Inc.	18,936	1,730,750
Westinghouse Air Brake Technologies Corp.	7,133	1,148,984

		20,470,137

Media — 1.2%
Fox Corp., Class A, NVS	30,590	948,596
Fox Corp., Class B	16,546	474,539
Interpublic Group of Cos., Inc. (The)	47,308	1,440,055
Liberty Broadband Corp., Class A(b)	1,235	61,911
Liberty Broadband Corp., Class C, NVS(b)	8,331	414,301
News Corp., Class A, NVS	46,822	1,114,364
News Corp., Class B	13,331	327,143

Security	Shares	Value

Media (continued)
Omnicom Group, Inc.	23,691	$2,199,472
Sirius XM Holdings, Inc.(a)	77,930	229,114

		7,209,495

Metals & Mining — 2.7%
Cleveland-Cliffs, Inc.(b)	62,243	1,051,907
Newmont Corp.	138,243	5,618,196
Nucor Corp.	30,397	5,122,806
Reliance, Inc.	7,120	2,027,206
Steel Dynamics, Inc.	19,416	2,526,410

		16,346,525

Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Annaly Capital Management, Inc.	62,505	1,171,344

Multi-Utilities — 4.0%
Ameren Corp.	20,433	1,509,386
CenterPoint Energy, Inc.	49,383	1,439,021
CMS Energy Corp.	25,525	1,547,070
Consolidated Edison, Inc.	42,796	4,039,942
Dominion Energy, Inc.	103,686	5,285,912
DTE Energy Co.	25,508	2,814,042
NiSource, Inc.	55,565	1,548,041
Public Service Enterprise Group, Inc.	37,672	2,602,382
WEC Energy Group, Inc.	39,020	3,224,613

		24,010,409

Office REITs — 0.5%
Alexandria Real Estate Equities, Inc.	12,738	1,475,952
Boston Properties, Inc.	19,452	1,203,884

		2,679,836

Oil, Gas & Consumable Fuels — 5.8%
Antero Resources Corp.(b)	35,156	1,195,655
APA Corp.	45,629	1,434,576
Cheniere Energy, Inc.	11,537	1,820,769
Chesapeake Energy Corp.	13,045	1,172,485
Coterra Energy, Inc.	41,799	1,143,621
Devon Energy Corp.	54,020	2,764,744
Diamondback Energy, Inc.	12,820	2,578,487
EQT Corp.	15,209	609,729
HF Sinclair Corp.	18,638	1,011,111
Kinder Morgan, Inc.	244,349	4,466,700
Marathon Oil Corp.	72,754	1,953,445
ONEOK, Inc.	72,110	5,705,343
Ovintiv, Inc.	31,423	1,612,628
Targa Resources Corp.	12,389	1,413,089
Williams Cos., Inc. (The)	151,031	5,793,549

		34,675,931

Passenger Airlines — 0.7%
Delta Air Lines, Inc.	35,834	1,794,208
Southwest Airlines Co.	43,401	1,125,822
United Airlines Holdings, Inc.(b)	25,130	1,293,190

		4,213,220

Personal Care Products — 0.1%
Coty, Inc., Class A(a)(b)	25,511	291,846

Pharmaceuticals — 0.6%
Jazz Pharmaceuticals PLC(b)	7,766	860,084
Royalty Pharma PLC, Class A	47,768	1,323,174
Viatris, Inc.	143,518	1,660,503

		3,843,761

Professional Services — 1.2%
Booz Allen Hamilton Holding Corp., Class A	4,779	705,715

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Mid-Cap Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
Jacobs Solutions, Inc.	5,866	$841,947
KBR, Inc.	5,856	380,289
Leidos Holdings, Inc.	16,181	2,268,900
Robert Half, Inc.	9,178	634,567
SS&C Technologies Holdings, Inc.	26,896	1,664,593
TransUnion	8,676	633,348

		7,129,359

Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(b)	20,275	1,761,695
Zillow Group, Inc., Class A(b)	3,382	142,044
Zillow Group, Inc., Class C, NVS(b)	10,609	451,625

		2,355,364

Residential REITs — 1.7%
American Homes 4 Rent, Class A	16,811	601,834
AvalonBay Communities, Inc.	10,085	1,911,814
Camden Property Trust	7,216	719,291
Equity LifeStyle Properties, Inc.	7,692	463,751
Equity Residential	30,106	1,938,826
Essex Property Trust, Inc.	4,191	1,032,034
Invitation Homes, Inc.	29,702	1,015,808
Mid-America Apartment Communities, Inc.	8,891	1,155,830
Sun Communities, Inc.	6,951	773,785
UDR, Inc.	19,909	758,135

		10,371,108

Retail REITs — 1.9%
Kimco Realty Corp.	83,518	1,555,940
Realty Income Corp.	58,651	3,140,175
Regency Centers Corp.	12,275	726,926
Simon Property Group, Inc.	40,463	5,686,265

		11,109,306

Semiconductors & Semiconductor Equipment — 2.5%
Microchip Technology, Inc.	34,524	3,175,518
NXP Semiconductors NV	19,252	4,932,170
ON Semiconductor Corp.(b)	33,888	2,377,582
Qorvo, Inc.(b)	12,024	1,404,884
Skyworks Solutions, Inc.	19,780	2,108,350
Teradyne, Inc.	9,365	1,089,337

		15,087,841

Software — 0.2%
Gen Digital, Inc.	73,298	1,476,222

Specialized REITs — 2.5%
Crown Castle, Inc.	35,090	3,290,740
CubeSmart	15,584	630,217
Digital Realty Trust, Inc.	13,233	1,836,476
Extra Space Storage, Inc.	15,176	2,037,833
Gaming & Leisure Properties, Inc.	30,643	1,309,376
Iron Mountain, Inc.	20,169	1,563,501
VICI Properties, Inc.	60,620	1,730,701
Weyerhaeuser Co.	84,831	2,559,351

		14,958,195

Security	Shares	Value

Specialty Retail — 1.1%
Best Buy Co., Inc.	23,161	$1,705,576
CarMax, Inc.(b)	9,623	654,075
Penske Automotive Group, Inc.	2,493	381,205
Tractor Supply Co.	6,067	1,656,777
Ulta Beauty, Inc.(b)	2,712	1,097,926
Williams-Sonoma, Inc.	4,567	1,309,724

		6,805,283

Technology Hardware, Storage & Peripherals — 2.5%
Dell Technologies, Inc., Class C	19,862	2,475,600
Hewlett Packard Enterprise Co.	158,924	2,701,708
HP, Inc.	107,168	3,010,349
NetApp, Inc.	16,990	1,736,548
Seagate Technology Holdings PLC	25,838	2,219,742
Western Digital Corp.(b)	37,317	2,643,163

		14,787,110

Trading Companies & Distributors — 1.4%
Ferguson PLC	25,248	5,299,556
United Rentals, Inc.	3,582	2,392,740
Watsco, Inc.	1,796	804,105

		8,496,401

Water Utilities — 0.3%
American Water Works Co., Inc.	10,643	1,301,852
Essential Utilities, Inc.	17,740	648,929

		1,950,781

Total Long-Term Investments — 99.7% (Cost: $517,971,977)		596,761,458

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	5,587,540	5,589,216
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(c)(d)	944,816	944,816

Total Short-Term Securities — 1.1% (Cost: $6,532,130)		6,534,032

Total Investments — 100.8% (Cost: $524,504,107)		603,295,490
Liabilities in Excess of Other Assets — (0.8)%		(5,065,783)

Net Assets — 100.0%		$598,229,707

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

S C H E D U L E S O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Mid-Cap Value ETF

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$11,874,694	$—		$(6,285,697	)(a)	$3,861	$(3,642)	$5,589,216	5,587,540	$122,369	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	872,368	72,448	(a)	—		—	—	944,816	944,816	62,045		—

						$3,861	$(3,642)	$6,534,032		$184,414		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Utilities Select Sector Index	11	06/21/24	$744	$12,031
S&P Mid 400 E-Mini Index	2	06/21/24	575	(27,274)

				$(15,243)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$12,031	$—	$—	$—	$12,031

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$27,274	$—	$—	$—	$27,274

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Mid-Cap Value ETF

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$55,102	$—	$—	$—	$55,102

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(22,377)	$—	$—	$—	$(22,377)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,322,283

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$596,761,458	$—	$—	$596,761,458

Short-Term Securities
Money Market Funds	6,534,032	—	—	6,534,032

	$603,295,490	$—	$—	$603,295,490

Derivative Financial Instruments(a)
Assets
Equity Contracts	$12,031	$—	$—	$12,031
Liabilities
Equity Contracts	(27,274)	—	—	(27,274)

	$(15,243)	$—	$—	$(15,243)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	19

Schedule of Investments April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.4%
AAR Corp.(a)	1,720	$118,921
AeroVironment, Inc.(a)	1,441	230,257
AerSale Corp.(a)(b)	1,336	9,526
BWX Technologies, Inc.	4,720	452,034
Cadre Holdings, Inc.	1,008	33,617
Curtiss-Wright Corp.	1,976	500,758
Ducommun, Inc.(a)	751	40,622
Eve Holding, Inc., Class A(a)(b)	1,368	7,373
Hexcel Corp.	4,327	277,837
Kratos Defense & Security Solutions, Inc.(a)	7,653	136,376
Leonardo DRS, Inc.(a)	2,653	57,093
Mercury Systems, Inc.(a)(b)	2,605	73,461
Moog, Inc., Class A	1,480	235,424
National Presto Industries, Inc.	275	22,547
Rocket Lab U.S.A., Inc., Class A(a)(b)	13,656	51,347
Spirit AeroSystems Holdings, Inc., Class A(a)	5,463	174,816
Triumph Group, Inc.(a)	3,863	51,610
V2X, Inc.(a)	659	32,014
Virgin Galactic Holdings, Inc., Class A(a)	18,626	16,206
Woodward, Inc.	2,893	469,707

		2,991,546

Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc.(a)(b)	2,618	33,563
Forward Air Corp.	1,589	34,990
GXO Logistics, Inc.(a)	6,087	302,280
Hub Group, Inc., Class A	3,174	127,658

		498,491

Automobile Components — 1.5%
Adient PLC(a)	4,857	145,078
American Axle & Manufacturing Holdings, Inc.(a)	5,908	43,365
Autoliv, Inc.	3,686	441,546
Dana, Inc.	6,786	84,350
Dorman Products, Inc.(a)	1,373	120,069
Fox Factory Holding Corp.(a)	2,164	84,223
Garrett Motion, Inc.(a)(b)	6,719	64,234
Gentex Corp.	12,039	412,938
Gentherm, Inc.(a)	1,621	81,974
Goodyear Tire & Rubber Co. (The)(a)	14,162	169,377
LCI Industries	1,295	134,654
Lear Corp.	2,999	377,484
Luminar Technologies, Inc., Class A(a)(b)	13,880	20,404
Mobileye Global, Inc., Class A(a)(b)	3,993	110,007
Modine Manufacturing Co.(a)	2,465	228,333
Patrick Industries, Inc.	1,123	117,342
Phinia, Inc.	2,398	93,522
QuantumScape Corp., Class A(a)(b)	17,943	97,251
Standard Motor Products, Inc.	1,055	33,865
Stoneridge, Inc.(a)	1,401	20,987
Visteon Corp.(a)	1,436	158,865
XPEL, Inc.(a)(b)	1,112	58,436

		3,098,304

Automobiles — 0.3%
Harley-Davidson, Inc.	7,167	246,473
Thor Industries, Inc.	2,633	261,773
Winnebago Industries, Inc.	1,500	92,370

		600,616

Banks — 7.1%
1st Source Corp.	870	43,152
Amalgamated Financial Corp.	843	20,687

Security	Shares	Value

Banks (continued)
Amerant Bancorp, Inc., Class A	1,516	$32,837
Ameris Bancorp	3,404	161,622
Associated Banc-Corp.	7,905	166,558
Atlantic Union Bankshares Corp.	3,997	126,985
Axos Financial, Inc.(a)	2,870	145,251
Banc of California, Inc.	7,755	106,166
BancFirst Corp.	1,046	93,272
Bancorp, Inc. (The)(a)	2,801	83,862
Bank First Corp.	440	33,964
Bank of Hawaii Corp.	2,104	119,276
Bank OZK	5,561	248,299
BankUnited, Inc.	3,808	101,788
Banner Corp.	1,687	73,604
Berkshire Hills Bancorp, Inc.	2,338	49,846
BOK Financial Corp.	1,260	111,800
Brookline Bancorp, Inc.	4,750	39,425
Byline Bancorp, Inc.	1,549	33,567
Cadence Bank	9,502	262,920
Cambridge Bancorp	362	22,216
Camden National Corp.	805	25,132
Capital City Bank Group, Inc.	708	18,776
Capitol Federal Financial, Inc.	6,597	31,468
Cathay General Bancorp	3,716	127,979
Central Pacific Financial Corp.	531	10,588
City Holding Co.	795	80,311
Coastal Financial Corp.(a)	529	20,462
Columbia Banking System, Inc.	10,663	200,571
Columbia Financial, Inc.(a)	1,526	25,332
Comerica, Inc.	6,806	341,457
Commerce Bancshares, Inc.	6,534	357,279
Community Bank System, Inc.	2,840	122,745
Community Trust Bancorp, Inc.	814	34,196
ConnectOne Bancorp, Inc.	1,947	34,871
CrossFirst Bankshares, Inc.(a)(b)	2,137	25,815
Cullen/Frost Bankers, Inc.	3,000	313,020
Customers Bancorp, Inc.(a)	1,520	69,418
CVB Financial Corp.	7,027	114,821
Dime Community Bancshares, Inc.	2,025	36,855
Eagle Bancorp, Inc.	1,591	29,418
East West Bancorp, Inc.	7,273	541,766
Eastern Bankshares, Inc.	8,218	103,218
Enterprise Financial Services Corp.	1,926	73,207
Farmers National Banc Corp.	2,042	24,157
FB Financial Corp.	1,825	66,886
First Bancorp	2,149	65,351
First Bancorp	8,262	142,519
First Bancshares, Inc. (The)	1,335	31,960
First Busey Corp.	2,876	64,250
First Commonwealth Financial Corp.	5,374	70,883
First Financial Bancorp	5,092	112,584
First Financial Bankshares, Inc.	7,350	217,266
First Hawaiian, Inc.	6,750	142,357
First Horizon Corp.	28,565	426,190
First Interstate BancSystem, Inc., Class A	4,671	124,716
First Merchants Corp.	3,084	103,067
First Mid Bancshares, Inc.	1,228	38,019
FNB Corp.	17,976	239,800
Fulton Financial Corp.	8,329	137,845
German American Bancorp, Inc.	1,497	47,500
Glacier Bancorp, Inc.	5,748	207,963
Great Southern Bancorp, Inc.	499	25,649
Hancock Whitney Corp.	4,417	200,488

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Hanmi Financial Corp.	1,167	$17,855
HarborOne Bancorp, Inc.	1,893	19,176
HBT Financial, Inc.	689	12,715
Heartland Financial U.S.A., Inc.	2,118	89,189
Heritage Commerce Corp.	3,365	26,718
Heritage Financial Corp.	1,894	33,600
Hilltop Holdings, Inc.	2,371	69,375
Home BancShares, Inc.	10,070	238,458
Hope Bancorp, Inc.	5,856	58,677
Horizon Bancorp, Inc.	2,343	26,898
Independent Bank Corp.	2,143	107,664
Independent Bank Group, Inc.	1,880	70,011
International Bancshares Corp.	2,747	152,871
Kearny Financial Corp.	2,996	16,178
Lakeland Bancorp, Inc.	3,391	41,336
Lakeland Financial Corp.	1,350	79,339
Live Oak Bancshares, Inc.	1,480	47,834
Mercantile Bank Corp.	820	29,586
Metrocity Bankshares, Inc.	985	22,635
Midland States Bancorp, Inc.	1,163	25,470
National Bank Holdings Corp., Class A	2,022	66,180
NBT Bancorp, Inc.	2,185	76,497
New York Community Bancorp, Inc., Class A	37,459	99,266
Nicolet Bankshares, Inc.	704	53,877
Northwest Bancshares, Inc.	6,509	68,995
OceanFirst Financial Corp.	3,080	45,461
OFG Bancorp	2,511	90,672
Old National Bancorp	14,433	238,722
Old Second Bancorp, Inc.	2,308	31,620
Origin Bancorp, Inc.	1,465	43,510
Pacific Premier Bancorp, Inc.	4,560	98,040
Park National Corp.	735	96,807
Pathward Financial, Inc.	1,376	69,309
Peapack-Gladstone Financial Corp.	844	18,889
Peoples Bancorp, Inc.	1,751	50,849
Pinnacle Financial Partners, Inc.	3,963	303,962
Popular, Inc.	3,446	292,876
Premier Financial Corp.	1,794	34,768
Prosperity Bancshares, Inc.	4,784	296,464
Provident Financial Services, Inc.	3,736	54,844
QCR Holdings, Inc.	836	45,947
Republic Bancorp, Inc., Class A	506	25,664
S&T Bancorp, Inc.	1,994	60,119
Sandy Spring Bancorp, Inc.	2,321	47,464
Seacoast Banking Corp. of Florida	4,525	104,392
ServisFirst Bancshares, Inc.	2,760	162,730
Simmons First National Corp., Class A	6,638	113,443
Southern Missouri Bancorp, Inc.	523	20,972
Southside Bancshares, Inc.	1,595	42,523
SouthState Corp.	3,753	284,102
Stellar Bancorp, Inc.	2,656	58,963
Stock Yards Bancorp, Inc.	1,433	63,840
Synovus Financial Corp.	7,265	260,014
Texas Capital Bancshares, Inc.(a)	2,348	134,775
TFS Financial Corp.	2,788	33,484
Tompkins Financial Corp.	694	30,522
Towne Bank	3,599	93,106
TriCo Bancshares	1,654	57,510
Triumph Financial, Inc.(a)	1,180	83,025
TrustCo Bank Corp.	940	25,023
Trustmark Corp.	3,042	90,043
UMB Financial Corp.	2,257	179,793

Security	Shares	Value

Banks (continued)
United Bankshares, Inc.	6,875	$223,162
United Community Banks, Inc.	6,254	157,788
Univest Financial Corp.	1,494	31,180
Valley National Bancorp	22,566	158,188
Veritex Holdings, Inc.	2,644	51,505
WaFd, Inc.	3,412	92,431
Webster Financial Corp.	8,469	371,196
WesBanco, Inc.	3,046	82,242
Westamerica BanCorp	1,375	64,006
Western Alliance Bancorp	5,358	304,495
Wintrust Financial Corp.	3,136	303,063
WSFS Financial Corp.	3,236	138,274
Zions Bancorp N.A.	7,590	309,520

		14,926,949

Beverages — 0.2%
Boston Beer Co., Inc. (The), Class A, NVS(a)	503	140,040
Coca-Cola Consolidated, Inc.	245	202,370
Duckhorn Portfolio, Inc. (The)(a)	2,681	22,708
MGP Ingredients, Inc.	760	59,614
National Beverage Corp.(a)	1,247	55,492
Vita Coco Co., Inc. (The)(a)	1,734	42,032

		522,256

Biotechnology — 5.0%
89bio, Inc.(a)(b)	4,099	34,882
ACADIA Pharmaceuticals, Inc.(a)	5,998	100,227
ACELYRIN, Inc.(a)	1,173	4,903
ADMA Biologics, Inc.(a)	11,733	76,499
Agios Pharmaceuticals, Inc.(a)	2,847	92,528
Akero Therapeutics, Inc.(a)(b)	2,836	56,408
Alector, Inc.(a)(b)	3,319	16,861
Alkermes PLC(a)	8,108	198,970
Allogene Therapeutics, Inc.(a)(b)	5,189	14,322
Alpine Immune Sciences, Inc.(a)	1,875	121,106
Amicus Therapeutics, Inc.(a)	13,464	134,505
AnaptysBio, Inc.(a)	766	18,644
Anavex Life Sciences Corp.(a)	4,180	15,257
Apellis Pharmaceuticals, Inc.(a)	5,043	222,850
Apogee Therapeutics, Inc.(a)(b)	1,013	50,954
Arcellx, Inc.(a)	1,967	98,389
Arcturus Therapeutics Holdings, Inc.(a)(b)	1,262	32,269
Arcus Biosciences, Inc.(a)	2,620	39,903
Ardelyx, Inc.(a)(b)	11,064	70,810
Arrowhead Pharmaceuticals, Inc.(a)	6,081	137,552
Aurinia Pharmaceuticals, Inc.(a)	6,989	35,574
Beam Therapeutics, Inc.(a)	3,696	78,429
Biohaven Ltd.(a)	3,549	137,701
Blueprint Medicines Corp.(a)	2,836	259,040
Bridgebio Pharma, Inc.(a)(b)	5,591	143,241
Cabaletta Bio, Inc.(a)	1,905	20,279
Catalyst Pharmaceuticals, Inc.(a)	5,295	79,690
Celldex Therapeutics, Inc.(a)	3,138	117,424
Cerevel Therapeutics Holdings, Inc.(a)	3,942	168,363
Cogent Biosciences, Inc.(a)	4,361	28,347
Crinetics Pharmaceuticals, Inc.(a)	3,236	141,802
CRISPR Therapeutics AG(a)(b)	3,912	207,297
Cytokinetics, Inc.(a)	4,775	292,803
Day One Biopharmaceuticals, Inc.(a)(b)	2,926	50,035
Deciphera Pharmaceuticals, Inc.(a)	2,592	65,500
Denali Therapeutics, Inc.(a)	5,677	87,653
Disc Medicine, Inc.(a)	414	11,526
Dynavax Technologies Corp.(a)	6,663	75,758
Dyne Therapeutics, Inc.(a)	2,678	67,780

S C H E D U L E S O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Editas Medicine, Inc.(a)	4,124	$21,486
Entrada Therapeutics, Inc.(a)	993	11,767
Exelixis, Inc.(a)	15,930	373,718
Geron Corp.(a)	24,159	94,945
Halozyme Therapeutics, Inc.(a)	6,820	259,842
HilleVax, Inc.(a)	1,056	13,939
Ideaya Biosciences, Inc.(a)	3,251	132,153
Immunovant, Inc.(a)	3,183	87,342
Inhibrx, Inc.(a)	1,489	50,686
Insmed, Inc.(a)	6,881	170,098
Intellia Therapeutics, Inc.(a)(b)	4,446	95,144
Ionis Pharmaceuticals, Inc.(a)(b)	7,377	304,375
Iovance Biotherapeutics, Inc.(a)(b)	11,275	132,820
Ironwood Pharmaceuticals, Inc., Class A(a)	7,031	54,490
Keros Therapeutics, Inc.(a)(b)	1,310	73,871
Kiniksa Pharmaceuticals Ltd., Class A(a)	1,642	30,738
Krystal Biotech, Inc.(a)(b)	1,288	197,219
Kura Oncology, Inc.(a)	3,480	68,278
Kymera Therapeutics, Inc.(a)	2,144	72,081
Lyell Immunopharma, Inc.(a)(b)	7,950	17,252
Madrigal Pharmaceuticals, Inc.(a)	696	141,998
MannKind Corp.(a)	13,689	56,262
Mirum Pharmaceuticals, Inc.(a)	1,708	42,888
Morphic Holding, Inc.(a)	2,062	56,231
Myriad Genetics, Inc.(a)	4,544	88,926
Natera, Inc.(a)	6,189	574,834
Novavax, Inc.(a)(b)	5,680	24,594
Nuvalent, Inc., Class A(a)(b)	1,636	112,688
Olema Pharmaceuticals, Inc.(a)	2,088	21,235
Prime Medicine, Inc.(a)(b)	3,232	15,901
Protagonist Therapeutics, Inc.(a)	2,788	70,007
PTC Therapeutics, Inc.(a)	3,932	126,414
RAPT Therapeutics, Inc.(a)	1,422	10,949
Recursion Pharmaceuticals, Inc., Class A(a)(b)	8,057	63,006
REGENXBIO, Inc.(a)	1,988	30,516
Relay Therapeutics, Inc.(a)	4,397	28,668
Replimune Group, Inc.(a)	2,058	13,068
REVOLUTION Medicines, Inc.(a)	6,297	234,752
Rhythm Pharmaceuticals, Inc.(a)(b)	2,502	99,480
Rocket Pharmaceuticals, Inc.(a)	3,429	73,792
Roivant Sciences Ltd.(a)(b)	19,569	213,302
Sage Therapeutics, Inc.(a)	2,745	38,265
Sana Biotechnology, Inc.(a)	5,277	47,493
Sarepta Therapeutics, Inc.(a)	4,648	588,716
Savara, Inc.(a)	4,337	19,863
Scholar Rock Holding Corp.(a)	1,636	24,000
Soleno Therapeutics, Inc.(a)(b)	685	30,592
SpringWorks Therapeutics, Inc.(a)	3,156	147,354
Summit Therapeutics, Inc.(a)	5,852	22,998
Syndax Pharmaceuticals, Inc.(a)	4,263	90,077
Taysha Gene Therapies, Inc.(a)	2,985	7,254
TG Therapeutics, Inc.(a)(b)	7,277	99,404
Travere Therapeutics, Inc.(a)	3,566	19,720
Twist Bioscience Corp.(a)	2,767	86,413
Tyra Biosciences, Inc.(a)(b)	906	15,493
Ultragenyx Pharmaceutical, Inc.(a)	3,795	161,439
Vaxcyte, Inc.(a)(b)	5,300	320,915
Veracyte, Inc.(a)(b)	3,569	69,845
Vericel Corp.(a)	2,451	112,427
Verve Therapeutics, Inc.(a)(b)	3,244	19,496
Viking Therapeutics, Inc.(a)(b)	5,339	424,878
Vir Biotechnology, Inc.(a)	4,502	38,087

Security	Shares	Value

Biotechnology (continued)
Viridian Therapeutics, Inc.(a)(b)	2,420	$32,089
Xencor, Inc.(a)	2,980	62,401
Zentalis Pharmaceuticals, Inc.(a)	2,810	31,079
Zymeworks, Inc.(a)(b)	2,085	17,889

		10,496,023

Broadline Retail — 0.5%
Dillard’s, Inc., Class A(b)	234	102,490
Kohl’s Corp.	5,217	124,895
Macy’s, Inc.	14,129	260,398
Nordstrom, Inc.	5,436	103,338
Ollie’s Bargain Outlet Holdings, Inc.(a)(b)	3,185	232,951
Savers Value Village, Inc.(a)(b)	8,283	136,835

		960,907

Building Products — 2.3%
AAON, Inc.(b)	3,467	326,210
Advanced Drainage Systems, Inc.	3,549	557,193
American Woodmark Corp.(a)	839	77,255
Apogee Enterprises, Inc.	1,155	71,356
Armstrong World Industries, Inc.	2,273	261,122
AZEK Co., Inc. (The), Class A(a)	7,490	341,844
AZZ, Inc.	1,269	90,898
CSW Industrials, Inc.	792	188,195
Fortune Brands Innovations, Inc.	6,487	474,200
Gibraltar Industries, Inc.(a)	1,559	111,406
Griffon Corp.	2,223	145,651
Hayward Holdings, Inc.(a)	6,558	89,058
Insteel Industries, Inc.	917	29,436
Janus International Group, Inc.(a)(b)	5,910	85,163
JELD-WEN Holding, Inc.(a)	4,169	85,464
Masonite International Corp.(a)	1,134	150,312
Masterbrand, Inc.(a)	6,588	109,822
Quanex Building Products Corp.	1,682	55,876
Resideo Technologies, Inc.(a)	7,548	147,412
Simpson Manufacturing Co., Inc.	2,203	383,080
Tecnoglass, Inc.	1,169	64,938
Trex Co., Inc.(a)	5,586	494,640
UFP Industries, Inc.	3,171	357,372
Zurn Elkay Water Solutions Corp.	7,505	234,756

		4,932,659

Capital Markets — 2.6%
Affiliated Managers Group, Inc.	1,732	270,365
Artisan Partners Asset Management, Inc., Class A	3,644	149,149
AssetMark Financial Holdings, Inc.(a)	1,040	35,162
B Riley Financial, Inc.(b)	888	30,547
BGC Group, Inc., Class A	20,267	158,691
Blue Owl Capital, Inc., Class A	18,692	353,092
Brightsphere Investment Group, Inc.	1,649	36,674
Cohen & Steers, Inc.	1,308	89,964
Diamond Hill Investment Group, Inc., Class A	145	21,637
Donnelley Financial Solutions, Inc.(a)	1,214	76,215
Evercore, Inc., Class A	1,826	331,419
Federated Hermes, Inc., Class B	4,410	144,868
Freedom Holding Corp.(a)	878	59,713
Hamilton Lane, Inc., Class A	1,924	214,949
Houlihan Lokey, Inc., Class A	2,664	339,633
Invesco Ltd.	16,799	238,042
Janus Henderson Group PLC	6,920	216,042
Jefferies Financial Group, Inc.	8,120	349,647
Moelis & Co., Class A	3,544	173,940
Open Lending Corp.(a)	4,970	25,347
Perella Weinberg Partners, Class A	1,971	29,407

22	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
Piper Sandler Cos	757	$148,213
PJT Partners, Inc., Class A	1,222	115,467
Robinhood Markets, Inc., Class A(a)	25,897	427,042
SEI Investments Co.	5,575	367,671
StepStone Group, Inc., Class A	2,758	99,481
Stifel Financial Corp.	5,164	412,707
StoneX Group, Inc.(a)	1,393	101,132
TPG, Inc., Class A	3,069	132,274
Victory Capital Holdings, Inc., Class A	2,017	102,585
Virtu Financial, Inc., Class A	4,422	95,957
Virtus Investment Partners, Inc.	353	77,420
WisdomTree, Inc.	5,870	52,243

		5,476,695

Chemicals — 2.3%
AdvanSix, Inc.	1,382	34,909
Arcadium Lithium PLC(a)(b)	52,982	233,121
Ashland, Inc.	2,644	252,053
Aspen Aerogels, Inc.(a)(b)	2,596	40,653
Avient Corp.	4,719	200,180
Axalta Coating Systems Ltd.(a)	10,638	334,459
Balchem Corp.	1,653	233,701
Cabot Corp.	2,840	259,093
Chemours Co. (The)	7,674	205,279
Ecovyst, Inc.(a)(b)	5,584	52,657
Element Solutions, Inc.	11,629	268,979
FMC Corp.	6,418	378,726
Ginkgo Bioworks Holdings, Inc., Class A(a)(b)	76,530	68,196
Hawkins, Inc.	1,028	77,892
HB Fuller Co.	2,779	207,619
Huntsman Corp.	8,522	203,335
Ingevity Corp.(a)	1,857	94,967
Innospec, Inc.	1,266	151,920
Koppers Holdings, Inc.	1,089	55,844
Kronos Worldwide, Inc.	1,253	14,347
LSB Industries, Inc.(a)	2,571	23,910
Mativ Holdings, Inc.	2,858	52,187
Minerals Technologies, Inc.	1,523	111,011
NewMarket Corp.	392	206,553
Olin Corp.	6,293	328,998
Orion SA	2,748	65,018
Perimeter Solutions SA(a)	7,038	49,266
PureCycle Technologies, Inc.(a)(b)	4,941	23,074
Quaker Chemical Corp.	709	132,250
Scotts Miracle-Gro Co. (The)	2,090	143,249
Sensient Technologies Corp.	2,157	157,936
Stepan Co.	1,118	92,783
Tronox Holdings PLC	6,175	104,913

		4,859,078

Commercial Services & Supplies — 1.6%
ABM Industries, Inc.	3,389	148,099
ACCO Brands Corp.	4,967	23,941
ACV Auctions, Inc., Class A(a)	7,028	122,639
Brady Corp., Class A, NVS	2,188	129,092
BrightView Holdings, Inc.(a)	2,129	23,951
Brink’s Co. (The)	2,221	194,249
Casella Waste Systems, Inc., Class A(a)	2,918	263,787
CECO Environmental Corp.(a)	1,541	33,316
Cimpress PLC(a)(b)	815	69,495
CoreCivic, Inc.(a)	5,759	85,809
Deluxe Corp.	2,120	41,870
Driven Brands Holdings, Inc.(a)	3,240	46,429
Ennis, Inc.	1,427	28,397

Security	Shares	Value

Commercial Services & Supplies (continued)
Enviri Corp.(a)	4,229	$32,902
GEO Group, Inc. (The)(a)	6,192	92,013
Healthcare Services Group, Inc.(a)	3,559	37,797
HNI Corp.	2,382	99,925
Interface, Inc., Class A	3,032	46,359
LanzaTech Global, Inc.(a)	4,850	10,500
Liquidity Services, Inc.(a)	1,236	21,333
Matthews International Corp., Class A	1,550	41,819
MillerKnoll, Inc.	3,753	95,439
Montrose Environmental Group, Inc.(a)	1,456	63,219
MSA Safety, Inc.	1,919	346,188
OPENLANE, Inc.(a)	5,504	94,559
SP Plus Corp.(a)	1,040	53,102
Steelcase, Inc., Class A	4,488	53,991
Stericycle, Inc.(a)	4,575	204,640
Tetra Tech, Inc.	2,732	531,975
UniFirst Corp.	769	123,140
Vestis Corp.	6,757	124,464
Viad Corp.(a)	1,058	36,480
VSE Corp.	687	53,634

		3,374,553

Communications Equipment — 0.5%
ADTRAN Holdings, Inc.	3,740	16,381
Calix, Inc.(a)	3,043	84,382
Ciena Corp.(a)	7,552	349,129
Digi International, Inc.(a)(b)	1,887	57,855
Extreme Networks, Inc.(a)	6,629	74,245
Harmonic, Inc.(a)	5,366	57,631
Infinera Corp.(a)(b)	10,303	49,660
Lumentum Holdings, Inc.(a)	3,462	151,497
NetScout Systems, Inc.(a)	3,514	67,680
Viasat, Inc.(a)(b)	3,902	62,081
Viavi Solutions, Inc.(a)	11,385	89,942

		1,060,483

Construction & Engineering — 1.6%
Ameresco, Inc., Class A(a)(b)	1,619	33,886
API Group Corp.(a)	11,111	428,551
Arcosa, Inc.	2,504	190,354
Argan, Inc.	672	40,495
Comfort Systems U.S.A., Inc.	1,839	569,005
Construction Partners, Inc., Class A(a)	2,253	116,345
Dycom Industries, Inc.(a)	1,460	204,429
Fluor Corp.(a)	8,741	352,524
Granite Construction, Inc.	2,248	124,764
IES Holdings, Inc.(a)	438	59,183
MasTec, Inc.(a)	3,157	279,994
MDU Resources Group, Inc.	10,213	252,261
MYR Group, Inc.(a)	820	136,325
Primoris Services Corp.	2,736	127,498
Sterling Infrastructure, Inc.(a)	1,599	162,458
Valmont Industries, Inc.	1,067	218,522

		3,296,594

Construction Materials — 0.3%
Eagle Materials, Inc.(b)	1,792	449,272
Summit Materials, Inc., Class A(a)(b)	6,103	237,407
United States Lime & Minerals, Inc.	115	35,650

		722,329

Consumer Finance — 1.2%
Ally Financial, Inc.	13,954	535,136
Atlanticus Holdings Corp.(a)	264	6,983
Bread Financial Holdings, Inc.	2,531	93,419

S C H E D U L E S O F I N V E S T M E N T S	23

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Consumer Finance (continued)
Credit Acceptance Corp.(a)(b)	339	$174,151
Encore Capital Group, Inc.(a)	1,160	47,664
Enova International, Inc.(a)	1,577	95,456
EZCORP, Inc., Class A, NVS(a)	2,654	29,141
FirstCash Holdings, Inc.	2,007	226,751
Green Dot Corp., Class A(a)	2,261	19,784
LendingClub Corp.(a)	5,480	41,210
Navient Corp.	4,384	65,848
Nelnet, Inc., Class A	979	92,202
NerdWallet, Inc., Class A(a)	1,901	23,896
OneMain Holdings, Inc.	5,975	311,357
PRA Group, Inc.(a)	1,870	44,487
PROG Holdings, Inc.	2,354	78,247
SLM Corp.	11,552	244,787
SoFi Technologies, Inc.(a)(b)	45,884	311,093
Upstart Holdings, Inc.(a)	3,712	82,146
World Acceptance Corp.(a)	177	24,350

		2,548,108

Consumer Staples Distribution & Retail — 0.4%
Andersons, Inc. (The)	1,608	88,343
Chefs’ Warehouse, Inc. (The)(a)(b)	1,850	61,198
Grocery Outlet Holding Corp.(a)	4,843	125,773
Ingles Markets, Inc., Class A	747	53,597
PriceSmart, Inc.	1,281	103,236
SpartanNash Co.	1,796	34,286
Sprouts Farmers Market, Inc.(a)(b)	5,249	346,591
United Natural Foods, Inc.(a)	3,021	26,978
Weis Markets, Inc.	842	53,155

		893,157

Containers & Packaging — 1.1%
AptarGroup, Inc.	3,386	488,871
Berry Global Group, Inc.	5,978	338,594
Graphic Packaging Holding Co.	15,762	407,448
Greif, Inc., Class A, NVS	1,287	78,867
Greif, Inc., Class B	156	9,747
Myers Industries, Inc.	1,590	34,821
O-I Glass, Inc.(a)	7,894	118,094
Pactiv Evergreen, Inc.	1,792	27,310
Sealed Air Corp.	7,580	238,618
Silgan Holdings, Inc.	4,243	197,978
Sonoco Products Co.	5,033	282,100
TriMas Corp.	2,103	54,657

		2,277,105

Diversified Consumer Services — 0.9%
ADT, Inc.	11,424	74,256
Adtalem Global Education, Inc.(a)	1,961	97,305
Bright Horizons Family Solutions, Inc.(a)	2,739	284,062
Chegg, Inc.(a)	5,139	26,569
Coursera, Inc.(a)	5,424	55,433
European Wax Center, Inc., Class A(a)	1,686	19,827
Frontdoor, Inc.(a)	3,941	120,949
Graham Holdings Co., Class B	184	129,052
Grand Canyon Education, Inc.(a)	1,451	188,659
H&R Block, Inc.	7,393	349,171
Laureate Education, Inc., Class A	6,751	97,890
Mister Car Wash, Inc.(a)(b)	4,716	31,550
OneSpaWorld Holdings Ltd.(a)	4,272	54,340
Perdoceo Education Corp.	3,237	59,237
Strategic Education, Inc.	1,179	135,396

Security	Shares	Value

Diversified Consumer Services (continued)
Stride, Inc.(a)	2,193	$146,383
Udemy, Inc.(a)	4,360	43,687

		1,913,766

Diversified REITs — 0.3%
Alexander & Baldwin, Inc.	3,722	61,301
American Assets Trust, Inc.	2,594	55,382
Armada Hoffler Properties, Inc.	3,423	36,010
Broadstone Net Lease, Inc.	8,960	130,458
Empire State Realty Trust, Inc., Class A	6,852	62,353
Essential Properties Realty Trust, Inc.	8,455	222,705
Gladstone Commercial Corp.	2,041	27,288
Global Net Lease, Inc.	9,911	68,881

		664,378

Diversified Telecommunication Services — 0.4%
Anterix, Inc.(a)	600	18,912
ATN International, Inc.	545	10,399
Cogent Communications Holdings, Inc.	2,271	145,753
Consolidated Communications Holdings, Inc.(a)	3,960	17,107
Frontier Communications Parent, Inc.(a)	11,361	262,894
Globalstar, Inc.(a)(b)	39,000	50,310
IDT Corp., Class B	1,078	38,312
Iridium Communications, Inc.	5,752	177,104
Liberty Latin America Ltd., Class A(a)	1,820	13,741
Liberty Latin America Ltd., Class C, NVS(a)	6,398	48,241
Lumen Technologies, Inc.(a)	50,908	60,580
Shenandoah Telecommunications Co.	2,476	31,742

		875,095

Electric Utilities — 0.7%
ALLETE, Inc.	2,978	176,357
Genie Energy Ltd., Class B	720	11,009
Hawaiian Electric Industries, Inc.	5,837	57,494
IDACORP, Inc.	2,599	246,333
MGE Energy, Inc.	1,753	137,295
OGE Energy Corp.	10,359	358,939
Otter Tail Corp.	2,138	182,500
PNM Resources, Inc.	4,441	164,584
Portland General Electric Co.	5,217	225,531

		1,560,042

Electrical Equipment — 1.6%
Acuity Brands, Inc.	1,593	395,542
Allient, Inc.	762	22,395
Atkore, Inc.	1,916	335,875
Bloom Energy Corp., Class A(a)	10,366	115,374
ChargePoint Holdings, Inc., Class A(a)(b)	19,728	26,238
Encore Wire Corp.	783	218,739
EnerSys	2,080	188,136
Fluence Energy, Inc., Class A(a)	2,911	51,932
Freyr Battery, Inc.(a)(b)	6,320	10,428
FuelCell Energy, Inc.(a)(b)	21,389	19,845
Generac Holdings, Inc.(a)	3,172	431,265
GrafTech International Ltd.	10,140	17,441
LSI Industries, Inc.	1,285	18,761
NEXTracker, Inc., Class A(a)	6,082	260,249
nVent Electric PLC	8,494	612,162
Plug Power, Inc.(a)(b)	31,875	73,631
Powell Industries, Inc.	488	69,784
Preformed Line Products Co.	124	15,008
Sensata Technologies Holding PLC	7,805	299,009
SES AI Corp., Class A(a)	6,958	10,994
SunPower Corp.(a)(b)	4,114	8,475
Sunrun, Inc.(a)(b)	11,297	116,246

24	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Thermon Group Holdings, Inc.(a)	1,689	$53,930
Vicor Corp.(a)	1,203	38,953

		3,410,412

Electronic Equipment, Instruments & Components — 2.7%
Advanced Energy Industries, Inc.	1,923	184,300
Arlo Technologies, Inc.(a)	4,950	61,281
Arrow Electronics, Inc.(a)	2,800	357,476
Avnet, Inc.	4,553	222,505
Badger Meter, Inc.	1,511	276,392
Bel Fuse, Inc., Class B, NVS	522	30,652
Belden, Inc.	2,154	175,056
Benchmark Electronics, Inc.	1,874	56,614
Cognex Corp.	8,876	368,709
Coherent Corp.(a)	6,689	365,420
Crane NXT Co.	2,923	177,748
CTS Corp.	1,592	72,834
Daktronics, Inc.(a)	1,813	17,133
ePlus, Inc.(a)	1,398	107,478
Evolv Technologies Holdings, Inc., Class A(a)	4,179	16,340
Fabrinet(a)	1,867	323,122
Insight Enterprises, Inc.(a)(b)	1,454	265,457
IPG Photonics Corp.(a)	1,564	131,345
Itron, Inc.(a)	2,352	216,666
Kimball Electronics, Inc.(a)	1,237	25,890
Knowles Corp.(a)	4,697	74,354
Lightwave Logic, Inc.(a)	6,333	24,192
Littelfuse, Inc.	1,286	296,603
Methode Electronics, Inc.	1,771	21,588
Mirion Technologies, Inc., Class A(a)	9,704	105,482
Napco Security Technologies, Inc.	1,729	70,370
Novanta, Inc.(a)	1,834	287,021
OSI Systems, Inc.(a)	867	113,958
PAR Technology Corp.(a)(b)	1,438	60,799
PC Connection, Inc.	609	37,740
Plexus Corp.(a)	1,400	141,414
Rogers Corp.(a)	969	115,398
Sanmina Corp.(a)	2,944	178,612
ScanSource, Inc.(a)	1,311	54,564
SmartRent, Inc., Class A(a)	9,506	22,054
TTM Technologies, Inc.(a)	5,193	77,532
Vishay Intertechnology, Inc.	6,234	144,255
Vontier Corp.	7,945	322,805

		5,601,159

Energy Equipment & Services — 1.6%
Archrock, Inc.	7,469	143,330
Atlas Energy Solutions, Inc.	521	11,571
Bristow Group, Inc.(a)	1,124	29,572
Cactus, Inc., Class A	3,201	158,898
ChampionX Corp.	9,647	323,850
Core Laboratories, Inc.(b)	2,268	35,834
Diamond Offshore Drilling, Inc.(a)	5,209	63,758
Dril-Quip, Inc.(a)	1,640	29,815
Helix Energy Solutions Group, Inc.(a)	7,338	78,810
Helmerich & Payne, Inc.	5,107	200,858
Kodiak Gas Services, Inc.	1,018	27,669
Liberty Energy, Inc., Class A	8,146	179,212
Nabors Industries Ltd.(a)	451	32,486
Newpark Resources, Inc.(a)	3,901	27,073
NOV, Inc.	20,240	374,238
Oceaneering International, Inc.(a)	5,128	117,482
Oil States International, Inc.(a)	3,091	12,333
Patterson-UTI Energy, Inc.	19,428	210,211

Security	Shares	Value

Energy Equipment & Services (continued)
ProFrac Holding Corp., Class A(a)(b)	1,342	$9,756
ProPetro Holding Corp.(a)	4,104	35,787
RPC, Inc.	5,285	35,357
Select Water Solutions, Inc., Class A	4,636	42,837
Tidewater, Inc.(a)	2,463	226,227
Transocean Ltd.(a)(b)	37,234	194,362
U.S. Silica Holdings, Inc.(a)	3,901	60,192
Valaris Ltd.(a)	3,029	197,067
Weatherford International PLC(a)	3,727	460,732

		3,319,317

Entertainment — 0.9%
AMC Entertainment Holdings, Inc., Class A(a)(b)	12,833	37,601
Atlanta Braves Holdings, Inc., Class A(a)	538	21,703
Atlanta Braves Holdings, Inc., Class C, NVS(a)	2,342	87,661
Cinemark Holdings, Inc.(a)(b)	5,700	97,698
Endeavor Group Holdings, Inc., Class A	9,558	252,427
Eventbrite, Inc., Class A(a)	4,341	22,920
IMAX Corp.(a)(b)	2,265	36,263
Liberty Media Corp. - Liberty Live, Class A(a)	1,290	46,259
Liberty Media Corp. - Liberty Live, Class C, NVS(a)	2,978	111,139
Lions Gate Entertainment Corp., Class A(a)	2,866	28,918
Lions Gate Entertainment Corp., Class B, NVS(a)	6,893	65,001
Madison Square Garden Entertainment Corp.(a)	2,054	80,414
Madison Square Garden Sports Corp., Class A(a)	856	159,147
Playtika Holding Corp.	2,696	19,546
Roku, Inc., Class A(a)	6,111	352,360
Sphere Entertainment Co., Class A(a)(b)	1,231	47,837
TKO Group Holdings, Inc., Class A	2,755	260,816
Vivid Seats, Inc., Class A(a)	3,903	20,530
Warner Music Group Corp., Class A	6,798	224,334

		1,972,574

Financial Services — 2.4%
Affirm Holdings, Inc., Class A(a)	11,559	368,501
A-Mark Precious Metals, Inc.	892	35,743
AvidXchange Holdings, Inc.(a)	8,475	98,818
Cannae Holdings, Inc.(a)(b)	3,171	61,676
Cass Information Systems, Inc.	637	27,512
Compass Diversified Holdings	2,987	65,624
Enact Holdings, Inc.	1,643	48,846
Essent Group Ltd.	5,500	291,335
Euronet Worldwide, Inc.(a)	2,279	234,008
EVERTEC, Inc.	3,141	117,882
Federal Agricultural Mortgage Corp., Class C, NVS	461	85,806
Flywire Corp.(a)	4,727	96,904
I3 Verticals, Inc., Class A(a)	1,125	25,549
International Money Express, Inc.(a)	1,658	33,541
Jackson Financial, Inc., Class A	3,081	210,494
Marqeta, Inc., Class A(a)	20,614	114,408
Merchants Bancorp	810	32,667
MGIC Investment Corp.	14,162	287,205
Mr. Cooper Group, Inc.(a)	3,228	249,202
NCR Atleos Corp.(a)	3,607	71,888
NMI Holdings, Inc., Class A(a)	3,903	120,447
PennyMac Financial Services, Inc., Class A	1,355	116,042
Radian Group, Inc.	8,046	240,334
Remitly Global, Inc.(a)	7,038	125,488
Repay Holdings Corp., Class A(a)	4,189	42,602
Rocket Cos., Inc., Class A(a)	6,222	76,406
Shift4 Payments, Inc., Class A(a)	2,922	169,067
Toast, Inc., Class A(a)(b)	19,910	470,473
Voya Financial, Inc.	5,393	367,587
Walker & Dunlop, Inc.	1,707	156,412

S C H E D U L E S O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Financial Services (continued)
Western Union Co. (The)	16,315	$219,274
WEX, Inc.(a)	2,204	465,617

		5,127,358

Food Products — 1.3%
B&G Foods, Inc.	3,992	44,311
Calavo Growers, Inc.	928	25,010
Cal-Maine Foods, Inc.	2,135	118,130
Darling Ingredients, Inc.(a)	8,186	346,841
Flowers Foods, Inc.	9,793	244,237
Fresh Del Monte Produce, Inc.	1,572	40,196
Freshpet, Inc.(a)	2,408	255,417
Hain Celestial Group, Inc. (The)(a)	4,410	27,077
Ingredion, Inc.	3,351	383,991
J & J Snack Foods Corp.	773	106,125
John B. Sanfilippo & Son, Inc.	469	46,759
Lancaster Colony Corp.	1,028	196,153
Mission Produce, Inc.(a)(b)	2,200	24,970
Pilgrim’s Pride Corp.(a)	2,179	78,488
Post Holdings, Inc.(a)	2,551	270,789
Seaboard Corp.	14	46,342
Simply Good Foods Co. (The)(a)	4,654	169,638
Tootsie Roll Industries, Inc.	734	21,807
TreeHouse Foods, Inc.(a)	2,497	93,762
Utz Brands, Inc., Class A	3,078	55,496
Vital Farms, Inc.(a)	1,270	33,985
Westrock Coffee Co.(a)	1,480	15,007
WK Kellogg Co.	3,755	87,642

		2,732,173

Gas Utilities — 0.7%
Chesapeake Utilities Corp.	1,109	117,410
National Fuel Gas Co.	4,570	242,667
New Jersey Resources Corp.	5,038	220,110
Northwest Natural Holding Co.	1,930	73,629
ONE Gas, Inc.	2,661	171,688
Southwest Gas Holdings, Inc.	2,767	206,474
Spire, Inc.	2,735	168,996
UGI Corp.	10,752	274,821

		1,475,795

Ground Transportation — 0.7%
ArcBest Corp.	1,221	135,421
Avis Budget Group, Inc.	967	92,300
Covenant Logistics Group, Inc., Class A	419	18,935
Heartland Express, Inc.	2,438	24,234
Hertz Global Holdings, Inc.(a)(b)	6,560	29,848
Landstar System, Inc.	1,844	321,612
Lyft, Inc., Class A(a)	17,454	272,981
Marten Transport Ltd.	3,025	51,183
RXO, Inc.(a)	5,953	112,571
Ryder System, Inc.	2,298	280,011
Schneider National, Inc., Class B	1,911	39,520
Universal Logistics Holdings, Inc.	362	16,174
Werner Enterprises, Inc.	3,232	110,534

		1,505,324

Health Care Equipment & Supplies — 3.0%
Agiliti, Inc.(a)	1,778	18,047
Alphatec Holdings, Inc.(a)	5,016	63,302
Artivion, Inc.(a)	2,157	42,320
AtriCure, Inc.(a)	2,410	58,129
Atrion Corp.	70	29,630
Avanos Medical, Inc.(a)	2,357	42,615
Axonics, Inc.(a)	2,609	173,681

Security	Shares	Value

Health Care Equipment & Supplies (continued)
CONMED Corp.	1,573	$106,933
DENTSPLY SIRONA, Inc.	10,583	317,596
Embecta Corp.	2,664	26,986
Enovis Corp.(a)	2,683	148,182
Envista Holdings Corp.(a)(b)	8,754	172,279
Establishment Labs Holdings, Inc.(a)(b)	1,207	60,362
Glaukos Corp.(a)(b)	2,426	232,896
Globus Medical, Inc., Class A(a)	5,930	295,255
Haemonetics Corp.(a)	2,598	238,886
ICU Medical, Inc.(a)	1,043	102,131
Inari Medical, Inc.(a)(b)	2,448	91,408
Inspire Medical Systems, Inc.(a)(b)	1,519	367,082
Integer Holdings Corp.(a)	1,720	192,004
Integra LifeSciences Holdings Corp.(a)	3,568	104,079
iRhythm Technologies, Inc.(a)(b)	1,573	172,369
Lantheus Holdings, Inc.(a)	3,521	234,287
LeMaitre Vascular, Inc.	1,018	65,966
LivaNova PLC(a)	2,758	153,758
Masimo Corp.(a)(b)	2,538	341,133
Merit Medical Systems, Inc.(a)	2,980	220,818
Neogen Corp.(a)	11,159	137,590
Nevro Corp.(a)	1,740	18,409
Novocure Ltd.(a)	5,402	66,120
Omnicell, Inc.(a)	2,326	62,360
OrthoPediatrics Corp.(a)(b)	803	23,793
Paragon 28, Inc.(a)	1,951	17,988
Penumbra, Inc.(a)(b)	1,877	368,774
PROCEPT BioRobotics Corp.(a)	2,181	115,549
QuidelOrtho Corp.(a)	2,583	104,741
RxSight, Inc.(a)	1,164	60,679
Shockwave Medical, Inc.(a)	1,894	625,380
SI-BONE, Inc.(a)	1,925	27,450
STAAR Surgical Co.(a)	2,536	116,555
Tandem Diabetes Care, Inc.(a)(b)	3,382	124,086
TransMedics Group, Inc.(a)(b)	1,628	153,244
Treace Medical Concepts, Inc.(a)	2,256	23,395
UFP Technologies, Inc.(a)	373	76,816
Varex Imaging Corp.(a)(b)	2,161	35,116

		6,230,179

Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc.(a)	4,691	346,853
Accolade, Inc.(a)	3,606	27,514
Addus HomeCare Corp.(a)	784	75,382
agilon health, Inc.(a)(b)	15,544	85,492
Amedisys, Inc.(a)	1,552	142,862
AMN Healthcare Services, Inc.(a)	1,968	118,041
Astrana Health, Inc.(a)(b)	2,062	76,603
Brookdale Senior Living, Inc.(a)(b)	8,934	60,662
Castle Biosciences, Inc.(a)	1,243	26,215
CorVel Corp.(a)	482	115,126
Cross Country Healthcare, Inc.(a)	1,685	29,656
DaVita, Inc.(a)(b)	2,849	396,039
DocGo, Inc.(a)(b)	4,672	15,791
Encompass Health Corp.	5,135	428,156
Ensign Group, Inc. (The)	2,900	343,244
Fulgent Genetics, Inc.(a)	1,065	21,673
Guardant Health, Inc.(a)	5,623	101,214
HealthEquity, Inc.(a)	4,421	348,861
Hims & Hers Health, Inc., Class A(a)	6,775	84,891
LifeStance Health Group, Inc.(a)(b)	4,994	30,863
ModivCare, Inc.(a)	573	13,448
National HealthCare Corp.	768	69,788

26	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
National Research Corp., Class A	724	$24,797
NeoGenomics, Inc.(a)	6,642	92,457
OPKO Health, Inc.(a)(b)	23,130	28,219
Option Care Health, Inc.(a)	9,116	272,477
Owens & Minor, Inc.(a)	3,720	92,033
Patterson Cos., Inc.	4,504	114,717
Pediatrix Medical Group, Inc.(a)	4,369	38,753
Premier, Inc., Class A	6,124	127,869
Privia Health Group, Inc.(a)(b)	5,451	100,298
Progyny, Inc.(a)	4,224	135,421
R1 RCM, Inc.(a)	10,180	125,112
RadNet, Inc.(a)	3,573	173,290
Select Medical Holdings Corp.	5,456	154,787
Surgery Partners, Inc.(a)(b)	3,460	86,327
Tenet Healthcare Corp.(a)	5,187	582,448
U.S. Physical Therapy, Inc.	738	74,914

		5,182,293

Health Care REITs — 0.5%
CareTrust REIT, Inc.	6,613	163,473
Community Healthcare Trust, Inc.	1,237	32,818
Global Medical REIT, Inc.	3,232	26,212
LTC Properties, Inc.	2,134	70,635
Medical Properties Trust, Inc.(b)	31,129	143,193
National Health Investors, Inc.	2,144	135,201
Omega Healthcare Investors, Inc.	12,585	382,710
Sabra Health Care REIT, Inc.	10,800	150,336
Universal Health Realty Income Trust	746	26,878

		1,131,456

Health Care Technology — 0.4%
Certara, Inc.(a)	5,685	97,270
Definitive Healthcare Corp., Class A(a)	2,659	18,454
Doximity, Inc., Class A(a)(b)	6,102	148,218
Evolent Health, Inc., Class A(a)(b)	5,809	161,142
Health Catalyst, Inc.(a)	2,797	17,397
HealthStream, Inc.	1,298	33,450
Multiplan Corp., Class A(a)(b)	14,316	9,303
Phreesia, Inc.(a)	2,538	52,638
Schrodinger, Inc.(a)(b)	2,856	69,629
Simulations Plus, Inc.	804	36,461
Teladoc Health, Inc.(a)(b)	8,059	102,752

		746,714

Hotel & Resort REITs — 0.6%
Apple Hospitality REIT, Inc.	11,667	172,205
Chatham Lodging Trust	2,535	23,246
DiamondRock Hospitality Co.	10,250	91,225
Park Hotels & Resorts, Inc.	10,828	174,656
Pebblebrook Hotel Trust(b)	6,042	87,790
RLJ Lodging Trust	8,155	89,705
Ryman Hospitality Properties, Inc.	2,995	315,913
Service Properties Trust	8,441	51,743
Summit Hotel Properties, Inc.	5,695	34,227
Sunstone Hotel Investors, Inc.	9,635	98,277
Xenia Hotels & Resorts, Inc.	5,517	76,521

		1,215,508

Hotels, Restaurants & Leisure — 3.1%
Accel Entertainment, Inc., Class A(a)	2,760	29,642
Aramark	12,737	401,343
Bally’s Corp.(a)	1,521	19,986
Biglari Holdings, Inc., Class B, NVS(a)	35	6,899
BJ’s Restaurants, Inc.(a)(b)	1,159	37,772
Bloomin’ Brands, Inc.	4,039	104,166

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Bowlero Corp., Class A(b)	1,988	$23,359
Boyd Gaming Corp.	3,749	200,609
Brinker International, Inc.(a)	2,251	120,654
Cava Group, Inc.(a)	903	64,962
Cheesecake Factory, Inc. (The)	2,443	84,332
Choice Hotels International, Inc.	1,379	163,081
Chuy’s Holdings, Inc.(a)	872	25,689
Cracker Barrel Old Country Store, Inc.	1,134	65,987
Dave & Buster’s Entertainment, Inc.(a)	1,663	88,804
Denny’s Corp.(a)	2,622	21,028
Dine Brands Global, Inc.	753	33,207
Dutch Bros, Inc., Class A(a)	3,872	109,036
Everi Holdings, Inc.(a)	4,290	35,049
First Watch Restaurant Group, Inc.(a)(b)	1,004	25,622
Golden Entertainment, Inc.	1,177	37,723
Hilton Grand Vacations, Inc.(a)	3,986	165,977
Hyatt Hotels Corp., Class A	2,072	308,293
Jack in the Box, Inc.	996	56,842
Krispy Kreme, Inc.	4,027	50,942
Kura Sushi U.S.A., Inc., Class A(a)(b)	288	31,703
Life Time Group Holdings, Inc.(a)(b)	2,978	40,679
Light & Wonder, Inc., Class A(a)	4,646	414,702
Marriott Vacations Worldwide Corp.	1,646	158,197
Monarch Casino & Resort, Inc.	705	47,778
Norwegian Cruise Line Holdings Ltd.(a)	21,945	415,199
Papa John’s International, Inc.	1,672	103,146
Penn Entertainment, Inc.(a)	7,725	127,771
Planet Fitness, Inc., Class A(a)	4,394	262,937
Portillo’s, Inc., Class A(a)	2,374	29,105
RCI Hospitality Holdings, Inc.	421	21,370
Red Rock Resorts, Inc., Class A	2,568	136,412
Sabre Corp.(a)	18,445	52,937
Shake Shack, Inc., Class A(a)	1,938	205,137
Six Flags Entertainment Corp.(a)	3,640	85,831
Sweetgreen, Inc., Class A(a)	4,392	98,688
Target Hospitality Corp.(a)(b)	1,876	20,871
Texas Roadhouse, Inc.	3,442	553,405
Travel + Leisure Co.	3,701	161,142
United Parks & Resorts, Inc.(a)	1,857	94,373
Wendy’s Co. (The)	8,708	174,073
Wingstop, Inc.	1,453	559,100
Wyndham Hotels & Resorts, Inc.	4,255	312,785
Xponential Fitness, Inc., Class A(a)(b)	1,371	17,480

		6,405,825

Household Durables — 2.5%
Cavco Industries, Inc.(a)	399	145,320
Century Communities, Inc.	1,483	117,632
Cricut, Inc., Class A	1,519	8,081
Ethan Allen Interiors, Inc.	1,217	34,368
Green Brick Partners, Inc.(a)	1,525	82,548
Helen of Troy Ltd.(a)(b)	1,233	114,311
Installed Building Products, Inc.	1,228	289,476
iRobot Corp.(a)(b)	1,406	12,035
KB Home	3,612	233,913
La-Z-Boy, Inc.	2,182	71,657
Legacy Housing Corp.(a)	598	12,181
Leggett & Platt, Inc.	6,865	124,051
LGI Homes, Inc.(a)	1,030	92,628
M/I Homes, Inc.(a)	1,441	167,473
Meritage Homes Corp.	1,809	299,824
Mohawk Industries, Inc.(a)	2,732	315,054
Newell Brands, Inc.	18,604	147,716

S C H E D U L E S O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Durables (continued)
Skyline Champion Corp.(a)	2,793	$209,447
Sonos, Inc.(a)	6,315	106,724
Taylor Morrison Home Corp., Class A(a)	5,210	291,812
Tempur Sealy International, Inc.	8,772	439,126
Toll Brothers, Inc.	5,550	661,061
TopBuild Corp.(a)	1,639	663,254
Tri Pointe Homes, Inc.(a)	5,013	184,729
Vizio Holding Corp., Class A(a)(b)	3,522	37,333
Whirlpool Corp.	2,821	267,600
Worthington Enterprises, Inc.	1,657	94,714

		5,224,068

Household Products — 0.3%
Central Garden & Pet Co.(a)(b)	440	18,018
Central Garden & Pet Co., Class A, NVS(a)(b)	2,713	96,122
Energizer Holdings, Inc.	3,421	98,251
Reynolds Consumer Products, Inc.	2,280	65,276
Spectrum Brands Holdings, Inc.	1,523	124,688
WD-40 Co.(b)	697	157,613

		559,968

Independent Power and Renewable Electricity Producers — 0.2%
Altus Power, Inc., Class A(a)	3,509	12,878
Clearway Energy, Inc., Class A	1,738	37,732
Clearway Energy, Inc., Class C	4,342	101,516
Montauk Renewables, Inc.(a)	3,447	12,409
Ormat Technologies, Inc.	2,756	175,916
Sunnova Energy International, Inc.(a)(b)	4,921	20,717

		361,168

Industrial REITs — 0.9%
Americold Realty Trust, Inc.	13,819	303,604
EastGroup Properties, Inc.	2,384	370,378
First Industrial Realty Trust, Inc.	6,162	279,878
Innovative Industrial Properties, Inc.	1,456	150,550
LXP Industrial Trust	15,286	127,638
Plymouth Industrial REIT, Inc.	1,992	41,593
STAG Industrial, Inc.	9,326	320,721
Terreno Realty Corp.	4,457	242,238

		1,836,600

Insurance — 2.9%
Ambac Financial Group, Inc.(a)	2,445	35,330
American Equity Investment Life Holding Co.	3,217	180,506
AMERISAFE, Inc.	1,042	47,515
Assurant, Inc.	2,742	478,205
Assured Guaranty Ltd.	2,966	227,492
Axis Capital Holdings Ltd.	3,948	242,131
Brighthouse Financial, Inc.(a)	3,222	155,461
BRP Group, Inc., Class A(a)(b)	3,290	87,646
CNO Financial Group, Inc.	5,716	150,502
Crawford & Co., Class A, NVS	781	7,248
Employers Holdings, Inc.	1,020	43,442
Enstar Group Ltd.(a)	596	173,061
F&G Annuities & Life, Inc.	894	33,811
First American Financial Corp.	5,316	284,778
Goosehead Insurance, Inc., Class A(a)	1,219	69,373
Hagerty, Inc., Class A(a)(b)	1,327	11,877
Hanover Insurance Group, Inc. (The)	1,851	240,297
Horace Mann Educators Corp.	1,984	73,130
James River Group Holdings Ltd.	1,974	17,549
Kemper Corp.	2,932	170,965
Kinsale Capital Group, Inc.	1,140	414,105
Lemonade, Inc.(a)(b)	3,268	56,308
Lincoln National Corp.	8,621	235,095

Security	Shares	Value

Insurance (continued)
Mercury General Corp.	1,381	$72,171
National Western Life Group, Inc., Class A	104	50,837
Old Republic International Corp.	13,539	404,275
Oscar Health, Inc., Class A(a)	7,400	128,538
Palomar Holdings, Inc.(a)	1,241	97,629
Primerica, Inc.	1,818	385,161
ProAssurance Corp.	2,607	34,830
RLI Corp.	2,129	300,934
Ryan Specialty Holdings, Inc., Class A	5,127	252,966
Safety Insurance Group, Inc.	774	61,587
Selective Insurance Group, Inc.	3,153	320,502
SiriusPoint Ltd.(a)	4,833	56,933
Skyward Specialty Insurance Group, Inc.(a)	1,104	38,552
Stewart Information Services Corp.	1,375	85,264
Tiptree, Inc.	1,151	18,335
Trupanion, Inc.(a)	1,691	38,048
United Fire Group, Inc.	1,144	25,271
White Mountains Insurance Group Ltd.(b)	131	232,936

		6,040,596

Interactive Media & Services — 0.6%
Bumble, Inc., Class A(a)	4,783	48,308
Cargurus, Inc., Class A(a)	4,424	99,363
Cars.com, Inc.(a)	3,181	53,154
Getty Images Holdings, Inc., Class A(a)	2,251	8,284
IAC, Inc.(a)	3,787	180,110
QuinStreet, Inc.(a)	2,497	45,171
Rumble, Inc., Class A(a)(b)	4,268	30,132
Shutterstock, Inc.	1,275	54,455
Taboola.com Ltd.(a)	7,539	31,664
TripAdvisor, Inc.(a)	5,551	146,158
Vimeo, Inc.(a)	8,032	28,835
Yelp, Inc.(a)	3,319	133,557
Ziff Davis, Inc.(a)	2,305	115,503
ZipRecruiter, Inc., Class A(a)	3,342	34,356
ZoomInfo Technologies, Inc., Class A(a)	14,434	228,923

		1,237,973

IT Services — 0.5%
Applied Digital Corp.(a)(b)	3,582	9,689
ASGN, Inc.(a)(b)	2,432	234,566
BigCommerce Holdings, Inc., Series 1(a)	3,320	18,791
Couchbase, Inc.(a)	1,546	37,320
DigitalOcean Holdings, Inc.(a)	2,566	84,319
DXC Technology Co.(a)(b)	9,399	183,187
Fastly, Inc., Class A(a)(b)	6,321	79,961
Grid Dynamics Holdings, Inc., Class A(a)(b)	2,932	28,646
Hackett Group, Inc. (The)	1,287	27,915
Kyndryl Holdings, Inc.(a)	11,759	231,182
Perficient, Inc.(a)	1,757	83,036
Squarespace, Inc., Class A(a)	2,319	80,840
Thoughtworks Holding, Inc.(a)(b)	4,014	9,313

		1,108,765

Leisure Products — 0.9%
Acushnet Holdings Corp.	1,552	94,641
Brunswick Corp.	3,541	285,546
Hasbro, Inc.	6,752	413,898
Johnson Outdoors, Inc., Class A	344	14,107
Malibu Boats, Inc., Class A(a)	1,006	34,224
Mattel, Inc.(a)	17,457	319,812
Peloton Interactive, Inc., Class A(a)(b)	17,119	53,240
Polaris, Inc.	2,638	224,652
Smith & Wesson Brands, Inc.	2,280	38,692

28	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Leisure Products (continued)
Sturm Ruger & Co., Inc.	905	$41,838
Topgolf Callaway Brands Corp.(a)	7,514	120,374
Vista Outdoor, Inc.(a)	2,856	100,217
YETI Holdings, Inc.(a)(b)	4,484	160,169

		1,901,410

Life Sciences Tools & Services — 0.8%
10X Genomics, Inc., Class A(a)(b)	5,126	150,089
Adaptive Biotechnologies Corp.(a)	5,833	15,282
Azenta, Inc.(a)(b)	2,676	140,383
BioLife Solutions, Inc.(a)(b)	1,746	30,625
CryoPort, Inc.(a)(b)	2,575	41,689
Fortrea Holdings, Inc.(a)	4,265	156,056
Maravai LifeSciences Holdings, Inc., Class A(a)	5,753	47,175
Medpace Holdings, Inc.(a)	1,214	471,457
Mesa Laboratories, Inc.	268	28,429
OmniAb, Inc.(a)	5,013	22,258
OmniAb, Inc., 12.50 Earnout Shares(a)(c)	359	—
OmniAb, Inc., 15.00 Earnout Shares(a)(c)	359	—
Pacific Biosciences of California, Inc.(a)	12,827	21,165
Quanterix Corp.(a)	1,640	26,437
Repligen Corp.(a)(b)	2,507	411,649
Sotera Health Co.(a)	5,464	61,197

		1,623,891

Machinery — 3.9%
3D Systems Corp.(a)	6,943	23,259
Alamo Group, Inc.	514	99,911
Albany International Corp., Class A	1,610	128,397
Allison Transmission Holdings, Inc.	4,632	340,684
Astec Industries, Inc.	1,160	48,488
Atmus Filtration Technologies, Inc.(a)	878	26,595
Barnes Group, Inc.	2,599	90,237
Chart Industries, Inc.(a)(b)	2,200	316,932
Columbus McKinnon Corp.	1,455	60,048
Crane Co.	2,525	353,525
Donaldson Co., Inc.	6,201	447,712
Douglas Dynamics, Inc.	1,176	26,625
Energy Recovery, Inc.(a)	2,870	42,763
Enerpac Tool Group Corp., Class A	2,773	98,802
Enpro, Inc.	1,030	154,634
Esab Corp.	2,747	290,852
Federal Signal Corp.	3,132	254,632
Flowserve Corp.	6,787	320,075
Franklin Electric Co., Inc.	2,069	199,183
Gates Industrial Corp. PLC(a)	7,351	129,525
Gorman-Rupp Co. (The)	1,119	37,117
Greenbrier Cos., Inc. (The)	1,620	80,012
Helios Technologies, Inc.	1,554	70,085
Hillenbrand, Inc.	3,612	172,365
Hillman Solutions Corp.(a)	9,851	94,176
Hyster-Yale Materials Handling, Inc., Class A	555	32,506
ITT, Inc.	4,228	546,850
John Bean Technologies Corp.	1,624	144,682
Kadant, Inc.(b)	574	157,155
Kennametal, Inc.	3,943	92,779
Lindsay Corp.	562	65,276
Middleby Corp. (The)(a)(b)	2,648	367,993
Miller Industries, Inc.	554	26,985
Mueller Industries, Inc.	5,837	325,821
Mueller Water Products, Inc., Class A	8,015	126,958
Nikola Corp.(a)(b)	50,276	31,201
Omega Flex, Inc.	171	11,330
Oshkosh Corp.	3,156	354,324

Security	Shares	Value

Machinery (continued)
Proto Labs, Inc.(a)	1,244	$37,917
RBC Bearings, Inc.(a)(b)	1,395	341,147
REV Group, Inc.	2,156	47,130
SPX Technologies, Inc.(a)	2,341	285,157
Standex International Corp.	608	105,111
Symbotic, Inc., Class A(a)(b)	1,026	39,573
Tennant Co.	956	111,355
Terex Corp.	3,456	193,709
Timken Co. (The)	3,410	304,240
Titan International, Inc.(a)	2,678	29,512
Trinity Industries, Inc.	4,248	110,533
Wabash National Corp.	2,351	54,332
Watts Water Technologies, Inc., Class A	1,405	278,836

		8,129,046

Marine Transportation — 0.3%
Genco Shipping & Trading Ltd.	2,177	46,457
Kirby Corp.(a)	2,935	320,297
Matson, Inc.	1,793	193,249

		560,003

Media — 1.0%
Advantage Solutions, Inc., Class A(a)	5,699	24,278
Altice U.S.A., Inc., Class A(a)	11,000	21,230
Boston Omaha Corp., Class A(a)(b)	1,068	16,490
Cable One, Inc.	238	93,736
Clear Channel Outdoor Holdings, Inc.(a)(b)	15,064	20,939
EchoStar Corp., Class A(a)	6,219	99,442
Gray Television, Inc.	4,230	24,323
Integral Ad Science Holding Corp.(a)	2,581	24,752
John Wiley & Sons, Inc., Class A	2,311	86,824
Liberty Media Corp. - Liberty SiriusXM, NVS(a)	8,218	197,725
Liberty Media Corp. - Liberty SiriusXM, Class A(a)	4,055	97,563
Magnite, Inc.(a)	6,021	53,166
New York Times Co. (The), Class A	8,013	344,799
Nexstar Media Group, Inc., Class A	1,668	266,980
Paramount Global, Class A(b)	281	5,814
Paramount Global, Class B, NVS	26,460	301,380
PubMatic, Inc., Class A(a)	2,034	45,643
Scholastic Corp., NVS	1,302	46,377
Sinclair, Inc., Class A	1,977	24,317
Stagwell, Inc., Class A(a)(b)	5,301	31,541
TechTarget, Inc.(a)	1,358	37,345
TEGNA, Inc.	9,808	133,781
Thryv Holdings, Inc.(a)(b)	1,625	37,391
WideOpenWest, Inc.(a)	2,844	10,153

		2,045,989

Metals & Mining — 1.6%
Alcoa Corp.	9,191	322,972
Alpha Metallurgical Resources, Inc.	549	179,589
Arch Resources, Inc., Class A	872	138,456
ATI, Inc.(a)(b)	6,563	391,811
Carpenter Technology Corp.	2,405	206,108
Century Aluminum Co.(a)	2,702	46,880
Coeur Mining, Inc.(a)	19,837	89,663
Commercial Metals Co.	6,008	322,870
Compass Minerals International, Inc.	1,759	21,900
Haynes International, Inc.	622	37,413
Hecla Mining Co.	30,133	142,529
Ivanhoe Electric, Inc.(a)(b)	3,795	38,329
Kaiser Aluminum Corp.	817	73,930
Materion Corp.	1,074	123,446
Metallus, Inc.(a)	1,960	40,298

S C H E D U L E S O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
MP Materials Corp., Class A(a)(b)	6,398	$102,368
Piedmont Lithium, Inc.(a)(b)	943	11,552
Radius Recycling, Inc., Class A	1,343	23,395
Ramaco Resources, Inc., Class B	250	2,777
Royal Gold, Inc.	3,387	406,880
Ryerson Holding Corp.	1,532	43,739
SunCoke Energy, Inc.	4,283	44,158
United States Steel Corp.	11,482	419,093
Warrior Met Coal, Inc.	2,679	183,110

		3,413,266

Mortgage Real Estate Investment Trusts (REITs) — 1.0%
AGNC Investment Corp.	34,276	313,625
Apollo Commercial Real Estate Finance, Inc.	6,423	61,853
Arbor Realty Trust, Inc.(b)	9,548	122,501
Ares Commercial Real Estate Corp.	2,680	18,197
ARMOUR Residential REIT, Inc.	2,377	43,190
Blackstone Mortgage Trust, Inc., Class A	8,519	150,275
BrightSpire Capital, Inc., Class A	6,874	43,237
Chimera Investment Corp.	11,672	48,089
Claros Mortgage Trust, Inc.	5,925	51,547
Dynex Capital, Inc.	2,973	34,695
Ellington Financial, Inc.	4,123	47,167
Franklin BSP Realty Trust, Inc.	4,187	52,296
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	5,666	141,707
KKR Real Estate Finance Trust, Inc.	2,955	27,807
Ladder Capital Corp., Class A	5,830	62,556
MFA Financial, Inc.	5,189	54,951
New York Mortgage Trust, Inc.	4,596	31,483
PennyMac Mortgage Investment Trust	4,207	58,267
Ready Capital Corp.	8,989	76,586
Redwood Trust, Inc.	5,986	33,103
Rithm Capital Corp.	24,949	277,433
Starwood Property Trust, Inc.	15,446	293,011
TPG RE Finance Trust, Inc.	2,852	20,905
Two Harbors Investment Corp.	4,728	59,715

		2,124,196

Multi-Utilities — 0.3%
Avista Corp.	4,047	145,611
Black Hills Corp.	3,480	191,052
Northwestern Energy Group, Inc.	2,960	149,302
Unitil Corp.	819	41,720

		527,685

Office REITs — 0.8%
Brandywine Realty Trust	9,009	40,901
COPT Defense Properties	5,748	137,779
Cousins Properties, Inc.	7,241	166,108
Douglas Emmett, Inc.	8,198	112,394
Easterly Government Properties, Inc.	4,946	57,819
Equity Commonwealth(a)	5,499	102,941
Highwoods Properties, Inc.	5,409	141,716
Hudson Pacific Properties, Inc.	7,365	42,717
JBG SMITH Properties	4,658	69,917
Kilroy Realty Corp.	5,782	195,432
Paramount Group, Inc.	9,322	43,254
Peakstone Realty Trust, Class E	1,812	25,314
Piedmont Office Realty Trust, Inc., Class A	6,357	43,800
SL Green Realty Corp.	3,420	170,419
Vornado Realty Trust	8,750	227,762

		1,578,273

Security	Shares	Value

Oil, Gas & Consumable Fuels — 3.0%
Antero Midstream Corp.	16,381	$226,713
Berry Corp.	3,640	30,904
California Resources Corp.	3,481	184,006
Centrus Energy Corp., Class A(a)	659	28,291
Chord Energy Corp.	2,134	377,675
Civitas Resources, Inc.	3,554	255,746
Clean Energy Fuels Corp.(a)(b)	8,763	20,330
CNX Resources Corp.(a)	8,108	190,700
Comstock Resources, Inc.	4,845	48,741
CONSOL Energy, Inc.	1,469	121,574
Crescent Energy Co., Class A	4,527	48,167
CVR Energy, Inc.	1,913	58,117
Delek U.S. Holdings, Inc.	3,289	89,888
Dorian LPG Ltd.	1,789	73,921
DT Midstream, Inc.	5,010	311,622
Equitrans Midstream Corp.	22,357	302,490
Granite Ridge Resources, Inc.	3,226	21,034
Green Plains, Inc.(a)	1,948	40,265
Gulfport Energy Corp.(a)	623	98,876
Hallador Energy Co.(a)	1,149	5,871
HighPeak Energy, Inc.(b)	1,092	15,517
International Seaways, Inc.	1,800	99,522
Kinetik Holdings, Inc., Class A	909	34,851
Kosmos Energy Ltd.(a)	22,600	128,142
Magnolia Oil & Gas Corp., Class A	8,690	217,858
Matador Resources Co.	5,802	361,465
Murphy Oil Corp.	7,954	355,067
New Fortress Energy, Inc., Class A	4,185	109,647
NextDecade Corp.(a)	4,680	30,046
Northern Oil & Gas, Inc.	4,729	192,896
Par Pacific Holdings, Inc.(a)	3,162	97,390
PBF Energy, Inc., Class A	5,614	299,058
Peabody Energy Corp.	5,705	125,168
Permian Resources Corp., Class A	24,433	409,253
REX American Resources Corp.(a)	852	47,141
Riley Exploration Permian, Inc.	283	7,338
SandRidge Energy, Inc.	1,705	23,359
SilverBow Resources, Inc.(a)	650	19,968
Sitio Royalties Corp., Class A	4,171	96,934
SM Energy Co.	5,968	289,388
Southwestern Energy Co.(a)	53,800	402,962
Talos Energy, Inc.(a)(b)	5,682	74,889
Uranium Energy Corp.(a)	18,616	125,658
VAALCO Energy, Inc.	5,633	36,051
Vital Energy, Inc.(a)	1,243	65,904
Vitesse Energy, Inc.	1,113	24,697
W&T Offshore, Inc.	4,680	10,530
World Kinect Corp.	3,137	73,720

		6,309,350

Paper & Forest Products — 0.2%
Clearwater Paper Corp.(a)	840	37,834
Louisiana-Pacific Corp.	3,309	242,186
Mercer International, Inc.	2,003	20,290
Sylvamo Corp.	1,835	114,687

		414,997

Passenger Airlines — 0.6%
Alaska Air Group, Inc.(a)	6,602	284,018
Allegiant Travel Co.	726	39,611
American Airlines Group, Inc.(a)	31,358	423,647
Frontier Group Holdings, Inc.(a)(b)	2,110	12,744
JetBlue Airways Corp.(a)	17,175	97,554
Joby Aviation, Inc., Class A(a)(b)	21,862	110,403

30	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Passenger Airlines (continued)
SkyWest, Inc.(a)	2,088	$152,487
Spirit Airlines, Inc.(b)	5,559	19,623
Sun Country Airlines Holdings, Inc.(a)	1,821	24,237

		1,164,324

Personal Care Products — 0.5%
Beauty Health Co. (The), Class A(a)(b)	4,447	14,364
BellRing Brands, Inc.(a)	6,736	371,625
Edgewell Personal Care Co.	2,544	95,705
elf Beauty, Inc.(a)(b)	2,617	425,341
Herbalife Ltd.(a)	4,960	42,904
Inter Parfums, Inc.	938	109,165
Medifast, Inc.	562	15,472
Nu Skin Enterprises, Inc., Class A	2,552	30,012
Olaplex Holdings, Inc.(a)	6,621	9,203
USANA Health Sciences, Inc.(a)	572	23,749

		1,137,540

Pharmaceuticals — 1.5%
Amphastar Pharmaceuticals, Inc.(a)	1,920	79,200
Amylyx Pharmaceuticals, Inc.(a)	2,318	4,195
AN2 Therapeutics, Inc.(a)	427	1,025
ANI Pharmaceuticals, Inc.(a)	879	58,014
Arvinas, Inc.(a)	2,555	81,172
Axsome Therapeutics, Inc.(a)(b)	1,880	138,669
Cassava Sciences, Inc.(a)(b)	2,158	47,800
Catalent, Inc.(a)	9,277	518,120
Collegium Pharmaceutical, Inc.(a)	1,563	57,722
Corcept Therapeutics, Inc.(a)	4,886	113,941
Elanco Animal Health, Inc.(a)(b)	24,437	321,591
Enliven Therapeutics, Inc.(a)(b)	1,223	21,268
Evolus, Inc.(a)(b)	2,275	26,777
Harmony Biosciences Holdings, Inc.(a)	1,882	58,173
Harrow, Inc.(a)(b)	1,796	18,301
Innoviva, Inc.(a)	2,850	43,063
Intra-Cellular Therapies, Inc.(a)	4,951	355,531
Ligand Pharmaceuticals, Inc.(a)(b)	898	62,761
Liquidia Corp.(a)(b)	2,360	30,326
Neumora Therapeutics, Inc.(a)(b)	3,975	36,133
Organon & Co.	13,221	246,043
Pacira BioSciences, Inc.(a)	2,371	62,239
Perrigo Co. PLC	7,004	228,751
Phathom Pharmaceuticals, Inc.(a)(b)	1,698	15,333
Pliant Therapeutics, Inc.(a)(b)	2,402	28,392
Prestige Consumer Healthcare, Inc.(a)	2,538	182,127
Revance Therapeutics, Inc.(a)	4,128	14,902
Scilex Holding Co. (Acquired 01/09/23, cost $19,912)(a)(d)	3,943	3,221
Supernus Pharmaceuticals, Inc.(a)	2,722	81,932
Tarsus Pharmaceuticals, Inc.(a)(b)	1,333	41,896
Theravance Biopharma, Inc.(a)	2,188	18,467
Tilray Brands, Inc.(a)(b)	38,106	94,122
Ventyx Biosciences, Inc.(a)(b)	2,475	9,256

		3,100,463

Professional Services — 2.3%
Alight, Inc., Class A(a)	19,141	172,652
Barrett Business Services, Inc.	321	39,002
CACI International, Inc., Class A(a)	1,150	462,565
CBIZ, Inc.(a)	2,428	172,825
Clarivate PLC(a)(b)	17,611	119,050
Concentrix Corp.	2,229	121,859
Conduent, Inc.(a)	8,713	27,446
CRA International, Inc.	342	49,621

Security	Shares	Value

Professional Services (continued)
CSG Systems International, Inc.	1,571	$74,214
Dun & Bradstreet Holdings, Inc.	13,122	119,410
ExlService Holdings, Inc.(a)	8,466	245,514
Exponent, Inc.	2,606	239,517
First Advantage Corp.	2,546	41,500
Forrester Research, Inc.(a)	618	11,241
Franklin Covey Co.(a)	595	23,169
FTI Consulting, Inc.(a)	1,823	389,812
Genpact Ltd.	7,960	244,690
Heidrick & Struggles International, Inc.	1,066	31,426
HireRight Holdings Corp.(a)	625	8,938
Huron Consulting Group, Inc.(a)	902	84,102
ICF International, Inc.	973	140,394
Insperity, Inc.	1,755	180,642
Kelly Services, Inc., Class A, NVS	1,616	37,071
Kforce, Inc.	953	58,857
Korn Ferry	2,573	156,233
Legalzoom.com, Inc.(a)	6,182	73,875
ManpowerGroup, Inc.	2,520	190,134
Maximus, Inc.	3,142	252,240
NV5 Global, Inc.(a)	718	66,946
Parsons Corp.(a)	2,253	176,883
Paycor HCM, Inc.(a)(b)	3,291	57,165
Planet Labs PBC, Class A(a)(b)	10,491	17,730
Resources Connection, Inc.	1,824	20,155
Science Applications International Corp.	2,631	338,610
Sterling Check Corp.(a)	1,562	23,633
TriNet Group, Inc.	1,619	162,499
TTEC Holdings, Inc.	1,032	7,513
Upwork, Inc.(a)	6,376	74,599
Verra Mobility Corp., Class A(a)	8,560	201,845

		4,915,577

Real Estate Management & Development — 0.6%
Anywhere Real Estate, Inc.(a)(b)	5,802	28,198
Compass, Inc., Class A(a)	17,185	54,133
Cushman & Wakefield PLC(a)	8,127	78,426
DigitalBridge Group, Inc., Class A	7,587	124,730
eXp World Holdings, Inc.	4,196	41,792
Forestar Group, Inc.(a)	955	29,596
FRP Holdings, Inc.(a)	788	23,884
Howard Hughes Holdings, Inc.(a)	1,537	100,151
Jones Lang LaSalle, Inc.(a)	2,446	441,992
Kennedy-Wilson Holdings, Inc.	5,651	48,542
Marcus & Millichap, Inc.	1,267	40,126
Newmark Group, Inc., Class A	7,134	68,272
Opendoor Technologies, Inc.(a)	32,195	64,068
Redfin Corp.(a)	5,799	32,532
St. Joe Co. (The)	1,842	105,363

		1,281,805

Residential REITs — 0.4%
Apartment Income REIT Corp.	7,106	272,728
Apartment Investment & Management Co., Class A(a)	6,457	51,656
Centerspace	779	52,388
Elme Communities	4,567	69,236
Independence Realty Trust, Inc.	11,562	182,333
NexPoint Residential Trust, Inc.	1,180	40,403
UMH Properties, Inc.	3,339	53,157
Veris Residential, Inc.	4,054	58,418

		780,319

Retail REITs — 1.4%
Acadia Realty Trust	5,370	92,794

S C H E D U L E S O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Agree Realty Corp.	4,868	$278,547
Alexander’s, Inc.	110	23,272
Brixmor Property Group, Inc.	15,459	341,644
CBL & Associates Properties, Inc.	767	16,682
Federal Realty Investment Trust	4,164	433,764
Getty Realty Corp.	2,533	68,644
InvenTrust Properties Corp.	3,320	84,129
Kite Realty Group Trust	11,296	246,253
Macerich Co. (The)	11,141	153,300
NETSTREIT Corp.	3,584	60,390
NNN REIT, Inc.	9,413	381,509
Phillips Edison & Co., Inc.	6,164	201,563
Retail Opportunity Investments Corp.	6,400	78,528
Saul Centers, Inc.	626	22,793
SITE Centers Corp.	9,811	132,350
Tanger, Inc.	5,311	150,567
Urban Edge Properties	6,019	100,698
Whitestone REIT	2,573	29,589

		2,897,016

Semiconductors & Semiconductor Equipment — 2.5%
Aehr Test Systems(a)(b)	1,459	17,479
Allegro MicroSystems, Inc.(a)(b)	3,863	114,692
Alpha & Omega Semiconductor Ltd.(a)	1,181	25,828
Ambarella, Inc.(a)	2,017	92,722
Amkor Technology, Inc.	5,891	190,574
Axcelis Technologies, Inc.(a)	1,656	171,429
Cirrus Logic, Inc.(a)	2,774	245,693
Cohu, Inc.(a)	2,407	72,980
Credo Technology Group Holding Ltd.(a)	6,746	120,551
Diodes, Inc.(a)	2,368	172,888
FormFactor, Inc.(a)	4,021	179,296
Ichor Holdings Ltd.(a)	1,515	58,752
Impinj, Inc.(a)	1,196	190,618
indie Semiconductor, Inc., Class A(a)(b)	7,256	40,779
Kulicke & Soffa Industries, Inc.	2,799	129,538
MACOM Technology Solutions Holdings, Inc.(a)	2,816	287,091
MaxLinear, Inc.(a)	3,915	81,393
MKS Instruments, Inc.	2,994	356,226
Navitas Semiconductor Corp.(a)(b)	6,051	26,201
Onto Innovation, Inc.(a)	2,532	469,661
PDF Solutions, Inc.(a)	1,467	44,127
Photronics, Inc.(a)	3,095	84,834
Power Integrations, Inc.	2,894	193,088
Rambus, Inc.(a)	5,536	303,484
Semtech Corp.(a)	3,353	126,140
Silicon Laboratories, Inc.(a)	1,631	198,150
SiTime Corp.(a)	892	79,495
SMART Global Holdings, Inc.(a)	2,659	48,580
SolarEdge Technologies, Inc.(a)	2,936	172,196
Synaptics, Inc.(a)	2,022	181,899
Ultra Clean Holdings, Inc.(a)	2,272	95,038
Universal Display Corp.	2,441	385,629
Veeco Instruments, Inc.(a)	2,863	101,178
Wolfspeed, Inc.(a)(b)	6,495	175,560

		5,233,789

Software — 5.8%
A10 Networks, Inc.	3,649	47,656
ACI Worldwide, Inc.(a)	5,626	191,847
Adeia, Inc.	5,657	55,665
Agilysys, Inc.(a)	1,183	98,248
Alarm.com Holdings, Inc.(a)	2,557	170,041
Alkami Technology, Inc.(a)	2,212	53,243

Security	Shares	Value

Software (continued)
Altair Engineering, Inc., Class A(a)(b)	2,808	$225,904
Amplitude, Inc., Class A(a)(b)	3,384	33,129
Appfolio, Inc., Class A(a)	1,079	244,696
Appian Corp., Class A(a)	1,574	58,931
Asana, Inc., Class A(a)(b)	4,225	62,826
Aurora Innovation, Inc., Class A(a)	36,897	102,389
AvePoint, Inc., Class A(a)	5,246	40,761
Blackbaud, Inc.(a)	2,273	177,112
BlackLine, Inc.(a)	2,522	146,402
Box, Inc., Class A(a)	7,425	193,198
Braze, Inc., Class A(a)	2,364	99,052
C3.ai, Inc., Class A(a)(b)	5,098	114,858
CCC Intelligent Solutions Holdings, Inc.(a)	9,537	107,005
Cerence, Inc.(a)	2,142	19,514
Cleanspark, Inc.(a)	9,098	149,025
Clear Secure, Inc., Class A	3,877	67,731
Clearwater Analytics Holdings, Inc., Class A(a)(b)	6,478	102,223
CommVault Systems, Inc.(a)	2,260	231,582
Confluent, Inc., Class A(a)	10,616	298,522
Consensus Cloud Solutions, Inc.(a)	921	10,720
Digital Turbine, Inc.(a)	4,774	9,118
Dolby Laboratories, Inc., Class A	3,021	234,611
DoubleVerify Holdings, Inc.(a)(b)	6,335	185,615
Dropbox, Inc., Class A(a)	12,827	297,073
E2open Parent Holdings, Inc., Class A(a)	9,637	46,739
Elastic NV(a)	4,190	428,302
Enfusion, Inc., Class A(a)	1,527	14,216
Envestnet, Inc.(a)	2,734	169,699
Everbridge, Inc.(a)	2,122	73,740
EverCommerce, Inc.(a)	1,114	10,026
Five9, Inc.(a)	3,729	214,679
Freshworks, Inc., Class A(a)	8,557	152,742
Gitlab, Inc., Class A(a)(b)	4,659	244,458
Guidewire Software, Inc.(a)	4,226	466,550
HashiCorp, Inc., Class A(a)(b)	5,823	189,015
Informatica, Inc., Class A(a)(b)	2,104	65,161
Instructure Holdings, Inc.(a)(b)	1,067	20,412
Intapp, Inc.(a)	1,277	39,485
InterDigital, Inc.	1,272	125,585
Jamf Holding Corp.(a)(b)	2,497	48,617
JFrog Ltd.(a)	3,920	156,330
Klaviyo, Inc., Class A(a)(b)	1,871	41,910
LiveRamp Holdings, Inc.(a)	3,348	107,504
Marathon Digital Holdings, Inc.(a)(b)	11,440	183,726
Matterport, Inc., Class A(a)	13,240	60,904
MeridianLink, Inc.(a)	978	16,313
MicroStrategy, Inc., Class A(a)(b)	739	787,057
Mitek Systems, Inc.(a)(b)	2,224	28,089
Model N, Inc.(a)(b)	1,937	57,432
N-able, Inc.(a)	3,510	43,033
nCino, Inc.(a)	3,179	92,700
NCR Voyix Corp.(a)	7,304	89,474
Olo, Inc., Class A(a)	5,136	24,653
PagerDuty, Inc.(a)	4,529	90,399
Pegasystems, Inc.	2,115	125,673
PowerSchool Holdings, Inc., Class A(a)(b)	3,637	62,993
Progress Software Corp.	2,179	108,558
PROS Holdings, Inc.(a)	2,200	72,050
Q2 Holdings, Inc.(a)(b)	3,012	154,787
Qualys, Inc.(a)	1,896	310,773
Rapid7, Inc.(a)	3,166	141,837
RingCentral, Inc., Class A(a)	3,874	114,748

32	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Riot Platforms, Inc.(a)(b)	10,981	$111,018
Samsara, Inc., Class A(a)(b)	8,669	302,808
SEMrush Holdings, Inc., Class A(a)	1,583	19,376
SentinelOne, Inc., Class A(a)	12,482	263,745
Smartsheet, Inc., Class A(a)	6,960	263,297
SolarWinds Corp.	2,453	27,032
Sprinklr, Inc., Class A(a)	6,394	74,746
Sprout Social, Inc., Class A(a)(b)	2,374	119,768
SPS Commerce, Inc.(a)	1,878	326,528
Tenable Holdings, Inc.(a)	6,026	270,989
Teradata Corp.(a)	5,033	186,724
UiPath, Inc., Class A(a)(b)	21,999	417,321
Varonis Systems, Inc.(a)	5,560	243,250
Verint Systems, Inc.(a)	3,280	99,318
Vertex, Inc., Class A(a)(b)	2,370	69,038
Weave Communications, Inc.(a)(b)	1,691	18,077
Workiva, Inc., Class A(a)	2,588	203,934
Yext, Inc.(a)	5,845	32,089
Zeta Global Holdings Corp., Class A(a)	8,101	100,128
Zuora, Inc., Class A(a)	6,840	67,442

		12,225,694

Specialized REITs — 0.7%
EPR Properties	3,662	148,640
Farmland Partners, Inc.	2,285	24,587
Four Corners Property Trust, Inc.	4,636	108,714
Gladstone Land Corp.	1,720	21,810
Lamar Advertising Co., Class A	4,485	519,587
National Storage Affiliates Trust	4,111	144,049
Outfront Media, Inc.	7,154	113,462
PotlatchDeltic Corp.	4,090	163,641
Rayonier, Inc.	6,786	201,273
Safehold, Inc.	2,365	43,138
Uniti Group, Inc.	12,204	70,173

		1,559,074

Specialty Retail — 3.3%
Abercrombie & Fitch Co., Class A(a)	2,382	289,461
Academy Sports & Outdoors, Inc.	3,781	220,432
Advance Auto Parts, Inc.	2,967	216,532
American Eagle Outfitters, Inc.	9,361	227,098
America’s Car-Mart, Inc.(a)(b)	331	18,946
Arhaus, Inc., Class A(b)	1,751	22,168
Arko Corp., Class A	3,807	16,370
Asbury Automotive Group, Inc.(a)	1,061	223,065
AutoNation, Inc.(a)	1,453	234,151
Bath & Body Works, Inc.	11,293	512,928
Beyond, Inc.(a)	2,369	47,688
Boot Barn Holdings, Inc.(a)	1,564	166,519
Buckle, Inc. (The)	1,612	60,273
Caleres, Inc.	1,720	63,348
Camping World Holdings, Inc., Class A	2,076	42,081
Carvana Co., Class A(a)(b)	5,518	457,553
Chewy, Inc., Class A(a)(b)	6,204	92,998
Designer Brands, Inc., Class A	2,287	21,246
Dick’s Sporting Goods, Inc.	2,981	599,002
Foot Locker, Inc.	4,283	89,301
GameStop Corp., Class A(a)(b)	13,830	153,375
Gap, Inc. (The)	11,058	226,910
Group 1 Automotive, Inc.	687	201,992
Guess?, Inc.	1,526	40,866
Haverty Furniture Cos., Inc.	727	22,392
Hibbett, Inc.	625	53,900
Leslie’s, Inc.(a)(b)	9,055	35,586

Security	Shares	Value

Specialty Retail (continued)
Lithia Motors, Inc., Class A	1,420	$361,220
MarineMax, Inc.(a)	1,043	25,731
Monro, Inc.	1,594	43,436
Murphy U.S.A., Inc.	1,061	439,063
National Vision Holdings, Inc.(a)	4,108	71,561
ODP Corp. (The)(a)	1,865	94,947
Petco Health & Wellness Co., Inc.(a)(b)	4,847	7,270
Revolve Group, Inc., Class A(a)(b)	2,020	40,218
RH(a)	770	190,228
Sally Beauty Holdings, Inc.(a)	5,427	58,883
Shoe Carnival, Inc.	848	28,357
Signet Jewelers Ltd.	2,269	222,430
Sonic Automotive, Inc., Class A	698	40,372
Upbound Group, Inc.	2,506	77,711
Urban Outfitters, Inc.(a)	3,008	117,192
Valvoline, Inc.(a)	6,735	286,372
Victoria’s Secret & Co.(a)	3,654	64,383
Warby Parker, Inc., Class A(a)(b)	3,766	44,213
Wayfair, Inc., Class A(a)	4,600	230,690
Winmark Corp.	132	47,430

		6,847,888

Technology Hardware, Storage & Peripherals — 0.1%
Corsair Gaming, Inc.(a)	2,497	27,717
Diebold Nixdorf, Inc.(a)	1,660	52,555
IonQ, Inc.(a)(b)	8,714	74,505
Xerox Holdings Corp.	4,670	62,064

		216,841

Textiles, Apparel & Luxury Goods — 1.7%
Capri Holdings Ltd.(a)	5,981	212,206
Carter’s, Inc.	1,854	126,832
Columbia Sportswear Co.	1,795	142,936
Crocs, Inc.(a)	3,096	385,050
Figs, Inc., Class A(a)	6,699	34,232
G-III Apparel Group Ltd.(a)	2,156	60,691
Hanesbrands, Inc.(a)	17,920	81,715
Kontoor Brands, Inc.	2,893	179,540
Levi Strauss & Co., Class A	4,747	100,731
Movado Group, Inc.	824	20,987
Oxford Industries, Inc.	802	86,440
PVH Corp.	3,122	339,674
Ralph Lauren Corp., Class A	1,933	316,316
Skechers U.S.A., Inc., Class A(a)	6,885	454,754
Steven Madden Ltd.	3,715	150,123
Tapestry, Inc.	11,801	471,096
Under Armour, Inc., Class A(a)	9,971	67,105
Under Armour, Inc., Class C, NVS(a)(b)	8,233	53,679
VF Corp.	17,026	212,144
Wolverine World Wide, Inc.	4,206	45,172

		3,541,423

Tobacco — 0.1%
Universal Corp.	1,255	64,545
Vector Group Ltd.	7,039	72,853

		137,398

Trading Companies & Distributors — 2.0%
Air Lease Corp., Class A	5,384	270,492
Applied Industrial Technologies, Inc.	1,985	363,751
Beacon Roofing Supply, Inc.(a)	2,714	267,410
BlueLinx Holdings, Inc.(a)	436	47,816
Boise Cascade Co.	2,037	269,434
Core & Main, Inc., Class A(a)	9,337	527,260
Custom Truck One Source, Inc.(a)(b)	3,002	14,980

S C H E D U L E S O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors (continued)
Distribution Solutions Group, Inc.(a)	519	$17,112
DNOW, Inc.(a)	5,256	74,162
DXP Enterprises, Inc.(a)	638	31,109
FTAI Aviation Ltd.	5,108	358,633
GATX Corp.	1,684	206,054
Global Industrial Co.	824	31,732
GMS, Inc.(a)	2,012	186,150
H&E Equipment Services, Inc.	1,665	80,403
Herc Holdings, Inc.	1,276	182,506
McGrath RentCorp.	1,260	134,392
MRC Global, Inc.(a)	4,403	49,446
MSC Industrial Direct Co., Inc., Class A	2,383	217,425
Rush Enterprises, Inc., Class A	3,108	136,503
Rush Enterprises, Inc., Class B	412	16,855
SiteOne Landscape Supply, Inc.(a)(b)	2,287	358,808
Titan Machinery, Inc.(a)	1,066	23,729
Transcat, Inc.(a)(b)	446	47,887
WESCO International, Inc.	2,286	349,187

		4,263,236

Water Utilities — 0.2%
American States Water Co.	1,911	135,375
California Water Service Group	2,814	138,224
Consolidated Water Co. Ltd.	760	19,342
Middlesex Water Co.	904	45,851
SJW Group	1,485	80,858
York Water Co. (The)	699	24,822

		444,472

Wireless Telecommunication Services — 0.1%
Gogo, Inc.(a)	3,531	31,991
Telephone & Data Systems, Inc.	5,222	81,724
United States Cellular Corp.(a)(b)	743	27,016

		140,731

Total Long-Term Investments — 99.9% (Cost: $209,054,359)		209,490,055

Security	Shares	Value

Short-Term Securities

Money Market Funds — 9.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(e)(f)(g)	19,767,661	$19,773,591
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(e)(f)	184,955	184,955

Total Short-Term Securities — 9.5% (Cost: $19,948,440)		19,958,546

Total Investments — 109.4% (Cost: $229,002,799)		229,448,601

Liabilities in Excess of Other Assets — (9.4)%		(19,681,925)

Net Assets — 100.0%		$209,766,676

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $3,221, representing 0.0% of its net assets as of period end, and an original cost of $19,912.

(e)	Affiliate of the Fund.
(f)	Annualized 7-day yield as of period end.
(g)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$24,584,128	$—	$(4,810,203	)(a)	$23	$(357)	$19,773,591	19,767,661	$276,578	(b)	$—

BlackRock Cash Funds: Treasury, SL Agency Shares	345,266	—	(160,311	)(a)	—	—	184,955	184,955	24,165		—

					$23	$(357)	$19,958,546		$300,743		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

34	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Russell 2000 E-Mini Index	2	06/21/24	$199	$1,358

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$1,358	$—	$—	$—	$1,358

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$38,290	$—	$—	$—	$38,290

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$2,566	$—	$—	$—	$2,566

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$455,760

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E S O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Small-Cap ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$209,486,834	$3,221	$—	$209,490,055

Short-Term Securities
Money Market Funds	19,958,546	—	—	19,958,546

	$229,445,380	$3,221	$—	$229,448,601

Derivative Financial Instruments(a)
Assets
Equity Contracts	$1,358	$—	$—	$1,358

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

36	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2024	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.9%
Axon Enterprise, Inc.(a)	1,378	$432,223
Boeing Co. (The)(a)	11,801	1,980,680
General Dynamics Corp.	4,638	1,331,523
General Electric Co.	20,291	3,283,490
HEICO Corp.(b)	822	170,483
HEICO Corp., Class A	1,450	240,483
Howmet Aerospace, Inc.	7,484	499,557
Huntington Ingalls Industries, Inc.	764	211,575
L3Harris Technologies, Inc.	3,469	742,539
Lockheed Martin Corp.	4,150	1,929,459
Northrop Grumman Corp.	2,915	1,413,862
RTX Corp.	25,688	2,607,846
Textron, Inc.	3,787	320,342
TransDigm Group, Inc.	1,023	1,276,735

		16,440,797

Air Freight & Logistics — 0.4%
CH Robinson Worldwide, Inc.	2,232	158,472
Expeditors International of Washington, Inc.	2,832	315,230
FedEx Corp.	4,572	1,196,858
United Parcel Service, Inc., Class B	14,012	2,066,490

		3,737,050

Automobile Components — 0.1%
Aptiv PLC(a)	5,512	391,352
BorgWarner, Inc.	4,519	148,088

		539,440

Automobiles — 1.4%
Ford Motor Co.	76,210	925,952
General Motors Co.	22,329	994,310
Lucid Group, Inc.(a)(b)	16,936	43,187
Tesla, Inc.(a)(b)	53,639	9,830,956

		11,794,405

Banks — 3.3%
Bank of America Corp.	132,825	4,915,853
Citigroup, Inc.	36,805	2,257,251
Citizens Financial Group, Inc.	8,630	294,369
Fifth Third Bancorp	12,288	448,021
First Citizens BancShares, Inc., Class A	230	387,955
Huntington Bancshares, Inc.	26,781	360,740
JPMorgan Chase & Co.	55,634	10,667,263
KeyCorp.	18,292	265,051
M&T Bank Corp.	3,210	463,492
PNC Financial Services Group, Inc. (The)	7,698	1,179,796
Regions Financial Corp.	18,075	348,305
Truist Financial Corp.	25,808	969,090
U.S. Bancorp	30,112	1,223,451
Wells Fargo & Co.	69,670	4,132,824

		27,913,461

Beverages — 1.4%
Brown-Forman Corp., Class A	926	45,439
Brown-Forman Corp., Class B, NVS	5,890	281,837
Celsius Holdings, Inc.(a)	2,812	200,411
Coca-Cola Co. (The)	75,913	4,689,146
Constellation Brands, Inc., Class A	3,022	765,956
Keurig Dr Pepper, Inc.	18,185	612,834
Molson Coors Beverage Co., Class B	3,423	196,001
Monster Beverage Corp.(a)	15,070	805,491
PepsiCo, Inc.	26,616	4,682,021

		12,279,136

Security	Shares	Value

Biotechnology — 1.9%
AbbVie, Inc.	34,179	$5,558,872
Alnylam Pharmaceuticals, Inc.(a)	2,351	338,426
Amgen, Inc.	10,357	2,837,197
Biogen, Inc.(a)	2,790	599,348
BioMarin Pharmaceutical, Inc.(a)	3,655	295,178
Exact Sciences Corp.(a)(b)	3,554	210,930
Gilead Sciences, Inc.	24,154	1,574,841
Incyte Corp.(a)	3,509	182,643
Moderna, Inc.(a)(b)	6,218	685,908
Neurocrine Biosciences, Inc.(a)	1,899	261,188
Regeneron Pharmaceuticals, Inc.(a)	2,073	1,846,338
United Therapeutics Corp.(a)	900	210,897
Vertex Pharmaceuticals, Inc.(a)	4,986	1,958,551

		16,560,317

Broadline Retail — 4.0%
Amazon.com, Inc.(a)	181,507	31,763,725
Coupang, Inc., Class A(a)	22,674	510,165
eBay, Inc.	10,089	519,987
Etsy, Inc.(a)	2,346	161,100
MercadoLibre, Inc.(a)	943	1,375,554

		34,330,531

Building Products — 0.6%
A. O. Smith Corp.	2,341	193,928
Allegion PLC	1,702	206,895
Builders FirstSource, Inc.(a)	2,376	434,380
Carlisle Cos., Inc.	952	369,614
Carrier Global Corp.	16,245	998,905
Johnson Controls International PLC	13,210	859,575
Lennox International, Inc.	635	294,272
Masco Corp.	4,361	298,511
Owens Corning	1,716	288,648
Trane Technologies PLC	4,371	1,387,093

		5,331,821

Capital Markets — 3.0%
Ameriprise Financial, Inc.	1,959	806,697
Ares Management Corp., Class A	3,228	429,614
Bank of New York Mellon Corp. (The)	14,673	828,878
BlackRock, Inc.(c)	2,767	2,088,089
Blackstone, Inc., Class A, NVS	13,914	1,622,512
Carlyle Group, Inc. (The)	4,068	182,246
Charles Schwab Corp. (The)	27,789	2,054,997
CME Group, Inc., Class A	6,964	1,459,933
Coinbase Global, Inc., Class A(a)	3,320	677,048
FactSet Research Systems, Inc.	726	302,662
Franklin Resources, Inc.	5,690	129,960
Goldman Sachs Group, Inc. (The)	6,261	2,671,631
Interactive Brokers Group, Inc., Class A	2,046	235,535
Intercontinental Exchange, Inc.	11,068	1,425,116
KKR & Co., Inc., Class A	12,835	1,194,553
LPL Financial Holdings, Inc.	1,457	392,122
MarketAxess Holdings, Inc.	743	148,667
Moody’s Corp.	3,068	1,136,172
Morgan Stanley	24,537	2,228,941
Morningstar, Inc.	501	141,608
MSCI, Inc., Class A	1,521	708,467
Nasdaq, Inc.	7,745	463,538
Northern Trust Corp.	4,025	331,620
Raymond James Financial, Inc.	3,664	447,008
S&P Global, Inc.	6,081	2,528,662
State Street Corp.	5,964	432,330

S C H E D U L E S O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
T Rowe Price Group, Inc.	4,335	$474,986
Tradeweb Markets, Inc., Class A	2,107	214,303

		25,757,895

Chemicals — 1.5%
Air Products & Chemicals, Inc.	4,311	1,018,862
Albemarle Corp.	2,245	270,096
Celanese Corp., Class A	2,003	307,681
CF Industries Holdings, Inc.	3,440	271,657
Corteva, Inc.	13,560	734,003
Dow, Inc.	13,619	774,921
DuPont de Nemours, Inc.	8,317	602,982
Eastman Chemical Co.	2,320	219,101
Ecolab, Inc.	4,796	1,084,615
International Flavors & Fragrances, Inc.	4,939	418,086
Linde PLC	9,368	4,130,913
LyondellBasell Industries NV, Class A	5,008	500,650
Mosaic Co. (The)	6,289	197,412
PPG Industries, Inc.	4,569	589,401
RPM International, Inc.	2,400	256,584
Sherwin-Williams Co. (The)	4,576	1,371,015
Westlake Corp.	686	101,089

		12,849,068

Commercial Services & Supplies — 0.6%
Cintas Corp.	1,693	1,114,570
Clean Harbors, Inc.(a)	987	186,987
Copart, Inc.(a)	16,103	874,554
Republic Services, Inc.	3,985	763,925
Rollins, Inc.	5,699	253,947
Veralto Corp.	4,484	420,061
Waste Management, Inc.	7,110	1,479,022

		5,093,066

Communications Equipment — 0.8%
Arista Networks, Inc.(a)	4,927	1,264,071
Cisco Systems, Inc.	78,684	3,696,574
F5, Inc.(a)	1,111	183,660
Juniper Networks, Inc.	6,097	212,298
Motorola Solutions, Inc.	3,216	1,090,706

		6,447,309

Construction & Engineering — 0.2%
AECOM	2,654	245,124
EMCOR Group, Inc.	901	321,810
Quanta Services, Inc.	2,813	727,329
WillScot Mobile Mini Holdings Corp.(a)	3,519	130,062

		1,424,325

Construction Materials — 0.2%
Martin Marietta Materials, Inc.	1,196	702,136
Vulcan Materials Co.	2,486	640,468

		1,342,604

Consumer Finance — 0.5%
American Express Co.	11,127	2,604,052
Capital One Financial Corp.	7,115	1,020,504
Discover Financial Services	4,821	610,965
Synchrony Financial	7,619	335,084

		4,570,605

Consumer Staples Distribution & Retail — 1.9%
Albertsons Cos., Inc., Class A	8,071	164,648
BJ’s Wholesale Club Holdings, Inc.(a)	2,376	177,440
Casey’s General Stores, Inc.	726	232,015
Costco Wholesale Corp.	8,590	6,209,711

Security	Shares	Value

Consumer Staples Distribution & Retail (continued)
Dollar General Corp.	4,247	$591,140
Dollar Tree, Inc.(a)	3,972	469,689
Kroger Co. (The)	12,942	716,728
Performance Food Group Co.(a)	3,012	204,455
Sysco Corp.	9,608	714,067
Target Corp.	8,928	1,437,229
U.S. Foods Holding Corp.(a)	4,728	237,582
Walgreens Boots Alliance, Inc.	13,702	242,936
Walmart, Inc.	84,255	5,000,534

		16,398,174

Containers & Packaging — 0.2%
Amcor PLC	27,668	247,352
Avery Dennison Corp.	1,548	336,349
Ball Corp.	5,822	405,037
Crown Holdings, Inc.	2,355	193,275
International Paper Co.	6,370	222,568
Packaging Corp. of America	1,654	286,109
Westrock Co.	4,816	230,975

		1,921,665

Distributors — 0.1%
Genuine Parts Co.	2,709	425,882
LKQ Corp.	5,109	220,351
Pool Corp.	738	267,547

		913,780

Diversified Consumer Services — 0.0%
Service Corp. International	2,840	203,656

Diversified REITs — 0.0%
WP Carey, Inc.	4,224	231,644

Diversified Telecommunication Services — 0.6%
AT&T Inc.	138,480	2,338,927
Verizon Communications, Inc.	81,348	3,212,433

		5,551,360

Electric Utilities — 1.5%
Alliant Energy Corp.	4,960	247,008
American Electric Power Co., Inc.	10,184	876,130
Avangrid, Inc.	1,302	47,562
Constellation Energy Corp.	5,937	1,103,926
Duke Energy Corp.	14,922	1,466,236
Edison International	7,353	522,504
Entergy Corp.	4,100	437,347
Evergy, Inc.	4,228	221,759
Eversource Energy	6,749	409,124
Exelon Corp.	19,275	724,354
FirstEnergy Corp.	10,081	386,506
NextEra Energy, Inc.	39,691	2,658,106
NRG Energy, Inc.	4,424	321,492
PG&E Corp.	41,177	704,538
Pinnacle West Capital Corp.	2,189	161,220
PPL Corp.	14,440	396,522
Southern Co. (The)	20,296	1,491,756
Xcel Energy, Inc.	10,598	569,431

		12,745,521

Electrical Equipment — 0.7%
AMETEK, Inc.	4,436	774,792
Eaton Corp. PLC	7,734	2,461,423
Emerson Electric Co.	11,051	1,191,077
Hubbell, Inc.	952	352,735
Regal Rexnord Corp.	1,310	211,394

38	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Electrical Equipment (continued)
Rockwell Automation, Inc.	2,222	$602,073
Vertiv Holdings Co., Class A	6,281	584,133

		6,177,627

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	11,229	1,356,126
CDW Corp.	2,593	627,143
Corning, Inc.	14,965	499,532
Flex Ltd.(a)(b)	8,528	244,327
Jabil, Inc.	2,418	283,777
Keysight Technologies, Inc.(a)	3,402	503,292
TD SYNNEX Corp.	1,006	118,547
TE Connectivity Ltd.	5,810	821,999
Teledyne Technologies, Inc.(a)	909	346,765
Trimble, Inc.(a)	4,586	275,481
Zebra Technologies Corp., Class A(a)	1,007	316,762

		5,393,751

Energy Equipment & Services — 0.3%
Baker Hughes Co., Class A	19,567	638,276
Halliburton Co.	17,241	646,020
Schlumberger NV	27,631	1,311,920

		2,596,216

Entertainment — 1.2%
Electronic Arts, Inc.	4,710	597,322
Liberty Media Corp.—Liberty Formula One, Class A(a)	481	29,952
Liberty Media Corp.—Liberty Formula One, Class C, NVS(a)	4,008	280,440
Live Nation Entertainment, Inc.(a)	2,752	244,680
Netflix, Inc.(a)	8,378	4,613,262
ROBLOX Corp., Class A(a)	9,205	327,330
Take-Two Interactive Software, Inc.(a)(b)	3,087	440,855
Walt Disney Co. (The)	35,402	3,933,162

		10,467,003

Financial Services — 4.2%
Apollo Global Management, Inc.	7,694	833,876
Berkshire Hathaway, Inc., Class B(a)	35,094	13,922,843
Block, Inc., Class A(a)	10,711	781,903
Corpay, Inc.(a)	1,319	398,523
Equitable Holdings, Inc.	6,236	230,171
Fidelity National Information Services, Inc.	11,485	780,061
Fiserv, Inc.(a)	10,598	1,617,997
Global Payments, Inc.	4,632	568,671
Jack Henry & Associates, Inc.	1,450	235,900
Mastercard, Inc., Class A	16,043	7,238,601
PayPal Holdings, Inc.(a)	20,859	1,416,743
Visa, Inc., Class A	30,600	8,219,466

		36,244,755

Food Products — 0.8%
Archer-Daniels-Midland Co.	10,246	601,030
Bunge Global SA	2,807	285,640
Campbell Soup Co.	3,827	174,932
Conagra Brands, Inc.	8,809	271,141
General Mills, Inc.	10,984	773,933
Hershey Co. (The)	2,903	562,950
Hormel Foods Corp.	5,689	202,301
J M Smucker Co. (The)	2,028	232,916
Kellanova	5,189	300,235
Kraft Heinz Co. (The)	15,364	593,204
Lamb Weston Holdings, Inc.	2,789	232,435
McCormick & Co., Inc., NVS	4,894	372,238

Security	Shares	Value

Food Products (continued)
Mondelez International, Inc., Class A	26,354	$1,895,907
Tyson Foods, Inc., Class A	5,215	316,290

		6,815,152

Gas Utilities — 0.0%
Atmos Energy Corp.	2,843	335,190

Ground Transportation — 1.1%
CSX Corp.	38,342	1,273,721
JB Hunt Transport Services, Inc.	1,529	248,570
Knight-Swift Transportation Holdings, Inc.	2,914	134,714
Norfolk Southern Corp.	4,377	1,008,111
Old Dominion Freight Line, Inc.	3,682	669,056
Saia, Inc.(a)	514	203,971
Uber Technologies, Inc.(a)	38,416	2,545,828
U-Haul Holding Co.(a)	182	11,508
U-Haul Holding Co., NVS	1,885	115,588
Union Pacific Corp.	11,784	2,794,693
XPO, Inc.(a)	2,244	241,140

		9,246,900

Health Care Equipment & Supplies — 2.4%
Abbott Laboratories	33,543	3,554,552
Align Technology, Inc.(a)	1,474	416,228
Baxter International, Inc.	9,904	399,824
Becton Dickinson & Co.	5,352	1,255,579
Boston Scientific Corp.(a)	28,325	2,035,718
Cooper Cos., Inc. (The)	3,867	344,395
Dexcom, Inc.(a)	7,375	939,501
Edwards Lifesciences Corp.(a)	11,640	985,559
GE HealthCare Technologies, Inc.	7,305	556,933
Hologic, Inc.(a)	4,674	354,149
IDEXX Laboratories, Inc.(a)	1,591	783,981
Insulet Corp.(a)	1,342	230,743
Intuitive Surgical, Inc.(a)	6,448	2,389,758
Medtronic PLC	25,764	2,067,303
ResMed, Inc.	2,842	608,160
STERIS PLC	1,914	391,528
Stryker Corp.	6,738	2,267,337
Teleflex, Inc.	868	181,195
Zimmer Biomet Holdings, Inc.	3,870	465,484

		20,227,927

Health Care Providers & Services — 2.5%
Cardinal Health, Inc.	4,770	491,501
Cencora, Inc.	3,041	726,951
Centene Corp.(a)	10,338	755,294
Chemed Corp.	294	166,992
Cigna Group (The)	5,402	1,928,730
CVS Health Corp.	24,910	1,686,656
Elevance Health, Inc.	4,308	2,277,123
HCA Healthcare, Inc.	3,844	1,190,948
Henry Schein, Inc.(a)(b)	2,346	162,531
Humana, Inc.	2,246	678,494
Laboratory Corp. of America Holdings	1,640	330,247
McKesson Corp.	2,538	1,363,439
Molina Healthcare, Inc.(a)	1,053	360,231
Quest Diagnostics, Inc.	2,152	297,363
UnitedHealth Group, Inc.	17,888	8,652,426
Universal Health Services, Inc., Class B	1,135	193,438

		21,262,364

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	13,661	254,231

S C H E D U L E S O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care REITs (continued)
Ventas, Inc.	7,410	$328,115
Welltower, Inc.	10,720	1,021,402

		1,603,748

Health Care Technology — 0.1%
Veeva Systems, Inc., Class A(a)	2,828	561,528

Hotel & Resort REITs — 0.0%
Host Hotels & Resorts, Inc.	12,882	243,083

Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A(a)	7,953	1,261,107
Booking Holdings, Inc.	665	2,295,600
Caesars Entertainment, Inc.(a)	3,936	140,988
Carnival Corp.(a)	18,384	272,451
Chipotle Mexican Grill, Inc.(a)	484	1,529,246
Churchill Downs, Inc.	1,391	179,439
Darden Restaurants, Inc.	2,346	359,900
Domino’s Pizza, Inc.	671	355,140
DoorDash, Inc., Class A(a)	5,346	691,024
DraftKings, Inc., Class A(a)	9,025	375,079
Expedia Group, Inc.(a)	2,577	346,942
Hilton Worldwide Holdings, Inc.	4,580	903,542
Las Vegas Sands Corp.	5,898	261,635
Marriott International, Inc., Class A	4,822	1,138,619
McDonald’s Corp.	13,980	3,817,099
MGM Resorts International(a)	5,360	211,398
Royal Caribbean Cruises Ltd.(a)(b)	4,568	637,830
Starbucks Corp.	22,002	1,946,957
Vail Resorts, Inc.	697	131,991
Wynn Resorts Ltd.	1,852	169,736
Yum! Brands, Inc.	5,428	766,705

		17,792,428

Household Durables — 0.3%
DR Horton, Inc.	5,956	848,671
Garmin Ltd.	2,960	427,631
Lennar Corp., Class A	4,825	731,567
Lennar Corp., Class B(b)	224	31,447
NVR, Inc.(a)	59	438,892
PulteGroup, Inc.	4,174	465,067

		2,943,275

Household Products — 1.2%
Church & Dwight Co., Inc.	4,800	517,872
Clorox Co. (The)	2,421	357,993
Colgate-Palmolive Co.	15,941	1,465,297
Kimberly-Clark Corp.	6,534	892,087
Procter & Gamble Co. (The)	45,552	7,434,086

		10,667,335

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	13,002	232,736
Vistra Corp.	6,425	487,272

		720,008

Industrial Conglomerates — 0.4%
3M Co.	10,703	1,032,946
Honeywell International, Inc.	12,764	2,460,006

		3,492,952

Industrial REITs — 0.2%
Prologis, Inc.	17,912	1,827,920
Rexford Industrial Realty, Inc.	3,808	163,020

		1,990,940

Security	Shares	Value

Insurance — 2.2%
Aflac, Inc.	10,337	$864,690
Allstate Corp. (The)	5,063	861,014
American Financial Group, Inc.	1,371	175,145
American International Group, Inc.	13,077	984,829
Aon PLC, Class A	3,875	1,092,789
Arch Capital Group Ltd.(a)	7,173	670,962
Arthur J. Gallagher & Co.	4,154	974,902
Brown & Brown, Inc.	4,501	367,011
Chubb Ltd.	7,350	1,827,504
Cincinnati Financial Corp.	2,994	346,376
Erie Indemnity Co., Class A, NVS	490	187,503
Everest Group Ltd.	839	307,418
Fidelity National Financial, Inc., Class A	5,120	253,440
Globe Life, Inc.	1,823	138,858
Hartford Financial Services Group, Inc. (The)	5,392	522,431
Loews Corp.	3,518	264,378
Markel Group, Inc.(a)	232	338,349
Marsh & McLennan Cos., Inc.	9,550	1,904,556
MetLife, Inc.	11,945	849,051
Principal Financial Group, Inc.	4,591	363,332
Progressive Corp. (The)	11,309	2,355,099
Prudential Financial, Inc.	6,985	771,703
Reinsurance Group of America, Inc.	1,227	229,437
RenaissanceRe Holdings Ltd.	936	205,218
Travelers Cos., Inc. (The)	4,411	935,838
Unum Group	3,142	159,299
W. R. Berkley Corp.	4,046	311,421
Willis Towers Watson PLC	1,996	501,275

		18,763,828

Interactive Media & Services — 6.4%
Alphabet, Inc., Class A(a)	114,082	18,570,268
Alphabet, Inc., Class C, NVS(a)	102,319	16,845,800
Match Group, Inc.(a)	5,065	156,103
Meta Platforms, Inc., Class A	42,969	18,483,975
Pinterest, Inc., Class A(a)	10,686	357,447
Snap, Inc., Class A, NVS(a)	19,733	296,981

		54,710,574

IT Services — 1.3%
Accenture PLC, Class A	12,141	3,653,348
Akamai Technologies, Inc.(a)	2,894	292,091
Cloudflare, Inc., Class A(a)	5,733	501,064
Cognizant Technology Solutions Corp., Class A	9,723	638,607
EPAM Systems, Inc.(a)	1,102	259,257
Gartner, Inc.(a)	1,465	604,444
GoDaddy, Inc., Class A(a)	2,538	310,601
International Business Machines Corp.	17,668	2,936,422
MongoDB, Inc., Class A(a)	1,285	469,256
Okta, Inc., Class A(a)	3,034	282,101
Snowflake, Inc., Class A(a)	5,927	919,870
Twilio, Inc., Class A(a)	3,262	195,329
VeriSign, Inc.(a)	1,719	291,336

		11,353,726

Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	5,433	744,538
Avantor, Inc.(a)	12,613	305,613
Bio-Rad Laboratories, Inc., Class A(a)	405	109,249
Bio-Techne Corp.	3,017	190,705
Bruker Corp.	1,785	139,248
Charles River Laboratories International, Inc.(a)	942	215,718
Danaher Corp.	13,068	3,222,830
Illumina, Inc.(a)	3,077	378,625

40	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
IQVIA Holdings, Inc.(a)	3,542	$820,929
Mettler-Toledo International, Inc.(a)	417	512,785
Revvity, Inc.	2,364	242,239
Thermo Fisher Scientific, Inc.	7,480	4,254,026
Waters Corp.(a)	1,155	356,941
West Pharmaceutical Services, Inc.	1,375	491,535

		11,984,981

Machinery — 1.8%
AGCO Corp.	1,178	134,516
Caterpillar, Inc.	9,855	3,297,187
CNH Industrial NV	18,387	209,612
Cummins, Inc.	2,630	742,949
Deere & Co.	4,982	1,950,005
Dover Corp.	2,700	484,110
Fortive Corp.	6,748	507,922
Graco, Inc.	3,256	261,131
IDEX Corp.	1,407	310,187
Illinois Tool Works, Inc.	5,805	1,417,059
Ingersoll Rand, Inc.	7,318	682,916
Lincoln Electric Holdings, Inc.	1,111	243,898
Nordson Corp.	990	255,608
Otis Worldwide Corp.	7,895	720,024
PACCAR, Inc.	9,967	1,057,598
Parker-Hannifin Corp.	2,386	1,300,155
Pentair PLC	3,245	256,647
Snap-on, Inc.	1,014	271,711
Stanley Black & Decker, Inc.	3,007	274,840
Toro Co. (The)	1,881	164,757
Westinghouse Air Brake Technologies Corp.	3,465	558,142
Xylem, Inc.	4,663	609,454

		15,710,428

Media — 0.6%
Charter Communications, Inc., Class A(a)	1,943	497,291
Comcast Corp., Class A	76,727	2,924,066
Fox Corp., Class A, NVS	4,843	150,181
Fox Corp., Class B	2,643	75,801
Interpublic Group of Cos., Inc. (The)	7,324	222,943
Liberty Broadband Corp., Class A(a)	329	16,493
Liberty Broadband Corp., Class C, NVS(a)	2,168	107,815
News Corp., Class A, NVS	7,334	174,549
News Corp., Class B	1,972	48,393
Omnicom Group, Inc.	3,678	341,465
Sirius XM Holdings, Inc.(b)	11,636	34,210
Trade Desk, Inc. (The), Class A(a)	8,583	711,102

		5,304,309

Metals & Mining — 0.5%
Cleveland-Cliffs, Inc.(a)	9,728	164,403
Freeport-McMoRan, Inc.	27,770	1,386,834
Newmont Corp.	21,605	878,027
Nucor Corp.	4,756	801,529
Reliance, Inc.	1,106	314,900
Southern Copper Corp.	1,697	197,989
Steel Dynamics, Inc.	3,047	396,476

		4,140,158

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	9,815	183,933

Multi-Utilities — 0.6%
Ameren Corp.	4,810	355,315
CenterPoint Energy, Inc.	12,374	360,578
CMS Energy Corp.	5,664	343,295

Security	Shares	Value

Multi-Utilities (continued)
Consolidated Edison, Inc.	6,685	$631,064
Dominion Energy, Inc.	16,246	828,221
DTE Energy Co.	3,995	440,728
NiSource, Inc.	8,653	241,073
Public Service Enterprise Group, Inc.	9,592	662,615
Sempra	12,195	873,528
WEC Energy Group, Inc.	6,078	502,286

		5,238,703

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	3,331	385,963
Boston Properties, Inc.	3,035	187,836

		573,799

Oil, Gas & Consumable Fuels — 3.8%
Antero Resources Corp.(a)	5,495	186,885
APA Corp.	7,139	224,450
Cheniere Energy, Inc.	4,575	722,026
Chesapeake Energy Corp.	2,037	183,086
Chevron Corp.	35,833	5,778,788
ConocoPhillips	22,784	2,862,126
Coterra Energy, Inc.	14,421	394,558
Devon Energy Corp.	12,299	629,463
Diamondback Energy, Inc.	3,313	666,344
EOG Resources, Inc.	11,270	1,489,105
EQT Corp.	7,440	298,270
Exxon Mobil Corp.	76,798	9,082,899
Hess Corp.	5,387	848,399
HF Sinclair Corp.	2,903	157,488
Kinder Morgan, Inc.	38,048	695,517
Marathon Oil Corp.	11,240	301,794
Marathon Petroleum Corp.	7,118	1,293,483
Occidental Petroleum Corp.	12,854	850,163
ONEOK, Inc.	11,265	891,287
Ovintiv, Inc.	4,999	256,549
Phillips 66	8,309	1,189,932
Pioneer Natural Resources Co.	4,515	1,215,980
Range Resources Corp.	4,638	166,551
Targa Resources Corp.	4,324	493,195
Texas Pacific Land Corp.	369	212,655
Valero Energy Corp.	6,419	1,026,205
Williams Cos., Inc. (The)	23,520	902,227

		33,019,425

Passenger Airlines — 0.1%
Delta Air Lines, Inc.	12,433	622,520
Southwest Airlines Co.	11,612	301,215
United Airlines Holdings, Inc.(a)	6,273	322,809

		1,246,544

Personal Care Products — 0.2%
Coty, Inc., Class A(a)	6,337	72,495
Estee Lauder Cos., Inc. (The), Class A	4,498	659,902
Kenvue, Inc.	33,556	631,524

		1,363,921

Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	39,417	1,731,983
Eli Lilly & Co.	16,356	12,775,672
Jazz Pharmaceuticals PLC(a)	1,232	136,444
Johnson & Johnson	46,602	6,738,183
Merck & Co., Inc.	49,056	6,339,016
Pfizer, Inc.	109,276	2,799,651
Royalty Pharma PLC, Class A	7,375	204,287

S C H E D U L E S O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Viatris, Inc.	22,722	$262,894
Zoetis, Inc., Class A	8,891	1,415,803

		32,403,933

Professional Services — 0.8%
Automatic Data Processing, Inc.	7,955	1,924,235
Booz Allen Hamilton Holding Corp., Class A	2,315	341,856
Broadridge Financial Solutions, Inc.	2,193	424,148
Dayforce, Inc.(a)	2,861	175,580
Equifax, Inc.	2,381	524,272
Jacobs Solutions, Inc.	2,447	351,218
KBR, Inc.	2,588	168,065
Leidos Holdings, Inc.	2,509	351,812
Paychex, Inc.	6,270	744,939
Paycom Software, Inc.	954	179,333
Paylocity Holding Corp.(a)	837	129,869
Robert Half, Inc.	2,037	140,838
SS&C Technologies Holdings, Inc.	4,237	262,228
TransUnion	3,593	262,289
Verisk Analytics, Inc.	2,792	608,544

		6,589,226

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A(a)	5,923	514,650
CoStar Group, Inc.(a)	7,515	687,848
Zillow Group, Inc., Class A(a)	944	39,648
Zillow Group, Inc., Class C, NVS(a)(b)	3,109	132,350

		1,374,496

Residential REITs — 0.4%
American Homes 4 Rent, Class A	6,362	227,760
AvalonBay Communities, Inc.	2,571	487,384
Camden Property Trust	2,108	210,125
Equity LifeStyle Properties, Inc.	3,316	199,922
Equity Residential	7,222	465,097
Essex Property Trust, Inc.	1,179	290,329
Invitation Homes, Inc.	11,449	391,556
Mid-America Apartment Communities, Inc.	2,227	289,510
Sun Communities, Inc.	2,308	256,926
UDR, Inc.	6,335	241,237

		3,059,846

Retail REITs — 0.3%
Kimco Realty Corp.	12,967	241,575
Realty Income Corp.	16,044	858,996
Regency Centers Corp.	3,255	192,761
Simon Property Group, Inc.	6,273	881,545

		2,174,877

Semiconductors & Semiconductor Equipment — 9.8%
Advanced Micro Devices, Inc.(a)	31,212	4,943,356
Analog Devices, Inc.	9,619	1,929,668
Applied Materials, Inc.	16,095	3,197,272
Broadcom, Inc.	9,063	11,784,347
Enphase Energy, Inc.(a)	2,619	284,842
Entegris, Inc.	2,743	364,600
First Solar, Inc.(a)	1,969	347,135
Intel Corp.	81,902	2,495,554
KLA Corp.	2,631	1,813,522
Lam Research Corp.	2,536	2,268,224
Lattice Semiconductor Corp.(a)	2,614	179,320
Marvell Technology, Inc.	16,072	1,059,305
Microchip Technology, Inc.	10,275	945,094
Micron Technology, Inc.	21,352	2,411,922
Monolithic Power Systems, Inc.	865	578,970

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	46,095	$39,827,002
NXP Semiconductors NV	4,993	1,279,157
ON Semiconductor Corp.(a)	8,280	580,925
Qorvo, Inc.(a)	1,858	217,089
QUALCOMM, Inc.	21,547	3,573,570
Skyworks Solutions, Inc.	3,087	329,043
Teradyne, Inc.	3,009	350,007
Texas Instruments, Inc.	17,564	3,098,641

		83,858,565

Software — 10.6%
Adobe, Inc.(a)	8,752	4,050,688
ANSYS, Inc.(a)	1,681	546,123
AppLovin Corp., Class A(a)	2,637	186,093
Aspen Technology, Inc.(a)	549	108,082
Atlassian Corp., Class A(a)	2,766	476,582
Autodesk, Inc.(a)	4,133	879,709
Bentley Systems, Inc., Class B	4,383	230,239
BILL Holdings, Inc.(a)	1,843	114,930
Cadence Design Systems, Inc.(a)	5,262	1,450,365
Crowdstrike Holdings, Inc., Class A(a)	4,379	1,281,033
Datadog, Inc., Class A(a)(b)	5,274	661,887
DocuSign, Inc.(a)	3,922	221,985
Dynatrace, Inc.(a)	4,301	194,878
Fair Isaac Corp.(a)	479	542,865
Fortinet, Inc.(a)	12,594	795,689
Gen Digital, Inc.	11,428	230,160
HubSpot, Inc.(a)	933	564,344
Intuit, Inc.	5,156	3,225,697
Manhattan Associates, Inc.(a)	1,205	248,302
Microsoft Corp.	143,845	56,003,174
Nutanix, Inc., Class A(a)	4,709	285,836
Oracle Corp.	30,875	3,512,031
Palantir Technologies, Inc., Class A(a)	35,865	787,954
Palo Alto Networks, Inc.(a)	6,088	1,770,938
Procore Technologies, Inc.(a)	1,685	115,288
PTC, Inc.(a)	2,321	411,838
Roper Technologies, Inc.	1,909	976,377
Salesforce, Inc.	18,140	4,878,572
ServiceNow, Inc.(a)	3,777	2,618,707
Synopsys, Inc.(a)	2,839	1,506,345
Tyler Technologies, Inc.(a)	782	360,932
Unity Software, Inc.(a)(b)	4,612	111,933
Workday, Inc., Class A(a)	4,035	987,486
Zoom Video Communications, Inc., Class A(a)	4,540	277,394
Zscaler, Inc.(a)	1,761	304,547

		90,919,003

Specialized REITs — 0.9%
American Tower Corp.	9,039	1,550,731
Crown Castle, Inc.	8,328	781,000
CubeSmart	4,099	165,764
Digital Realty Trust, Inc.	5,726	794,654
Equinix, Inc.	1,821	1,294,931
Extra Space Storage, Inc.	3,956	531,212
Gaming & Leisure Properties, Inc.	4,785	204,463
Iron Mountain, Inc.	5,660	438,763
Public Storage	3,077	798,328
SBA Communications Corp.	2,104	391,596
VICI Properties, Inc.	20,033	571,942
Weyerhaeuser Co.	13,257	399,964

		7,923,348

42	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail — 1.9%
AutoZone, Inc.(a)	334	$987,438
Best Buy Co., Inc.	3,583	263,852
Burlington Stores, Inc.(a)	1,162	209,090
CarMax, Inc.(a)(b)	3,041	206,697
Five Below, Inc.(a)	999	146,194
Floor & Decor Holdings, Inc., Class A(a)(b)	2,038	224,852
Home Depot, Inc. (The)	19,248	6,433,066
Lowe’s Cos., Inc.	11,134	2,538,441
O’Reilly Automotive, Inc.(a)	1,140	1,155,116
Penske Automotive Group, Inc.	370	56,577
Ross Stores, Inc.	6,051	783,907
TJX Cos., Inc. (The)	22,029	2,072,709
Tractor Supply Co.	2,099	573,195
Ulta Beauty, Inc.(a)	919	372,048
Williams-Sonoma, Inc.	1,173	336,393

		16,359,575

Technology Hardware, Storage & Peripherals — 6.0%
Apple Inc.	281,666	47,976,170
Dell Technologies, Inc., Class C	3,105	387,007
Hewlett Packard Enterprise Co.	24,671	419,407
HP, Inc.	16,637	467,334
NetApp, Inc.	4,092	418,243
Pure Storage, Inc., Class A(a)	5,393	271,807
Seagate Technology Holdings PLC	4,032	346,389
Super Micro Computer, Inc.(a)	952	817,578
Western Digital Corp.(a)	5,811	411,593

		51,515,528

Textiles, Apparel & Luxury Goods — 0.4%
Deckers Outdoor Corp.(a)	494	404,324
Lululemon Athletica, Inc.(a)	2,142	772,405
NIKE, Inc., Class B	22,813	2,104,728

		3,281,457

Tobacco — 0.5%
Altria Group, Inc.	34,245	1,500,273
Philip Morris International, Inc.	30,023	2,850,384

		4,350,657

Security	Shares	Value

Trading Companies & Distributors — 0.4%
Fastenal Co.	11,055	$751,077
Ferguson PLC	3,941	827,216
United Rentals, Inc.	1,306	872,395
Watsco, Inc.	654	292,809
WW Grainger, Inc.	870	801,574

		3,545,071

Water Utilities — 0.1%
American Water Works Co., Inc.	3,772	461,391
Essential Utilities, Inc.	4,754	173,901

		635,292

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	8,752	1,436,816

Total Long-Term Investments — 99.8% (Cost: $628,763,794)		856,181,831

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	3,717,087	3,718,202
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(c)(d)	1,089,252	1,089,252

Total Short-Term Securities — 0.6% (Cost: $4,806,374)		4,807,454

Total Investments — 100.4% (Cost: $633,570,168)		860,989,285
Liabilities in Excess of Other Assets — (0.4)%		(3,179,884)

Net Assets — 100.0%		$857,809,401

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$5,530,618	$—	$ (1,814,081	)(a)	$3,871	$(2,206)	$3,718,202	3,717,087	$37,652	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	1,674,057	—	(584,805	)(a)	—	—	1,089,252	1,089,252	86,931		—
BlackRock, Inc.	2,014,942	117,902	(275,877)		72,749	158,373	2,088,089	2,767	57,568		—

					$76,620	$156,167	$6,895,543		$182,151		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E S O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
S&P 500 E-Mini Index	6	06/21/24	$1,520	$(41,425)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$41,425	$—	$—	$—	$41,425

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$401,603	$—	$—	$—	$401,603

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(154,548)	$—	$—	$—	$(154,548)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$1,598,191

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

44	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar U.S. Equity ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$856,181,831	$—	$—	$856,181,831
Short-Term Securities
Money Market Funds	4,807,454	—	—	4,807,454

	$860,989,285	$—	$—	$860,989,285

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(41,425)	$—	$—	$(41,425)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E S O F I N V E S T M E N T S	45

Schedule of Investments April 30, 2024	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 2.7%
Boeing Co. (The)(a)	25,340	$4,253,066
General Dynamics Corp.	9,973	2,863,149
General Electric Co.	13,587	2,198,648
Huntington Ingalls Industries, Inc.	710	196,620
L3Harris Technologies, Inc.	7,462	1,597,241
Lockheed Martin Corp.	8,914	4,144,386
Northrop Grumman Corp.	6,244	3,028,527
RTX Corp.	55,164	5,600,249
Textron, Inc.	4,189	354,348

		24,236,234

Air Freight & Logistics — 0.9%
CH Robinson Worldwide, Inc.	4,841	343,711
Expeditors International of Washington, Inc.	3,531	393,036
FedEx Corp.	9,810	2,568,062
United Parcel Service, Inc., Class B	30,070	4,434,723

		7,739,532

Automobile Components — 0.0%
BorgWarner, Inc.	9,767	320,065

Automobiles — 0.5%
Ford Motor Co.	163,494	1,986,452
General Motors Co.	47,832	2,129,959
Rivian Automotive, Inc., Class A(a)(b)	28,544	254,042

		4,370,453

Banks — 6.6%
Bank of America Corp.	285,239	10,556,695
Citigroup, Inc.	79,039	4,847,462
Citizens Financial Group, Inc.	18,596	634,310
Fifth Third Bancorp	26,456	964,586
Huntington Bancshares, Inc.	57,632	776,303
JPMorgan Chase & Co.	119,474	22,907,945
KeyCorp.	38,981	564,835
M&T Bank Corp.	6,914	998,313
PNC Financial Services Group, Inc. (The)	16,536	2,534,307
Regions Financial Corp.	38,723	746,192
Truist Financial Corp.	55,435	2,081,584
U.S. Bancorp	64,472	2,619,497
Wells Fargo & Co.	149,616	8,875,221

		59,107,250

Beverages — 2.3%
Coca-Cola Co. (The)	163,022	10,069,869
Constellation Brands, Inc., Class A	2,599	658,743
Keurig Dr Pepper, Inc.	39,051	1,316,019
Molson Coors Beverage Co., Class B	7,417	424,697
PepsiCo, Inc.	44,953	7,907,682

		20,377,010

Biotechnology — 3.1%
AbbVie, Inc.	73,399	11,937,613
Amgen, Inc.	22,249	6,094,891
Biogen, Inc.(a)	5,997	1,288,276
Gilead Sciences, Inc.	51,828	3,379,186
Moderna, Inc.(a)	13,360	1,473,742
Regeneron Pharmaceuticals, Inc.(a)	3,461	3,082,574
United Therapeutics Corp.(a)	1,959	459,052

		27,715,334

Broadline Retail — 0.1%
Coupang, Inc., Class A(a)	18,568	417,780

Security	Shares	Value

Broadline Retail (continued)
eBay, Inc.	13,257	$683,266
Etsy, Inc.(a)	1,897	130,267

		1,231,313

Building Products — 0.5%
A. O. Smith Corp.	1,984	164,354
Allegion PLC	1,795	218,200
Builders FirstSource, Inc.(a)	5,121	936,221
Carrier Global Corp.	18,069	1,111,063
Johnson Controls International PLC	14,266	928,289
Masco Corp.	9,352	640,144
Owens Corning	3,698	622,041

		4,620,312

Capital Markets — 4.7%
Ameriprise Financial, Inc.	1,798	740,398
Bank of New York Mellon Corp. (The)	31,410	1,774,351
BlackRock, Inc.(c)	5,950	4,490,108
Blackstone, Inc., Class A, NVS	29,890	3,485,473
Carlyle Group, Inc. (The)	8,541	382,637
Charles Schwab Corp. (The)	59,671	4,412,670
CME Group, Inc., Class A	14,964	3,137,053
Franklin Resources, Inc.	11,793	269,352
Goldman Sachs Group, Inc. (The)	13,444	5,736,689
Intercontinental Exchange, Inc.	17,799	2,291,799
KKR & Co., Inc., Class A	27,578	2,566,685
Moody’s Corp.	2,528	936,194
Morgan Stanley	52,677	4,785,179
Nasdaq, Inc.	11,441	684,744
Northern Trust Corp.	8,605	708,966
Raymond James Financial, Inc.	4,269	520,818
S&P Global, Inc.	7,307	3,038,470
State Street Corp.	12,841	930,844
T Rowe Price Group, Inc.	9,246	1,013,084

		41,905,514

Chemicals — 2.2%
Air Products & Chemicals, Inc.	7,147	1,689,122
Albemarle Corp.	4,881	587,233
Celanese Corp., Class A	4,309	661,905
CF Industries Holdings, Inc.	7,409	585,089
Corteva, Inc.	18,094	979,428
Dow, Inc.	29,189	1,660,854
DuPont de Nemours, Inc.	8,511	617,047
Eastman Chemical Co.	4,931	465,684
Ecolab, Inc.	4,698	1,062,453
International Flavors & Fragrances, Inc.	10,636	900,337
Linde PLC	13,993	6,170,353
LyondellBasell Industries NV, Class A	10,776	1,077,277
Mosaic Co. (The)	13,593	426,684
PPG Industries, Inc.	4,523	583,467
RPM International, Inc.	1,915	204,733
Sherwin-Williams Co. (The)	6,978	2,090,679
Westlake Corp.	742	109,341

		19,871,686

Commercial Services & Supplies — 0.5%
Cintas Corp.	1,171	770,916
Clean Harbors, Inc.(a)	749	141,898
Republic Services, Inc.	5,171	991,281
Veralto Corp.	3,488	326,756
Waste Management, Inc.	10,733	2,232,678

		4,463,529

46	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Communications Equipment — 1.1%
Cisco Systems, Inc.	168,931	$7,936,378
F5, Inc.(a)	1,357	224,326
Juniper Networks, Inc.	13,259	461,678
Motorola Solutions, Inc.	3,160	1,071,714

		9,694,096

Construction & Engineering — 0.1%
AECOM	3,556	328,432
EMCOR Group, Inc.	793	283,236
Quanta Services, Inc.	1,619	418,609

		1,030,277

Consumer Finance — 1.0%
American Express Co.	23,896	5,592,381
Capital One Financial Corp.	15,293	2,193,475
Discover Financial Services	5,012	635,171
Synchrony Financial	16,414	721,887

		9,142,914

Consumer Staples Distribution & Retail — 2.8%
Albertsons Cos., Inc., Class A	17,272	352,349
BJ’s Wholesale Club Holdings, Inc.(a)(b)	3,036	226,728
Casey’s General Stores, Inc.	470	150,203
Costco Wholesale Corp.	8,981	6,492,365
Dollar General Corp.	9,130	1,270,805
Dollar Tree, Inc.(a)	5,326	629,799
Kroger Co. (The)	27,683	1,533,084
Target Corp.	19,188	3,088,884
U.S. Foods Holding Corp.(a)	4,071	204,568
Walgreens Boots Alliance, Inc.	29,808	528,496
Walmart, Inc.	180,937	10,738,611

		25,215,892

Containers & Packaging — 0.4%
Amcor PLC	60,317	539,234
Avery Dennison Corp.	1,922	417,612
Ball Corp.	8,324	579,101
Crown Holdings, Inc.	3,104	254,745
International Paper Co.	13,716	479,237
Packaging Corp. of America	3,561	615,982
Westrock Co.	10,240	491,110

		3,377,021

Distributors — 0.1%
Genuine Parts Co.	3,541	556,680
LKQ Corp.	7,916	341,417
Pool Corp.	771	279,511

		1,177,608

Diversified Consumer Services — 0.0%
Service Corp. International	4,186	300,178

Diversified REITs — 0.1%
WP Carey, Inc.	9,051	496,357

Diversified Telecommunication Services — 1.3%
AT&T Inc.	297,248	5,020,518
Verizon Communications, Inc.	174,777	6,901,944

		11,922,462

Electric Utilities — 2.8%
Alliant Energy Corp.	10,625	529,125
American Electric Power Co., Inc.	21,892	1,883,369
Avangrid, Inc.	2,989	109,188
Duke Energy Corp.	32,073	3,151,493
Edison International	15,864	1,127,296
Entergy Corp.	8,787	937,309

Security	Shares	Value

Electric Utilities (continued)
Evergy, Inc.	9,189	$481,963
Eversource Energy	14,574	883,476
Exelon Corp.	41,234	1,549,574
FirstEnergy Corp.	21,452	822,470
NextEra Energy, Inc.	85,210	5,706,514
NRG Energy, Inc.	5,700	414,219
PG&E Corp.	87,991	1,505,526
Pinnacle West Capital Corp.	4,729	348,291
PPL Corp.	30,721	843,599
Southern Co. (The)	43,615	3,205,702
Xcel Energy, Inc.	22,865	1,228,536

		24,727,650

Electrical Equipment — 0.7%
Eaton Corp. PLC	10,308	3,280,624
Emerson Electric Co.	23,712	2,555,679
Regal Rexnord Corp.	1,651	266,422

		6,102,725

Electronic Equipment, Instruments & Components — 0.7%
Amphenol Corp., Class A	14,879	1,796,937
Corning, Inc.	32,212	1,075,237
Flex Ltd.(a)(b)	9,984	286,042
Jabil, Inc.	1,742	204,441
Keysight Technologies, Inc.(a)(b)	3,865	571,788
TD SYNNEX Corp.	2,176	256,420
TE Connectivity Ltd.	6,557	927,684
Teledyne Technologies, Inc.(a)	782	298,317
Trimble, Inc.(a)	4,662	280,046
Zebra Technologies Corp., Class A(a)	1,134	356,711

		6,053,623

Energy Equipment & Services — 0.2%
Baker Hughes Co., Class A	16,774	547,168
Schlumberger NV	31,354	1,488,688

		2,035,856

Entertainment — 0.6%
Electronic Arts, Inc.	4,059	514,762
Walt Disney Co. (The)	46,404	5,155,485

		5,670,247

Financial Services — 4.3%
Apollo Global Management, Inc.	7,072	766,463
Berkshire Hathaway, Inc., Class B(a)	75,365	29,899,557
Corpay, Inc.(a)(b)	1,093	330,239
Equitable Holdings, Inc.	13,170	486,105
Fidelity National Information Services, Inc.	24,659	1,674,839
Fiserv, Inc.(a)	15,226	2,324,554
Global Payments, Inc.	4,738	581,684
PayPal Holdings, Inc.(a)	35,448	2,407,628

		38,471,069

Food Products — 1.4%
Archer-Daniels-Midland Co.	22,016	1,291,459
Bunge Global SA	6,044	615,037
Campbell Soup Co.	8,286	378,753
Conagra Brands, Inc.	18,963	583,681
General Mills, Inc.	23,505	1,656,162
Hormel Foods Corp.	8,460	300,838
J M Smucker Co. (The)	4,419	507,522
Kellanova	10,975	635,014
Kraft Heinz Co. (The)	33,103	1,278,107
McCormick & Co., Inc., NVS	4,744	360,829

S C H E D U L E S O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Mondelez International, Inc., Class A	56,598	$4,071,660
Tyson Foods, Inc., Class A	11,222	680,614

		12,359,676

Gas Utilities — 0.1%
Atmos Energy Corp.	4,348	512,629

Ground Transportation — 1.5%
CSX Corp.	82,243	2,732,112
Knight-Swift Transportation Holdings, Inc.	6,273	290,001
Norfolk Southern Corp.	9,382	2,160,862
Uber Technologies, Inc.(a)	22,141	1,467,284
U-Haul Holding Co.(a)	139	8,789
U-Haul Holding Co., NVS	2,399	147,107
Union Pacific Corp.	25,317	6,004,180
XPO, Inc.(a)	2,354	252,961

		13,063,296

Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	72,101	7,640,543
Align Technology, Inc.(a)	1,367	386,013
Baxter International, Inc.	21,120	852,614
Becton Dickinson & Co.	11,471	2,691,097
Boston Scientific Corp.(a)	30,427	2,186,788
Cooper Cos., Inc. (The)	3,508	312,423
GE HealthCare Technologies, Inc.	8,559	652,538
Hologic, Inc.(a)	9,982	756,336
Medtronic PLC	55,299	4,437,192
Stryker Corp.	7,870	2,648,255
Teleflex, Inc.	1,140	237,975
Zimmer Biomet Holdings, Inc.	8,335	1,002,534

		23,804,308

Health Care Providers & Services — 4.1%
Cardinal Health, Inc.	5,991	617,313
Cencora, Inc.	6,535	1,562,192
Centene Corp.(a)	22,190	1,621,201
Chemed Corp.	195	110,760
Cigna Group (The)	11,608	4,144,520
CVS Health Corp.	53,466	3,620,183
Elevance Health, Inc.	9,262	4,895,708
HCA Healthcare, Inc.	8,251	2,556,325
Henry Schein, Inc.(a)	5,045	349,518
Humana, Inc.	3,504	1,058,523
Laboratory Corp. of America Holdings	3,531	711,037
McKesson Corp.	5,456	2,931,018
Molina Healthcare, Inc.(a)	802	274,364
Quest Diagnostics, Inc.	4,678	646,406
UnitedHealth Group, Inc.	22,753	11,005,626
Universal Health Services, Inc., Class B	2,449	417,383

		36,522,077

Health Care REITs — 0.2%
Healthpeak Properties, Inc.	20,137	374,750
Ventas, Inc.	9,342	413,664
Welltower, Inc.	8,869	845,038

		1,633,452

Hotels, Restaurants & Leisure — 1.3%
Booking Holdings, Inc.	582	2,009,081
Caesars Entertainment, Inc.(a)	4,433	158,790
Carnival Corp.(a)(b)	39,559	586,264
Darden Restaurants, Inc.	2,675	410,372
Expedia Group, Inc.(a)	2,490	335,229
Marriott International, Inc., Class A	4,108	970,022
McDonald’s Corp.	18,696	5,104,756

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Royal Caribbean Cruises Ltd.(a)(b)	4,394	$613,534
Starbucks Corp.	19,499	1,725,467
Vail Resorts, Inc.	657	124,416

		12,037,931

Household Durables — 0.7%
DR Horton, Inc.	12,804	1,824,442
Garmin Ltd.	3,540	511,424
Lennar Corp., Class A	10,410	1,578,364
Lennar Corp., Class B	486	68,229
NVR, Inc.(a)(b)	127	944,734
PulteGroup, Inc.	8,964	998,769

		5,925,962

Household Products — 2.3%
Church & Dwight Co., Inc.	3,096	334,027
Clorox Co. (The)	2,925	432,520
Colgate-Palmolive Co.	34,266	3,149,731
Kimberly-Clark Corp.	8,536	1,165,420
Procter & Gamble Co. (The)	97,822	15,964,550

		21,046,248

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp. (The)	27,847	498,461
Vistra Corp.	6,624	502,364

		1,000,825

Industrial Conglomerates — 0.8%
3M Co.	22,979	2,217,703
Honeywell International, Inc.	27,407	5,282,151

		7,499,854

Industrial REITs — 0.3%
Prologis, Inc.	23,828	2,431,647

Insurance — 3.0%
Aflac, Inc.	22,170	1,854,520
Allstate Corp. (The)	10,901	1,853,824
American Financial Group, Inc.	1,873	239,276
American International Group, Inc.	28,194	2,123,290
Aon PLC, Class A	4,870	1,373,389
Arch Capital Group Ltd.(a)	5,575	521,485
Arthur J. Gallagher & Co.	3,848	903,087
Chubb Ltd.	15,797	3,927,766
Cincinnati Financial Corp.	3,066	354,706
Everest Group Ltd.	927	339,662
Fidelity National Financial, Inc., Class A	10,772	533,214
Globe Life, Inc.	3,919	298,510
Hartford Financial Services Group, Inc. (The)	11,603	1,124,215
Loews Corp.	7,632	573,545
Markel Group, Inc.(a)	171	249,386
Marsh & McLennan Cos., Inc.	10,783	2,150,454
MetLife, Inc.	25,548	1,815,952
Principal Financial Group, Inc.	9,884	782,220
Progressive Corp. (The)	6,925	1,442,131
Prudential Financial, Inc.	15,026	1,660,072
Reinsurance Group of America, Inc.	2,641	493,841
RenaissanceRe Holdings Ltd.	863	189,213
Travelers Cos., Inc. (The)	5,928	1,257,684
Unum Group	6,787	344,101
W. R. Berkley Corp.	3,030	233,219
Willis Towers Watson PLC	2,122	532,919

		27,171,681

Interactive Media & Services — 5.1%
Alphabet, Inc., Class A(a)	93,887	15,282,926

48	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Interactive Media & Services (continued)
Alphabet, Inc., Class C, NVS(a)	84,206	$13,863,676
Meta Platforms, Inc., Class A	37,761	16,243,649
Snap, Inc., Class A, NVS(a)	16,937	254,902

		45,645,153

IT Services — 1.5%
Accenture PLC, Class A	19,523	5,874,666
Akamai Technologies, Inc.(a)	3,159	318,838
Cognizant Technology Solutions Corp., Class A	20,774	1,364,436
International Business Machines Corp.	37,961	6,309,118

		13,867,058

Life Sciences Tools & Services — 1.8%
Avantor, Inc.(a)	27,134	657,457
Bio-Rad Laboratories, Inc., Class A(a)	506	136,494
Charles River Laboratories International, Inc.(a)	1,120	256,480
Danaher Corp.	28,078	6,924,596
Illumina, Inc.(a)	3,907	480,756
IQVIA Holdings, Inc.(a)	2,599	602,370
Revvity, Inc.	5,144	527,106
Thermo Fisher Scientific, Inc.	11,183	6,359,996
Waters Corp.(a)	903	279,063

		16,224,318

Machinery — 2.2%
AGCO Corp.	2,604	297,351
Caterpillar, Inc.	16,040	5,366,503
CNH Industrial NV	39,581	451,223
Cummins, Inc.	3,138	886,454
Deere & Co.	7,221	2,826,372
Dover Corp.	2,556	458,291
Fortive Corp.	5,884	442,889
Illinois Tool Works, Inc.	12,481	3,046,737
Otis Worldwide Corp.	6,045	551,304
PACCAR, Inc.	21,390	2,269,693
Parker-Hannifin Corp.	3,200	1,743,712
Pentair PLC	2,926	231,417
Snap-on, Inc.	1,273	341,113
Stanley Black & Decker, Inc.	6,374	582,583
Westinghouse Air Brake Technologies Corp.	2,366	381,115

		19,876,757

Media — 1.1%
Charter Communications, Inc., Class A(a)	4,194	1,073,412
Comcast Corp., Class A	164,730	6,277,860
Fox Corp., Class A, NVS	10,284	318,907
Fox Corp., Class B	5,724	164,164
Interpublic Group of Cos., Inc. (The)	15,950	485,518
Liberty Broadband Corp., Class A(a)(b)	420	21,055
Liberty Broadband Corp., Class C, NVS(a)	2,801	139,294
News Corp., Class A, NVS	15,770	375,326
News Corp., Class B	4,352	106,798
Omnicom Group, Inc.	7,958	738,821
Sirius XM Holdings, Inc.(b)	26,237	77,137

		9,778,292

Metals & Mining — 1.0%
Cleveland-Cliffs, Inc.(a)	20,957	354,174
Freeport-McMoRan, Inc.	59,496	2,971,230
Newmont Corp.	46,469	1,888,500
Nucor Corp.	10,200	1,719,006
Reliance, Inc.	2,392	681,050
Southern Copper Corp.	3,574	416,979
Steel Dynamics, Inc.	6,527	849,293

		8,880,232

Security	Shares	Value

Mortgage Real Estate Investment Trusts (REITs) — 0.0%
Annaly Capital Management, Inc.	20,796	$389,717

Multi-Utilities — 1.1%
Ameren Corp.	6,881	508,299
CenterPoint Energy, Inc.	16,391	477,634
CMS Energy Corp.	8,596	521,003
Consolidated Edison, Inc.	14,292	1,349,165
Dominion Energy, Inc.	34,859	1,777,112
DTE Energy Co.	8,590	947,649
NiSource, Inc.	18,621	518,781
Public Service Enterprise Group, Inc.	12,685	876,280
Sempra	26,186	1,875,703
WEC Energy Group, Inc.	13,031	1,076,882

		9,928,508

Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	4,285	496,503
Boston Properties, Inc.	6,526	403,894

		900,397

Oil, Gas & Consumable Fuels — 7.3%
Antero Resources Corp.(a)	11,821	402,032
APA Corp.	15,331	482,007
Cheniere Energy, Inc.	3,883	612,815
Chesapeake Energy Corp.	4,381	393,764
Chevron Corp.	76,952	12,410,049
ConocoPhillips	48,928	6,146,335
Coterra Energy, Inc.	14,065	384,818
Devon Energy Corp.	18,181	930,504
Diamondback Energy, Inc.	4,290	862,848
EOG Resources, Inc.	24,217	3,199,792
EQT Corp.	5,066	203,096
Exxon Mobil Corp.	164,921	19,505,207
Hess Corp.	8,368	1,317,876
HF Sinclair Corp.	6,272	340,256
Kinder Morgan, Inc.	81,406	1,488,102
Marathon Oil Corp.	24,372	654,388
Marathon Petroleum Corp.	10,154	1,845,185
Occidental Petroleum Corp.	27,645	1,828,440
ONEOK, Inc.	24,228	1,916,919
Ovintiv, Inc.	10,572	542,555
Phillips 66	17,860	2,557,731
Pioneer Natural Resources Co.	9,670	2,604,325
Targa Resources Corp.	4,119	469,813
Valero Energy Corp.	13,754	2,198,852
Williams Cos., Inc. (The)	50,561	1,939,520

		65,237,229

Passenger Airlines — 0.2%
Delta Air Lines, Inc.	11,934	597,536
Southwest Airlines Co.	14,594	378,568
United Airlines Holdings, Inc.(a)	8,463	435,506

		1,411,610

Personal Care Products — 0.0%
Coty, Inc., Class A(a)	8,599	98,373

Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	84,599	3,717,280
Jazz Pharmaceuticals PLC(a)	2,617	289,833
Johnson & Johnson	100,078	14,470,278
Merck & Co., Inc.	46,171	5,966,217
Pfizer, Inc.	234,739	6,014,013
Royalty Pharma PLC, Class A	16,046	444,474

S C H E D U L E S O F I N V E S T M E N T S	49

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Viatris, Inc.	47,947	$554,747
Zoetis, Inc., Class A	7,837	1,247,964

		32,704,806

Professional Services — 0.5%
Automatic Data Processing, Inc.	9,510	2,300,374
Booz Allen Hamilton Holding Corp., Class A	1,585	234,057
Jacobs Solutions, Inc.	1,975	283,472
KBR, Inc.	1,926	125,074
Leidos Holdings, Inc.	5,398	756,907
Robert Half, Inc.	3,097	214,127
SS&C Technologies Holdings, Inc.	8,973	555,339
TransUnion	2,920	213,160

		4,682,510

Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(a)	6,830	593,459
Zillow Group, Inc., Class A(a)	1,143	48,006
Zillow Group, Inc., Class C, NVS(a)	3,535	150,485

		791,950

Residential REITs — 0.4%
American Homes 4 Rent, Class A	5,702	204,132
AvalonBay Communities, Inc.	3,385	641,694
Camden Property Trust	2,429	242,123
Equity LifeStyle Properties, Inc.	2,612	157,477
Equity Residential	10,132	652,501
Essex Property Trust, Inc.	1,398	344,258
Invitation Homes, Inc.	9,991	341,692
Mid-America Apartment Communities, Inc.	2,995	389,350
Sun Communities, Inc.	2,338	260,266
UDR, Inc.	6,720	255,898

		3,489,391

Retail REITs — 0.4%
Kimco Realty Corp.	27,837	518,603
Realty Income Corp.	19,659	1,052,543
Regency Centers Corp.	4,077	241,440
Simon Property Group, Inc.	13,560	1,905,587

		3,718,173

Semiconductors & Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.(a)	37,580	5,951,920
Analog Devices, Inc.	14,565	2,921,885
Applied Materials, Inc.	34,557	6,864,748
Broadcom, Inc.	12,738	16,562,839
Intel Corp.	175,771	5,355,742
KLA Corp.	3,457	2,382,876
Lam Research Corp.	5,445	4,870,062
Microchip Technology, Inc.	11,530	1,060,529
Micron Technology, Inc.	45,847	5,178,877
NXP Semiconductors NV	6,437	1,649,095
ON Semiconductor Corp.(a)	11,428	801,789
Qorvo, Inc.(a)	4,046	472,735
QUALCOMM, Inc.	46,271	7,674,045
Skyworks Solutions, Inc.	6,662	710,103
Teradyne, Inc.	3,153	366,757
Texas Instruments, Inc.	37,719	6,654,386

		69,478,388

Software — 0.7%
Gen Digital, Inc.	24,435	492,121
Oracle Corp.	43,536	4,952,220
Roper Technologies, Inc.	2,043	1,044,913

		6,489,254

Security	Shares	Value

Specialized REITs — 0.7%
American Tower Corp.	9,421	$1,616,267
Crown Castle, Inc.	11,737	1,100,696
CubeSmart	5,258	212,633
Digital Realty Trust, Inc.	4,446	617,016
Extra Space Storage, Inc.	5,103	685,231
Gaming & Leisure Properties, Inc.	10,295	439,905
Iron Mountain, Inc.	6,718	520,779
VICI Properties, Inc.	20,325	580,279
Weyerhaeuser Co.	28,551	861,384

		6,634,190

Specialty Retail — 2.9%
AutoZone, Inc.(a)	509	1,504,807
Best Buy Co., Inc.	7,745	570,342
CarMax, Inc.(a)(b)	3,276	222,670
Home Depot, Inc. (The)	41,335	13,814,984
Lowe’s Cos., Inc.	17,833	4,065,746
O’Reilly Automotive, Inc.(a)	1,315	1,332,437
Penske Automotive Group, Inc.	860	131,503
TJX Cos., Inc. (The)	27,130	2,552,662
Tractor Supply Co.	2,045	558,448
Ulta Beauty, Inc.(a)	911	368,809
Williams-Sonoma, Inc.	1,527	437,913

		25,560,321

Technology Hardware, Storage & Peripherals — 0.6%
Dell Technologies, Inc., Class C	6,674	831,847
Hewlett Packard Enterprise Co.	53,470	908,990
HP, Inc.	35,792	1,005,397
NetApp, Inc.	5,710	583,619
Seagate Technology Holdings PLC	8,672	745,012
Western Digital Corp.(a)	12,514	886,367

		4,961,232

Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	16,705	1,541,203

Tobacco — 1.0%
Altria Group, Inc.	73,598	3,224,328
Philip Morris International, Inc.	64,474	6,121,162

		9,345,490

Trading Companies & Distributors — 0.3%
Ferguson PLC	8,430	1,769,457
United Rentals, Inc.	1,205	804,928
Watsco, Inc.	607	271,766

		2,846,151

Water Utilities — 0.1%
American Water Works Co., Inc.	3,582	438,150
Essential Utilities, Inc.	5,967	218,273

		656,423

Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc.	11,377	1,867,762

Total Long-Term Investments — 99.7% (Cost: $737,962,670)		893,390,681

50	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Value ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	3,557,774	$3,558,842
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(c)(d)	1,792,039	1,792,039

Total Short-Term Securities — 0.6% (Cost: $5,350,331)		5,350,881

Total Investments — 100.3% (Cost: $743,313,001)		898,741,562

Liabilities in Excess of Other Assets — (0.3)%		(2,513,704)

Net Assets — 100.0%		$896,227,858

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Institutional, SL Agency Shares	$2,355,543	$1,202,975	(a)	$—		$1,254	$(930)	$3,558,842	3,557,774	$42,407	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	2,347,896	—		(555,857	)(a)	—	—	1,792,039	1,792,039	91,736		—
BlackRock, Inc.	4,309,775	440,495		(809,217)		(13,880)	562,935	4,490,108	5,950	126,721		—

						$(12,626)	$562,005	$9,840,989		$260,864		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
E-Mini Russell 1000 Value Index	28	06/21/24	$ 2,374	$(56,927)
E-Mini S&P Communication Services Select Sector Index	2	06/21/24	205	(11,803)

				$(68,730)

S C H E D U L E S O F I N V E S T M E N T S	51

Schedule of Investments (continued) April 30, 2024	iShares® Morningstar Value ETF

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$68,730	$—	$—	$—	$68,730

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$381,793	$—	$—	$—	$381,793

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(101,116)	$—	$—	$—	$(101,116)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$2,214,374

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$893,390,681	$—	$—	$893,390,681
Short-Term Securities
Money Market Funds	5,350,881	—	—	5,350,881

	$898,741,562	$—	$—	$898,741,562

Derivative Financial Instruments(a)
Liabilities

Equity Contracts	$(68,730)	$—	$—	$(68,730)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

52	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2024

	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar U.S. Equity ETF	iShares Morningstar Value ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$596,761,458	$209,490,055	$854,093,742	$888,900,573
Investments, at value — affiliated(c)	6,534,032	19,958,546	6,895,543	9,840,989
Cash	167	—	91	149
Cash pledged:
Futures contracts	65,000	15,000	72,000	136,000
Receivables:
Securities lending income — affiliated	3,863	10,493	1,589	1,373
Dividends — unaffiliated	494,185	82,718	502,258	968,051
Dividends — affiliated	4,682	1,539	8,989	5,986

Total assets	603,863,387	229,558,351	861,574,212	899,853,121

LIABILITIES
Bank overdraft	—	6,104	—	—
Collateral on securities loaned	5,589,394	19,774,335	3,719,378	3,558,164
Payables:
Investment advisory fees	29,734	7,086	21,433	29,769
Variation margin on futures contracts	14,552	4,150	24,000	37,330

Total liabilities	5,633,680	19,791,675	3,764,811	3,625,263

Commitments and contingent liabilities

NET ASSETS	$598,229,707	$209,766,676	$857,809,401	$896,227,858

NET ASSETS CONSIST OF:
Paid-in capital	$551,451,650	$247,479,373	$703,968,324	$778,547,099
Accumulated earnings (loss)	46,778,057	(37,712,697)	153,841,077	117,680,759

NET ASSETS	$598,229,707	$209,766,676	$857,809,401	$896,227,858

NET ASSET VALUE
Shares outstanding	8,600,000	4,000,000	12,350,000	12,150,000

Net asset value	$69.56	$52.44	$69.46	$73.76

Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited

Par value	None	None	None	None

(a) Investments, at cost — unaffiliated	$517,971,977	$209,054,359	$627,427,498	$733,647,910
(b) Securities loaned, at value	$5,296,062	$18,699,728	$3,564,868	$3,400,970
(c) Investments, at cost — affiliated	$6,532,130	$19,948,440	$6,142,670	$9,665,091

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Operations

Year Ended April 30, 2024

	iShares Morningstar Mid-Cap Value ETF	iShares Morningstar Small-Cap ETF	iShares Morningstar U.S. Equity ETF	iShares Morningstar Value ETF

INVESTMENT INCOME
Dividends — unaffiliated	$13,859,932	$2,994,740	$11,969,777	$19,771,414
Dividends — affiliated	62,045	24,165	144,499	218,457
Interest — unaffiliated	1,497	2,085	1,399	2,322
Securities lending income — affiliated — net	122,369	276,578	37,652	42,407
Foreign taxes withheld	(8,773)	(1,848)	(3,094)	(4,642)

Total investment income	14,037,070	3,295,720	12,150,233	20,029,958

EXPENSES
Investment advisory	329,305	83,616	241,175	336,069
Interest expense	16	397	121	5

Total expenses	329,321	84,013	241,296	336,074

Net investment income	13,707,749	3,211,707	11,908,937	19,693,884

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	2,580,326	(5,342,147)	(5,683,010)	8,188,904
Investments — affiliated	3,861	23	8,911	(50,255)
Futures contracts	55,102	38,290	401,603	381,793
In-kind redemptions — unaffiliated(a)	7,902,825	3,365,426	13,138,352	14,906,744
In-kind redemptions — affiliated(a)	—	—	67,709	37,629

	10,542,114	(1,938,408)	7,933,565	23,464,815

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	54,967,690	26,546,497	148,862,960	85,304,554
Investments — affiliated	(3,642)	(357)	156,167	562,005
Futures contracts	(22,377)	2,566	(154,548)	(101,116)

	54,941,671	26,548,706	148,864,579	85,765,443

Net realized and unrealized gain	65,483,785	24,610,298	156,798,144	109,230,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,191,534	$27,822,005	$168,707,081	$128,924,142

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

54	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	iShares Morningstar Mid-Cap Value ETF		iShares Morningstar Small-Cap ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$13,707,749	$11,990,407	$3,211,707	$3,398,402
Net realized gain (loss)	10,542,114	6,599,179	(1,938,408)	(12,328,087)
Net change in unrealized appreciation (depreciation)	54,941,671	(33,166,530)	26,548,706	3,219,922

Net increase (decrease) in net assets resulting from operations	79,191,534	(14,576,944)	27,822,005	(5,709,763)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(12,832,610)	(11,819,760)	(3,167,971)	(3,393,435)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	15,655,924	45,120,668	(15,146,663)	9,391,283

NET ASSETS
Total increase in net assets	82,014,848	18,723,964	9,507,371	288,085
Beginning of year	516,214,859	497,490,895	200,259,305	199,971,220

End of year	$598,229,707	$516,214,859	$209,766,676	$200,259,305

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Changes in Net Assets (continued)

	iShares Morningstar U.S. Equity ETF		iShares Morningstar Value ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$11,908,937	$12,196,647	$19,693,884	$18,588,586
Net realized gain (loss)	7,933,565	(9,759,247)	23,464,815	10,547,440
Net change in unrealized appreciation (depreciation)	148,864,579	8,004,673	85,765,443	(10,470,270)

Net increase in net assets resulting from operations	168,707,081	10,442,073	128,924,142	18,665,756

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(11,860,921)	(12,049,075)	(19,636,858)	(18,183,374)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(47,182,146)	(40,561,179)	4,566,393	(6,551,556)

NET ASSETS
Total increase (decrease) in net assets	109,664,014	(42,168,181)	113,853,677	(6,069,174)
Beginning of year	748,145,387	790,313,568	782,374,181	788,443,355

End of year	$857,809,401	$748,145,387	$896,227,858	$782,374,181

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Morningstar Mid-Cap Value ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)

Net asset value, beginning of year	$62.19	$65.46	$64.01	$40.13	$53.28

Net investment income(b)	1.62	1.53	1.24	1.14	1.50
Net realized and unrealized gain (loss)(c)	7.26	(3.29)	1.50	23.92	(13.08)

Net increase (decrease) from investment operations	8.88	(1.76)	2.74	25.06	(11.58)

Distributions from net investment income(d)	(1.51)	(1.51)	(1.29)	(1.18)	(1.57)

Net asset value, end of year	$69.56	$62.19	$65.46	$64.01	$40.13

Total Return(e)
Based on net asset value	14.49%	(2.60)%	4.28%	63.45%	(22.07)%

Ratios to Average Net Assets(f)
Total expenses	0.06%	0.06%	0.06%	0.27%	0.30%

Net investment income	2.50%	2.44%	1.88%	2.32%	2.95%

Supplemental Data
Net assets, end of year (000)	$598,230	$516,215	$497,491	$457,694	$331,048

Portfolio turnover rate(g)	43%	37%	42%	95%	51%

(a)	Per share amounts reflect a three-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	57

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Small-Cap ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)

Net asset value, beginning of year	$46.57	$48.77	$58.27	$35.60	$43.90

Net investment income(b)	0.77	0.79	0.72	0.56	0.57
Net realized and unrealized gain (loss)(c)	5.86	(2.20)	(9.50)	22.71	(8.23)

Net increase (decrease) from investment operations	6.63	(1.41)	(8.78)	23.27	(7.66)

Distributions from net investment income(d)	(0.76)	(0.79)	(0.72)	(0.60)	(0.64)

Net asset value, end of year	$52.44	$46.57	$48.77	$58.27	$35.60

Total Return(e)
Based on net asset value	14.32%	(2.85)%	(15.22)%	65.95%	(17.58)%

Ratios to Average Net Assets(f)
Total expenses	0.04%	0.04%	0.04%	0.22%	0.25%

Net investment income	1.54%	1.67%	1.28%	1.24%	1.34%

Supplemental Data
Net assets, end of year (000)	$209,767	$200,259	$199,971	$241,801	$185,115

Portfolio turnover rate(g)	28%	28%	41%	175%	62%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

58	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar U.S. Equity ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)

Net asset value, beginning of year	$57.11	$57.06	$59.02	$40.80	$41.90

Net investment income(b)	0.94	0.90	0.79	0.66	0.81
Net realized and unrealized gain (loss)(c)	12.35	0.04	(1.95)	18.21	(0.88)

Net increase (decrease) from investment operations	13.29	0.94	(1.16)	18.87	(0.07)

Distributions from net investment income(d)	(0.94)	(0.89)	(0.80)	(0.65)	(1.03)

Net asset value, end of year	$69.46	$57.11	$57.06	$59.02	$40.80

Total Return(e)
Based on net asset value	23.44%	1.77%	(2.08)%	46.58%	(0.13)%

Ratios to Average Net Assets(f)
Total expenses	0.03%	0.03%	0.03%	0.18%	0.20%

Net investment income	1.48%	1.65%	1.27%	1.32%	1.90%

Supplemental Data
Net assets, end of year (000)	$857,809	$748,145	$790,314	$891,187	$718,065

Portfolio turnover rate(g)	5%	4%	6%	131%	49%

(a)	Per share amounts reflect a four-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	iShares Morningstar Value ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21 (a)	Year Ended 04/30/20 (a)

Net asset value, beginning of year	$64.93	$64.89	$63.68	$48.12	$54.18

Net investment income(b)	1.61	1.54	1.38	1.55	1.65
Net realized and unrealized gain (loss)(c)	8.81	0.00 (d)	1.20	15.58	(6.04)

Net increase (decrease) from investment operations	10.42	1.54	2.58	17.13	(4.39)

Distributions from net investment income(e)	(1.59)	(1.50)	(1.37)	(1.57)	(1.67)

Net asset value, end of year	$73.76	$64.93	$64.89	$63.68	$48.12

Total Return(f)
Based on net asset value	16.27%	2.53%	4.02%	36.36%	(8.23)%

Ratios to Average Net Assets(g)
Total expenses	0.04%	0.04%	0.04%	0.22%	0.25%

Net investment income	2.34%	2.43%	2.08%	2.88%	3.06%

Supplemental Data
Net assets, end of year (000)	$896,228	$782,374	$788,443	$687,758	$447,483

Portfolio turnover rate(h)	22%	27%	21%	112%	36%

(a)	Per share amounts reflect a two-for-one stock split effective after the close of trading on April 16, 2021.
(b)	Based on average shares outstanding.
(c)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(d)	Amount is less than $0.005 per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

60	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following funds (each, a “Fund” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Morningstar Mid-Cap Value	Diversified
Morningstar Small-Cap	Diversified
Morningstar U.S. Equity	Diversified
Morningstar Value	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

ForeignTaxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of April 30, 2024, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

Bank Overdraft: The Funds had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Funds are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains or losses to the Funds. Because such gains or losses are not taxable to the Funds and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Funds’ tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

Indemnifications: In the normal course of business, each Fund enters into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of each Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for each Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements (continued)

accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in each Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statements of Assets and Liabilities.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in

62	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Morningstar Mid-Cap Value
BNP Paribas SA	$845,175	$(845,175)	$—	$—
BofA Securities, Inc.	758,263	(758,263)	—	—
Citigroup Global Markets, Inc.	1,810,722	(1,810,722)	—	—
Goldman Sachs & Co. LLC	197,406	(197,406)	—	—
J.P. Morgan Securities LLC	2,660	(2,660)	—	—
Nomura Securities International, Inc.	38,246	(38,246)	—	—
RBC Capital Market LLC	1,008,914	(1,008,914)	—	—
State Street Bank & Trust Co.	346,388	(346,388)	—	—
UBS AG	288,288	(288,288)	—	—

	$5,296,062	$(5,296,062)	$—	$—

Morningstar Small-Cap
Barclays Bank PLC	$1,116,854	$(1,116,854)	$—	$—
Barclays Capital, Inc.	222,583	(222,583)	—	—
BNP Paribas SA	2,077,593	(2,077,593)	—	—
BofA Securities, Inc.	2,551,899	(2,551,899)	—	—
Citadel Clearing LLC	91,218	(91,218)	—	—
Citigroup Global Markets, Inc.	518,298	(518,298)	—	—
Credit Suisse Securities (USA) LLC	55,402	(55,402)	—	—
Goldman Sachs & Co. LLC	2,602,927	(2,602,927)	—	—
HSBC Bank PLC	134,487	(134,487)	—	—
J.P. Morgan Securities LLC	1,904,129	(1,904,129)	—	—
Jefferies LLC	642,338	(642,338)	—	—
Morgan Stanley	3,146,690	(3,146,690)	—	—
National Financial Services LLC	331,979	(331,979)	—	—
Natixis SA	76,524	(76,524)	—	—
RBC Capital Market LLC	580,798	(580,798)	—	—
Scotia Capital (USA), Inc.	288,478	(288,478)	—	—
SG Americas Securities LLC	4,320	(4,320)	—	—
State Street Bank & Trust Co.	659,195	(659,195)	—	—
Toronto-Dominion Bank	771,852	(771,852)	—	—
UBS AG	354,981	(354,981)	—	—
Virtu Americas LLC	98,235	(98,235)	—	—
Wells Fargo Bank N.A	439,038	(439,038)	—	—
Wells Fargo Securities LLC	29,910	(29,910)	—	—

	$18,699,728	$(18,699,728)	$—	$—

Morningstar U.S. Equity
Barclays Bank PLC	$31,026	$(31,026)	$—	$—
Barclays Capital, Inc.	18,328	(18,328)	—	—
BNP Paribas SA	917,733	(917,733)	—	—
BofA Securities, Inc.	588,252	(588,252)	—	—
Citadel Clearing LLC	661,860	(661,860)	—	—
Citigroup Global Markets, Inc.	266,239	(266,239)	—	—
Goldman Sachs & Co. LLC	9,138	(9,138)	—	—
HSBC Bank PLC	208,793	(208,793)	—	—
J.P. Morgan Securities LLC	659,786	(659,786)	—	—

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (continued)

iShares ETF and Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Non-Cash Collateral Received, at Fair Value(a)	Net Amount
Morningstar U.S. Equity (continued)
Morgan Stanley	$39,650	$(39,650)	$—	$—
RBC Capital Market LLC	3,195	(3,195)	—	—
Scotia Capital (USA), Inc.	160,868	(160,868)	—	—

	$3,564,868	$(3,564,868)	$—	$—

Morningstar Value
Barclays Bank PLC	$625,716	$(625,716)	$—	$—
BNP Paribas SA	860,232	(860,232)	—	—
BofA Securities, Inc.	274,265	(274,265)	—	—
Goldman Sachs & Co. LLC	53,595	(53,595)	—	—
J.P. Morgan Securities LLC	967,925	(967,925)	—	—
National Financial Services LLC	600,409	(600,409)	—	—
RBC Capital Market LLC	17,740	(17,740)	—	—
Toronto-Dominion Bank	1,088	(1,088)	—	—

	$3,400,970	$(3,400,970)	$—	$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Funds’ Statements of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by each Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

64	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fees
Morningstar Mid-Cap Value	0.06%
Morningstar Small-Cap	0.04
Morningstar U.S. Equity	0.03
Morningstar Value	0.04

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

ETF Servicing Fees: Each Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Funds do not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04%. The SL Agency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. Each Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in that calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income - affiliated - net in its Statements of Operations. For the year ended April 30, 2024, the Funds paid BTC the following amounts for securities lending agent services:

iShares ETF	Amounts
Morningstar Mid-Cap Value	$32,782
Morningstar Small-Cap	74,421
Morningstar U.S. Equity	11,823
Morningstar Value	11,280

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2024, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)
Morningstar Mid-Cap Value	$143,464,854	$120,264,299	$3,540,767
Morningstar Small-Cap	34,066,065	23,035,216	219,410
Morningstar U.S. Equity	14,265,581	12,512,426	(3,954,553)
Morningstar Value	125,400,791	98,062,835	6,906,623

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statements of Operations.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements (continued)

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2024, purchases and sales of investments, excluding short-term securities and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales
Morningstar Mid-Cap Value	$235,104,076	$233,048,345
Morningstar Small-Cap	59,374,520	59,191,826
Morningstar U.S. Equity	40,683,688	39,508,326
Morningstar Value	185,137,714	185,468,594

For the year ended April 30, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Morningstar Mid-Cap Value	$51,467,468	$37,054,667
Morningstar Small-Cap	2,501,821	17,506,593
Morningstar U.S. Equity	6,245,197	53,496,320
Morningstar Value	62,138,042	58,116,878

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)
Morningstar Mid-Cap Value	$7,893,678	$(7,893,678)
Morningstar Small-Cap	3,338,748	(3,338,748)
Morningstar U.S. Equity	13,085,164	(13,085,164)
Morningstar Value	14,929,626	(14,929,626)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended April 30, 2024	Year Ended April 30, 2023

Morningstar Mid-Cap Value
Ordinary income	$12,832,610	$11,819,760

Morningstar Small-Cap
Ordinary income	$3,167,971	$3,393,435

Morningstar U.S. Equity
Ordinary income	$11,860,921	$12,049,075

Morningstar Value
Ordinary income	$19,636,858	$18,183,374

66	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

As of April 30, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
Morningstar Mid-Cap Value	$1,010,347	$(31,958,804)	$77,726,514	$46,778,057
Morningstar Small-Cap	308,915	(37,298,740)	(722,872)	(37,712,697)
Morningstar U.S. Equity	1,040,969	(73,847,118)	226,647,226	153,841,077
Morningstar Value	1,905,428	(38,144,056)	153,919,387	117,680,759

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the timing and recognition of realized gains/losses for tax purposes and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

A fund may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” Such fund may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

For the year ended April 30, 2024, the Funds listed below utilized the following amounts of their respective capital loss carryforwards:

iShares ETF	Amount Utilized
Morningstar Mid-Cap Value	$1,496,470
Morningstar Value	7,548,533

As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Morningstar Mid-Cap Value	$525,562,538	$104,518,531	$(26,785,579)	$77,732,952
Morningstar Small-Cap	230,171,473	41,595,968	(42,318,840)	(722,872)
Morningstar U.S. Equity	634,340,061	276,551,525	(49,902,301)	226,649,224
Morningstar Value	744,817,826	194,992,724	(41,068,988)	153,923,736

9.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve each Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore each Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Notes to Financial Statements (continued)

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

The Funds invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Funds invest.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/24		Year Ended 04/30/23

iShares ETF	Shares	Amount	Shares	Amount

Morningstar Mid-Cap Value
Shares sold	850,000	$52,070,944	1,750,000	$108,029,844
Shares redeemed	(550,000)	(36,415,020)	(1,050,000)	(62,909,176)

	300,000	$15,655,924	700,000	$45,120,668

Morningstar Small-Cap
Shares sold	50,000	$2,623,248	400,000	$18,341,725
Shares redeemed	(350,000)	(17,769,911)	(200,000)	(8,950,442)

	(300,000)	$(15,146,663)	200,000	$9,391,283

68	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

	Year Ended 04/30/24		Year Ended 04/30/23

iShares ETF	Shares	Amount	Shares	Amount

Morningstar U.S. Equity
Shares sold	100,000	$6,276,740	200,000	$10,798,586
Shares redeemed	(850,000)	(53,458,886)	(950,000)	(51,359,765)

	(750,000)	$(47,182,146)	(750,000)	$(40,561,179)

Morningstar Value
Shares sold	950,000	$62,582,240	750,000	$47,324,307
Shares redeemed	(850,000)	(58,015,847)	(850,000)	(53,875,863)

	100,000	$4,566,393	(100,000)	$(6,551,556)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statements of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of each of the four funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (four of the funds constituting iShares Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2024, the related statements of operations for the year ended April 30, 2024, the statements of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of April 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2024 and each of the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

iShares Morningstar Mid-Cap Value ETF iShares Morningstar Small-Cap ETF iShares Morningstar U.S. Equity ETF iShares Morningstar Value ETF

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:

iShares ETF	Qualified Dividend Income

Morningstar Mid-Cap Value	$11,688,602
Morningstar Small-Cap	2,306,129
Morningstar U.S. Equity	11,576,799
Morningstar Value	19,323,112

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2024:

iShares ETF	Qualified Business Income

Morningstar Mid-Cap Value	$1,722,809
Morningstar Small-Cap	570,026
Morningstar U.S. Equity	624,426
Morningstar Value	760,991

The following percentages, or maximum percentages allowable by law, of ordinary income distributions paid during the fiscal year ended April 30, 2024 qualified for the dividends-received deduction for corporate shareholders:

iShares ETF	Dividends-Received Deduction

Morningstar Mid-Cap Value	81.48%
Morningstar Small-Cap	65.83
Morningstar U.S. Equity	91.62
Morningstar Value	92.99

I M P O R T A N T T A X I N F O R M A T I O N	71

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Morningstar Mid-Cap Value ETF, iShares Morningstar Small-Cap ETF, iShares Morningstar U.S. Equity ETF and iShares Morningstar Value ETF (the “Funds” or “ETFs”), each a series of the Trust, which is reasonably designed to assess and manage each Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Funds, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Funds, as the program administrator for each Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of each Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing each Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish each Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to each Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing each Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether each Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Funds.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	73

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the iShares Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the iShares Complex, which consists of 404 funds as of April 30, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b)	Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Laura F. Fergerson (1962)	Trustee (since 2024).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

James Lam (1961)	Trustee (since 2024).

President, James Lam & Associates, Inc. (since 2002); Director of the FAIR Institute (since 2020); adjunct professor at Carnegie Mellon University (since 2018); Member, Zicklin School of Business Dean’s Council of Baruch College (since 2017); Director and Audit Committee Chair of RiskLens, Inc. (2018-2023); Director, Risk Oversight Committee Chair and Audit Committee Member of E*TRADE Financial and E*TRADE Bank (2012-2020).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	75

Trustee and Officer Information (unaudited) (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	77

Glossary of Terms Used in this Report

Portfolio Abbreviation

NVS	Non-Voting Shares

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by Morningstar, Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-410-0424

APRIL 30, 2024

2024 Annual Report

iShares Trust

• iShares Core U.S. REIT ETF | USRT | NYSE Arca

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended April 30, 2024. Higher interest rates helped to rein in inflation, and the Consumer Price Index decelerated substantially while remaining above pre-pandemic levels. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war has had a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks’ advance was slower but still impressive. Meanwhile, both international developed market equities and emerging market stocks also gained, albeit at a notably slower pace than that of U.S. stocks.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, higher yields drove solid gains in shorter-duration U.S. Treasuries. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates twice during the 12-month period, but paused its tightening after its July meeting. The Fed also continued to reduce its balance sheet by not replacing some of the securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period, and recent statements from the Fed seem to support this view. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, we believe there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit iShares.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock, Inc.

Rob Kapito

President, BlackRock, Inc.

Total Returns as of April 30, 2024

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	20.98%	22.66%

U.S. small cap equities (Russell 2000® Index)	19.66	13.32

International equities (MSCI Europe, Australasia, Far East Index)	18.63	9.28

Emerging market equities (MSCI Emerging Markets Index)	15.40	9.88

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.66	5.36

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	3.66	(6.40)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	4.97	(1.47)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	7.06	2.08

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	8.99	9.01

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Market Overview

iShares Trust

Domestic Market Overview

U.S. stocks advanced for the 12 months ended April 30, 2024 (“reporting period”), when the Russell 3000® Index, a broad measure of U.S. equity market performance, returned 22.30%. The economy showed notable resilience even as interest rates rose, and analysts’ optimism about the economy’s trajectory improved. Meanwhile, inflation decelerated notably, enabling a pause in monetary policy tightening and providing a supportive environment for equities.

The U.S. economy grew at a robust pace in 2023 despite concerns about the impact of higher interest rates on growth. The U.S. consumer helped to power the expansion, as consumer spending continued to grow in both nominal and real (inflation-adjusted) terms. Consumers were emboldened by a strong labor market, as employers continued to add jobs, and average hourly wages increased notably. Higher asset values also supported consumer spending, as both home prices and strong equity performance increased household net worth. Government spending also stimulated the economy, as the federal deficit increased amid rising expenditures, while state and local governments also boosted spending to fill personnel vacancies.

While consumer sentiment rose amid healthy household balance sheets and an improving economy, it remained below pre-pandemic levels, as elevated inflation and high interest rates weighed on consumers’ outlook. Inflation declined early in the reporting period, decreasing from 4.1% in May 2023 to 3% in June 2023, but remained stubbornly persistent thereafter, fluctuating between 3% and 4%, above the pre-pandemic average. While improved supply chains eased goods inflation, the tight labor market kept labor costs near record highs, and growing services inflation was a significant driver of inflation’s overall persistence.

To counteract inflation, the U.S. Federal Reserve (“Fed”) raised interest rates twice early in the reporting period, to the highest level since 2001. However, the Fed paused its interest rate increases thereafter as inflation edged down, keeping interest rates steady after its July 2023 meeting. The Fed also continued to decrease the size of its balance sheet by reducing the store of U.S. Treasuries it had accumulated to stabilize markets in the early phases of the coronavirus pandemic. While investors closely watched the Fed for signs of a shift toward lower interest rates, tenacious inflation later in the reporting period led investors to limit their expectations.

The strong economy supported corporate profits, which grew substantially in the last three quarters of 2023. Despite higher input costs, companies were able to raise prices sufficiently to widen profit margins, as the U.S. consumer continued to spend. Firms increasingly kept assets in short-term investments that earned higher yields due to elevated interest rates. This helped to mitigate the negative impact of higher borrowing costs, which drove a rise in interest expense. Innovations in computing also drove enthusiasm for equities, as new technologies drove hopes for economy-wide improvements in productivity.

Despite the strong economic conditions during the reporting period, analysts noted several areas of caution about potential disruptions to markets. Geopolitical tensions were high amid Russia’s ongoing invasion of Ukraine and fighting in Gaza following Hamas’ terrorist attack on Israel. Missile attacks on a major shipping lane in the Middle East raised concerns about a wider conflict while disrupting some supply chains. While inflation declined during the reporting period, it remained more persistent than some analysts expected, raising concerns about the effect of continued inflation on the Fed’s interest rate policy.

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Fund Summary as of April 30, 2024	iShares® Core U.S. REIT ETF

Investment Objective

The iShares Core U.S. REIT ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. real estate equities, as represented by the FTSE Nareit Equity REITs Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index.

Performance

	Average Annual Total Returns			Cumulative Total Returns

	1 Year	5 Years	10 Years	1 Year	5 Years	10 Years

Fund NAV	1.82%	2.62%	5.41%	1.82%	13.80%	69.29%
Fund Market	1.83	2.61	5.41	1.83	13.74	69.35
Index	1.94	2.69	5.55	1.94	14.21	71.64

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Index performance through November 2, 2016 reflects the performance of the FTSE NAREIT Real Estate 50 Index. Index performance beginning on November 3, 2016 reflects the performance of the FTSE Nareit Equity REITS Index.

Past performance is not an indication of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of sale of fund shares. See “About Fund Performance” for more information.

Expense Example

Actual				Hypothetical 5% Return

Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Beginning Account Value (11/01/23)	Ending Account Value (04/30/24)	Expenses Paid During the Period	(a)	Annualized Expense Ratio

$1,000.00	$ 1,127.00	$ 0.42		$ 1,000.00	$ 1,024.47	$ 0.40		0.08%

(a)

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Other fees, such as brokerage commissions and other fees to financial intermediaries, may be paid which are not reflected in the tables and examples above. See “Disclosure of Expenses” for more information.

F U N D S U M M A R Y	5

Fund Summary as of April 30, 2024 (continued)	iShares® Core U.S. REIT ETF

Portfolio Management Commentary

U.S. real estate investment trusts (“REITs”) advanced during the reporting period, supported by resilient economic growth. The retail REITs industry contributed the most to the Index’s return amid strong consumer spending and low vacancy rates. The national shopping center vacancy rate fell to 5.4%, its lowest level in over 15 years, in part due to a slowdown in new construction given higher interest rates and risk-averse lenders. In this environment, one large holder of retail properties posted record high annual operating performance.

The data center REITs industry also contributed meaningfully to the Index’s performance, as the digital economy continued to expand. In particular, generative artificial intelligence (“AI”) sparked substantial investor enthusiasm for AI-related products and technologies, creating a surge in plans for and construction of new data centers.

The office REITs industry also aided the Index’s performance, as the outlook for commercial real estate improved amid investor optimism that interest rates may have peaked while businesses increasingly required employees to return to working in the office. REITs that focus on higher-end workplaces and supply-constrained markets particularly benefited.

On the downside, the industrial REITs industry detracted from the Index’s return. Uncertainty about the economic outlook constrained demand for warehouse space. As freight and logistics companies increasingly focused on reducing costs, landlords lowered their forecasts for occupancy, earnings, and planned development. Additionally, a 12-year low in home sales reduced demand for furniture, building materials, and appliances, prompting some of the largest home goods retailers to close distribution centers. Regional concentrations of investments also hampered the industry, particularly properties in southern California, where both demand and rent growth disappointed.

Portfolio Information

INDUSTRY ALLOCATION

Industry	Percent of Total Investments(a)

Specialized REITs	27.3%
Residential REITs	17.9
Retail REITs	17.1
Industrial REITs	14.1
Health Care REITs	11.3
Office REITs	6.0
Hotel & Resort REITs	3.7
Diversified REITs	2.6

TEN LARGEST HOLDINGS

Security	Percent of Total Investments(a)

Prologis, Inc.	9.5%
Equinix, Inc.	6.7
Welltower, Inc.	5.3
Simon Property Group, Inc.	4.6
Realty Income Corp.	4.5
Digital Realty Trust, Inc.	4.2
Public Storage	4.1
VICI Properties, Inc.	3.0
Extra Space Storage, Inc.	2.8
AvalonBay Communities, Inc.	2.7

(a)	Excludes money market funds.

6	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

About Fund Performance

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of the Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at iShares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. Beginning August 10, 2020, the price used to calculate market return (“Market Price”) is the closing price. Prior to August 10, 2020, Market Price was determined using the midpoint between the highest bid and the lowest ask on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, index returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, index returns would be lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (1) transactional expenses, including brokerage commissions on purchases and sales of fund shares and (2) ongoing expenses, including management fees and other fund expenses. The expense example shown (which is based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other funds.

The expense example provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the hypothetical example is useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

A B O U T F U N D P E R F O R M A N C E / D I S C L O S U R E O F E X P E N S E S	7

Schedule of Investments April 30, 2024	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Diversified REITs — 2.6%
Alexander & Baldwin, Inc.	161,344	$2,657,336
Alpine Income Property Trust, Inc.	28,297	422,474
American Assets Trust, Inc.	108,645	2,319,571
Armada Hoffler Properties, Inc.	150,679	1,585,143
Broadstone Net Lease, Inc.	419,398	6,106,435
CTO Realty Growth, Inc.	49,947	866,580
Empire State Realty Trust, Inc., Class A	296,292	2,696,257
Essential Properties Realty Trust, Inc.	347,586	9,155,415
Gladstone Commercial Corp.	88,653	1,185,291
Global Net Lease, Inc.	434,103	3,017,016
NexPoint Diversified Real Estate Trust	73,160	437,497
One Liberty Properties, Inc.	36,960	846,754
WP Carey, Inc.	487,035	26,708,999

		58,004,768

Health Care REITs — 11.2%
CareTrust REIT, Inc.	267,401	6,610,153
Community Healthcare Trust, Inc.	59,543	1,579,676
Diversified Healthcare Trust	528,950	1,248,322
Global Medical REIT, Inc.	136,017	1,103,098
Healthcare Realty Trust, Inc.	853,362	12,143,341
Healthpeak Properties, Inc.	1,587,040	29,534,814
LTC Properties, Inc.	91,981	3,044,571
Medical Properties Trust, Inc.(a)	1,336,432	6,147,587
National Health Investors, Inc.	93,210	5,877,823
Omega Healthcare Investors, Inc.	549,814	16,719,844
Sabra Health Care REIT, Inc.	515,855	7,180,701
Universal Health Realty Income Trust	29,122	1,049,266
Ventas, Inc.	897,949	39,761,182
Welltower, Inc.	1,245,776	118,697,537

		250,697,915

Hotel & Resort REITs — 3.7%
Apple Hospitality REIT, Inc.	480,512	7,092,357
Braemar Hotels & Resorts, Inc.	151,031	412,315
Chatham Lodging Trust	107,500	985,775
DiamondRock Hospitality Co.	470,531	4,187,726
Host Hotels & Resorts, Inc.	1,570,807	29,641,128
Park Hotels & Resorts, Inc.	466,921	7,531,436
Pebblebrook Hotel Trust(a)	264,771	3,847,123
RLJ Lodging Trust	343,169	3,774,859
Ryman Hospitality Properties, Inc.	130,049	13,717,568
Service Properties Trust	367,869	2,255,037
Summit Hotel Properties, Inc.	232,982	1,400,222
Sunstone Hotel Investors, Inc.	459,387	4,685,747
Xenia Hotels & Resorts, Inc.	234,919	3,258,326

		82,789,619

Industrial REITs — 14.1%
Americold Realty Trust, Inc.	636,841	13,991,397
EastGroup Properties, Inc.	102,783	15,968,367
First Industrial Realty Trust, Inc.	296,534	13,468,574
Industrial Logistics Properties Trust	145,644	512,667
Innovative Industrial Properties, Inc.	62,302	6,442,027
LXP Industrial Trust	645,714	5,391,712
Plymouth Industrial REIT, Inc.	102,632	2,142,956
Prologis, Inc.	2,074,864	211,739,871
Rexford Industrial Realty, Inc.	472,912	20,245,363
STAG Industrial, Inc.	408,332	14,042,537
Terreno Realty Corp.	200,074	10,874,022

		314,819,493

Security	Shares	Value

Office REITs — 6.0%
Alexandria Real Estate Equities, Inc.	389,844	$45,171,224
Boston Properties, Inc.	352,423	21,811,459
Brandywine Realty Trust	370,285	1,681,094
City Office REIT, Inc.	90,543	421,930
COPT Defense Properties	251,692	6,033,057
Cousins Properties, Inc.	339,922	7,797,811
Douglas Emmett, Inc.	321,437	4,406,901
Easterly Government Properties, Inc.	214,042	2,502,151
Highwoods Properties, Inc.	234,104	6,133,525
Hudson Pacific Properties, Inc.	310,595	1,801,451
JBG SMITH Properties	202,265	3,035,998
Kilroy Realty Corp.	262,318	8,866,348
NET Lease Office Properties	33,100	756,666
Office Properties Income Trust	107,356	216,859
Orion Office REIT, Inc.	131,171	409,254
Paramount Group, Inc.	416,687	1,933,428
Peakstone Realty Trust, Class E	81,493	1,138,457
Piedmont Office Realty Trust, Inc., Class A	275,471	1,897,995
Postal Realty Trust, Inc., Class A	45,521	630,466
SL Green Realty Corp.	138,842	6,918,497
Vornado Realty Trust	397,289	10,341,433

		133,906,004

Residential REITs — 17.8%
American Homes 4 Rent, Class A	748,210	26,785,918
Apartment Income REIT Corp.	329,528	12,647,285
Apartment Investment & Management Co., Class A(b)	323,619	2,588,952
AvalonBay Communities, Inc.	318,550	60,387,523
BRT Apartments Corp.	26,888	482,371
Camden Property Trust	233,149	23,240,292
Centerspace	33,756	2,270,091
Elme Communities	195,625	2,965,675
Equity LifeStyle Properties, Inc.	399,208	24,068,250
Equity Residential	838,404	53,993,218
Essex Property Trust, Inc.	143,458	35,326,533
Independence Realty Trust, Inc.	502,819	7,929,456
Invitation Homes, Inc.	1,373,696	46,980,403
Mid-America Apartment Communities, Inc.	260,938	33,921,940
NexPoint Residential Trust, Inc.	50,567	1,731,414
Sun Communities, Inc.	276,167	30,742,910
UDR, Inc.	737,312	28,076,841
UMH Properties, Inc.	135,426	2,155,982
Veris Residential, Inc.	176,463	2,542,832

		398,837,886

Retail REITs — 17.0%
Acadia Realty Trust	224,807	3,884,665
Agree Realty Corp.	222,664	12,740,834
Alexander’s, Inc.	4,835	1,022,893
Brixmor Property Group, Inc.	672,495	14,862,139
CBL & Associates Properties, Inc.	60,386	1,313,395
Federal Realty Investment Trust	181,638	18,921,230
Getty Realty Corp.	106,231	2,878,860
InvenTrust Properties Corp.	151,461	3,838,022
Kimco Realty Corp.	1,474,318	27,466,544
Kite Realty Group Trust	485,208	10,577,534
Macerich Co. (The)	481,625	6,627,160
NETSTREIT Corp.	155,228	2,615,592
NNN REIT, Inc.	407,589	16,519,582
Phillips Edison & Co., Inc.	268,140	8,768,178
Realty Income Corp.	1,869,730	100,105,344
Regency Centers Corp.	405,977	24,041,958
Retail Opportunity Investments Corp.	274,412	3,367,035
Saul Centers, Inc.	25,992	946,369

8	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core U.S. REIT ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Retail REITs (continued)
Simon Property Group, Inc.	729,435	$102,507,501
SITE Centers Corp.	425,386	5,738,457
Tanger, Inc.	233,305	6,614,197
Urban Edge Properties	255,816	4,279,802
Whitestone REIT	108,475	1,247,463

		380,884,754

Specialized REITs — 27.2%
CubeSmart	502,541	20,322,758
Digital Realty Trust, Inc.	679,014	94,233,563
EPR Properties	166,803	6,770,534
Equinix, Inc.	209,929	149,282,611
Extra Space Storage, Inc.	470,076	63,121,805
Farmland Partners, Inc.	99,619	1,071,900
Four Corners Property Trust, Inc.	202,289	4,743,677
Gaming & Leisure Properties, Inc.	574,815	24,561,845
Gladstone Land Corp.	75,987	963,515
Iron Mountain, Inc.	650,831	50,452,419
Lamar Advertising Co., Class A	195,227	22,617,048
National Storage Affiliates Trust	168,884	5,917,695
Outfront Media, Inc.	329,631	5,227,948
Public Storage	352,257	91,393,079
Safehold, Inc.	108,512	1,979,259
VICI Properties, Inc.	2,324,667	66,369,243

		609,028,899

Total Long-Term Investments — 99.6% (Cost: $2,586,254,134)		2,228,969,338

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 5.49%(c)(d)(e)	2,557,869	$2,558,636
BlackRock Cash Funds: Treasury, SL Agency Shares, 5.28%(c)(d)	6,904,914	6,904,914

Total Short-Term Securities — 0.4% (Cost: $ 9,463,214)		9,463,550

Total Investments — 100.0% (Cost: $ 2,595,717,348)		2,238,432,888

Liabilities in Excess of Other Assets — (0.0)%		(551,908)

Net Assets — 100.0%		$2,237,880,980

(a)	All or a portion of this security is on loan.
(b)	Non-income producing security.
(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.
(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/23	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/24	Shares Held at 04/30/24	Income		Capital Gain Distributions from Underlying Funds

BlackRock Cash Funds: Institutional, SL Agency Shares	$10,979,342	$—		$(8,420,764	)(a)	$4,215	$(4,157)	$2,558,636	2,557,869	$69,607	(b)	$—
BlackRock Cash Funds: Treasury, SL Agency Shares	3,910,036	2,994,878	(a)	—		—	—	6,904,914	6,904,914	289,043		—

						$4,215	$(4,157)	$9,463,550		$358,650		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) April 30, 2024	iShares® Core U.S. REIT ETF

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
Dow Jones U.S. Real Estate Index	272	06/21/24	$8,650	$(470,503)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$470,503	$—	$—	$—	$470,503

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2024, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(42,918)	$—	$—	$—	$(42,918)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(670,666)	$—	$—	$—	$(670,666)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts
Average notional value of contracts — long	$6,934,723

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2024	iShares® Core U.S. REIT ETF

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks	$2,228,969,338	$—	$—	$2,228,969,338
Short-Term Securities
Money Market Funds	9,463,550	—	—	9,463,550

	$2,238,432,888	$—	$—	$2,238,432,888

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(470,503)	$—	$—	$(470,503)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	11

Statement of Assets and Liabilities

April 30, 2024

iShares Core U.S. REIT ETF

ASSETS
Investments, at value — unaffiliated(a)(b)	$2,228,969,338
Investments, at value — affiliated(c)	9,463,550
Cash	1,897
Cash pledged:
Futures contracts	548,000
Receivables:
Securities lending income — affiliated	4,137
Dividends — unaffiliated	1,754,314
Dividends — affiliated	21,819

Total assets	2,240,763,055

LIABILITIES
Collateral on securities loaned	2,529,558
Payables:
Capital shares redeemed	55,932
Investment advisory fees	146,835
Variation margin on futures contracts	149,750

Total liabilities	2,882,075

Commitments and contingent liabilities

NET ASSETS	$2,237,880,980

NET ASSETS CONSIST OF:
Paid-in capital	$2,635,573,818
Accumulated loss	(397,692,838)

NET ASSETS	$2,237,880,980

NET ASSET VALUE
Shares outstanding	$44,700,000

Net asset value	$50.06

Shares authorized	Unlimited

Par value	None

(a) Investments, at cost — unaffiliated	$2,586,254,134
(b) Securities loaned, at value	$2,380,699
(c) Investments, at cost — affiliated	$9,463,214

See notes to financial statements.

12	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended April 30, 2024

iShares Core U.S. REIT ETF

INVESTMENT INCOME
Dividends — unaffiliated	$73,826,000
Dividends — affiliated	289,043
Interest — unaffiliated	4,878
Securities lending income — affiliated — net	69,607

Total investment income	74,189,528

EXPENSES
Investment advisory	1,671,773
Interest expense	647

Total expenses	1,672,420

Net investment income	72,517,108

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,696,273)
Investments — affiliated	4,215
Futures contracts	(42,918)
In-kind redemptions — unaffiliated(a)	33,764,205

24,029,229

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(58,850,080)
Investments — affiliated	(4,157)
Futures contracts	(670,666)

(59,524,903)

Net realized and unrealized loss	(35,495,674)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,021,434

(a)	See Note 2 of the Notes to Financial Statements.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	iShares Core U.S. REIT ETF

	Year Ended 04/30/24	Year Ended 04/30/23

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$72,517,108	$64,307,573
Net realized gain	24,029,229	80,322,433
Net change in unrealized appreciation (depreciation)	(59,524,903)	(490,807,237)

Net increase (decrease) in net assets resulting from operations	37,021,434	(346,177,231)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(68,921,006)	(65,460,022)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	378,443,147	(15,575,503)

NET ASSETS
Total increase (decrease) in net assets	346,543,575	(427,212,756)
Beginning of year	1,891,337,405	2,318,550,161

End of year	$2,237,880,980	$1,891,337,405

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	iShares Core U.S. REIT ETF

	Year Ended 04/30/24	Year Ended 04/30/23	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20

Net asset value, beginning of year	$50.84	$61.83	$56.60	$42.45	$51.60

Net investment income(a)	1.77	1.71	1.24	1.17	1.62
Net realized and unrealized gain (loss)(b)	(0.85)	(10.95)	5.45	14.39	(8.95)

Net increase (decrease) from investment operations	0.92	(9.24)	6.69	15.56	(7.33)

Distributions(c)
From net investment income	(1.70)	(1.75)	(1.43)	(1.41)	(1.80)
From net realized gain	—	—	(0.03)	—	(0.02)

Total distributions	(1.70)	(1.75)	(1.46)	(1.41)	(1.82)

Net asset value, end of year	$50.06	$50.84	$61.83	$56.60	$42.45

Total Return(d)
Based on net asset value	1.82%	(14.84)%	11.82%	37.43%	(14.60)%

Ratios to Average Net Assets(e)
Total expenses	0.08%	0.08%	0.08%	0.08%	0.08%

Net investment income	3.47%	3.24%	2.00%	2.48%	3.12%

Supplemental Data
Net assets, end of year (000)	$2,237,881	$1,891,337	$2,318,550	$1,986,692	$1,339,443

Portfolio turnover rate(f)	5%	8%	9%	5%	8%

(a)	Based on average shares outstanding.
(b)

The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Portfolio turnover rate excludes in-kind transactions, if any.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	15

Notes to Financial Statements

1.	ORGANIZATION

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust and is authorized to have multiple series or portfolios.

These financial statements relate only to the following fund (the “Fund”):

iShares ETF	Diversification Classification

Core U.S. REIT	Diversified

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Upon notification from issuers or as estimated by management, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Bank Overdraft: The Fund had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statement of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

In-kind Redemptions: For financial reporting purposes, in-kind redemptions are treated as sales of securities resulting in realized capital gains and losses to the Fund. Because such gains or losses are not taxable to the Fund and are not distributed to existing Fund shareholders, the gains or losses are reclassified from accumulated net realized gain (loss) to paid-in capital at the end of the Fund’s tax year. These reclassifications have no effect on net assets or net asset value (“NAV”) per share.

Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividend and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Trustees of the Trust (the “Board”) of the Fund has approved the designation of BlackRock Fund Advisors (“BFA”), the Fund’s investment adviser, as the valuation designee for the Fund. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under BFA’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with BFA’s policies and procedures as reflecting fair value. BFA has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee, in accordance with BFA’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The

16	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair value pricing could result in a difference between the prices used to calculate a fund’s NAV and the prices used by the fund’s underlying index, which in turn could result in a difference between the fund’s performance and the performance of the fund’s underlying index.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested in money market funds managed by BFA, or its affiliates is disclosed in the Schedule of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the Fund’s Schedule of Investments. The market value of any securities on loan and the value of any related cash collateral are disclosed in the Statement of Assets and Liabilities.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O F I N A N C I A L S T A T E M E N T S	17

Notes to Financial Statements (continued)

As of period end, the following table is a summary of the securities on loan by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Non-Cash Collateral Received, at Fair Value	(a)	Net Amount
Citigroup Global Markets, Inc.	$1,745,360	$(1,745,360)	$—		$—
Goldman Sachs & Co. LLC	536,273	(536,273)	—		—
National Financial Services LLC	99,066	(99,066)	—		—

	$2,380,699	$(2,380,699)	$—		$—

(a)

Collateral received, if any, in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by the Fund is disclosed in the Fund’s Statement of Assets and Liabilities.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value of the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Fund.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees: Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of the Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Fund, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

iShares ETF	Investment Advisory Fees

Core U.S. REIT	0.08%

Distributor: BlackRock Investments, LLC (“BRIL”), an affiliate of BFA, is the distributor for the Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Fund.

ETF Servicing Fees: The Fund has entered into an ETF Services Agreement with BRIL to perform certain order processing, Authorized Participant communications, and related services in connection with the issuance and redemption of Creation Units (“ETF Services”). BRIL is entitled to a transaction fee from Authorized Participants on each creation or redemption order for the ETF Services provided. The Fund does not pay BRIL for ETF Services.

Securities Lending: The U.S. Securities and Exchange Commission (the “SEC”) has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending, including any custodial costs. The Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund, BlackRock Cash Funds: Institutional or BlackRock Cash Funds: Treasury, managed by BFA, or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Fund bears to an annual rate of 0.04%. The SLAgency Shares of such money market fund will not be subject to a sales load, redemption fee, distribution fee or service

18	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. The Fund retains a portion of the securities lending income and remits the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Fund retains 81% of securities lending income (which excludes collateral investment fees) and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded fund (the “iShares ETF Complex”) in a given calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year 81% of securities lending income (which excludes collateral investment fees), and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by the Fund is shown as securities lending income - affiliated - net in its Statement of Operations. For the year ended April 30, 2024, the Fund paid BTC $17,751 for securities lending agent services.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates.

Other Transactions: Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended April 30, 2024, transactions executed by the Fund pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales	Net Realized Gain (Loss)

Core U.S. REIT	$10,751,699	$24,384,624	$(2,408,423)

The Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is shown as dividends - affiliated in the Statement of Operations.

A fund, in order to improve its portfolio liquidity and its ability to track its underlying index, may invest in shares of other iShares funds that invest in securities in the fund’s underlying index.

7.	PURCHASES AND SALES

For the year ended April 30, 2024, purchases and sales of investments, excluding short-term investments and in-kind transactions, were as follows:

iShares ETF	Purchases	Sales

Core U.S. REIT	$127,736,073	$105,214,704

For the year ended April 30, 2024, in-kind transactions were as follows:

iShares ETF	In-kind Purchases	In-kind Sales

Core U.S. REIT	$649,028,717	$292,888,617

8.	INCOME TAX INFORMATION

The Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Management has analyzed tax laws and regulations and their application to the Fund as of April 30, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. As of April 30, 2024, permanent differences attributable to realized gains (losses) from in-kind redemptions were reclassified to the following accounts:

iShares ETF	Paid-in capital	Accumulated earnings (loss)

Core U.S. REIT	$33,570,994	$(33,570,994)

N O T E S T O F I N A N C I A L S T A T E M E N T S	19

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

iShares ETF	Year Ended April 30, 2024	Year Ended April 30, 2023

Core U.S. REIT
Ordinary income	$68,921,006	$65,460,022

As of April 30, 2024, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Non-expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

Core U.S. REIT	$3,962,048	$(21,772,127)	$(379,882,759)	$(397,692,838)

(a)	Amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, the timing and recognition of realized gains/losses for tax purposes and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

As of April 30, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

iShares ETF	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core U.S. REIT	$2,618,114,336	$43,542,210	$(423,223,658)	$(379,681,448)

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. The Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses an indexing approach to try to achieve the Fund’s investment objective. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.

The Fund may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to discretionary liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A fund may invest in illiquid investments. An illiquid investment is any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause a fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a fund may lose value, regardless of the individual results of the securities and other instruments in which a fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Fund manages counterparty credit risk by entering into transactions only with counterparties that BFA believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights

20	2 0 2 4 I S H A R E S A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

may exist under applicable law, a fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Fund’s portfolio are disclosed in its Schedule of Investments.

The Fund invests a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

The Fund invests a significant portion of its assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific sectors are presented in the Schedule of Investments.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

10.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of the Fund are not redeemable.

Transactions in capital shares were as follows:

	Year Ended 04/30/24		Year Ended 04/30/23

Share Class	Shares	Amount	Shares	Amount

Shares sold	13,100,000	$659,303,907	11,700,000	$614,069,077

Shares redeemed	(5,600,000)	(280,860,760)	(12,000,000)	(629,644,580)

	7,500,000	$378,443,147	(300,000)	$(15,575,503)

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Authorized Participants purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to BRIL, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in shares sold in the table above.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable in the Statement of Assets and Liabilities.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

iShares Trust and Shareholders of iShares Core U.S. REIT ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of iShares Core U.S. REIT ETF (one of the funds constituting iShares Trust, referred to hereafter as the “Fund”) as of April 30, 2024, the related statement of operations for the year ended April 30, 2024, the statement of changes in net assets for each of the two years in the period ended April 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2024 and the financial highlights for each of the five years in the period ended April 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

June 24, 2024

We have served as the auditor of one or more BlackRock investment companies since 2000.

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Important Tax Information (unaudited)

The following amount, or maximum amount allowable by law, is hereby designated as qualified dividend income for individuals for the fiscal year ended April 30, 2024:

iShares ETF	Qualified Dividend Income

iShares Core U.S. REIT ETF	$1,482,386

The following amount, or maximum amount allowable by law, is hereby designated as qualified business income for individuals for the fiscal year ended April 30, 2024:

iShares ETF	Qualified Business Income

iShares Core U.S. REIT ETF	$68,250,261

I M P O R T A N T T A X I N F O R M A T I O N	23

Statement Regarding Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), iShares Trust (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”) for iShares Core U.S. REIT ETF (the “Fund” or “ETF”), a series of the Trust, which is reasonably designed to assess and manage the Fund’s liquidity risk.

The Board of Trustees (the “Board”) of the Trust, on behalf of the Fund, met on December 8, 2023 (the “Meeting”) to review the Program. The Board previously appointed BlackRock Fund Advisors (“BlackRock”), the investment adviser to the Fund, as the program administrator for the Fund’s Program. BlackRock also previously delegated oversight of the Program to the 40 Act Liquidity Risk Management Committee (the “Committee”). At the Meeting, the Committee, on behalf of BlackRock, provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including the management of the Fund’s Highly Liquid Investment Minimum (“HLIM”) where applicable, and any material changes to the Program (the “Report”). The Report covered the period from October 1, 2022 through September 30, 2023 (the “Program Reporting Period”).

The Report described the Program’s liquidity classification methodology for categorizing the Fund’s investments (including derivative transactions) into one of four liquidity buckets. It also referenced the methodology used by BlackRock to establish the Fund’s HLIM and noted that the Committee reviews and ratifies the HLIM assigned to the Fund no less frequently than annually. The Report also discussed notable events affecting liquidity over the Program Reporting Period, including extended market holidays, delays in the repatriation of the local currency in certain non-U.S. countries, the continued illiquidity of Russian equity securities and the suspension of select sanctions in Venezuela.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing the Fund’s liquidity risk, as follows:

a)

The Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end fund structure, with a focus on funds with more significant and consistent holdings of less liquid and illiquid assets. The Committee also factored a fund’s concentration in an issuer into the liquidity classification methodology by taking issuer position sizes into account. Derivative exposure was also considered in the calculation of a fund’s liquidity bucketing. Finally, a factor for consideration under the Liquidity Rule is a Fund’s use of borrowings for investment purposes. However, the Funds do not borrow for investment purposes.

b)

Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. During the Program Reporting Period, the Committee reviewed historical redemption activity and used this information as a component to establish each ETF’s reasonably anticipated trading size utilized for liquidity classifications. The Committee may also take into consideration a fund’s shareholder ownership concentration (which, depending on product type and distribution channel, may or may not be available), a fund’s distribution channels, and the degree of certainty associated with a fund’s short-term and long-term cash flow projections.

c)

Holdings of cash and cash equivalents, as well as borrowing arrangements. The Committee considered that ETFs generally do not hold more than de minimis amounts of cash. The Committee also considered that ETFs generally do not engage in borrowing.

d)

The relationship between an ETF’s portfolio liquidity and the way in which, and the prices and spreads at which, ETF shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants. The Committee monitored the prevailing bid/ask spread and the ETF price premium (or discount) to NAV for all ETFs. However, there were no ETFs with persistent deviations of fund premium/discount or bid/ask spreads from long-term averages over the Program Reporting Period.

e)

The effect of the composition of baskets on the overall liquidity of an ETF’s portfolio. In reviewing the linkage between the composition of custom baskets accepted by an ETF and any significant change in the liquidity profile of such ETF, the Committee reviewed changes in the proportion of each ETF’s portfolio comprised of less liquid and illiquid holdings to determine if applicable thresholds were met requiring enhanced review. There were no ETFs for which the custom baskets accepted by the ETF had a significant change in its liquidity profile.

There were no material changes to the Program during the Program Reporting Period other than the enhancement of certain model components in the Program’s classification methodology. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

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Supplemental Information (unaudited)

Tailored Shareholder Reports for Open-End Mutual Funds and ETFs

Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Fund.

Premium/Discount Information

Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at iShares.com.

S U P P L E M E N T A L I N F O R M A T I O N	25

Trustee and Officer Information (unaudited)

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (each, a “BlackRock Fund Complex”). Each Fund is included in the iShares Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees all of the funds within the iShares Complex, which consists of 404 funds as of April 30, 2024. With the exception of Stephen Cohen, Robert S. Kapito and Aaron Wasserman, the address of each Trustee and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito and Mr. Wasserman is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001. The address of Mr. Cohen is c/o BlackRock, Inc., Drapers Gardens, 12 Throgmorton Avenue, London EC2N 2DL United Kingdom. The Board has designated John E. Kerrigan as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert S. Kapito(a) (1957)	Trustee (since 2009).

President of BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).

Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Stephen Cohen(b) (1975)	Trustee (since 2024).

Senior Managing Director, Head of Global Product Solutions of BlackRock, Inc. (since 2024); Senior Managing Director, Head of Europe, Middle East and Africa Regions of BlackRock, Inc. (2021-2024); Head of iShares Index and Wealth in EMEA of BlackRock, Inc. (2017-2021); Global Head of Fixed Income Indexing of BlackRock, Inc. (2016-2017); Chief Investment Strategist for International Fixed Income and iShares of BlackRock, Inc. (2011-2015).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

(a) Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

(b) Stephen Cohen is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

John E. Kerrigan (1955)	Trustee (since 2005); Independent Board Chair (since 2022).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2022).

Jane D. Carlin (1956)	Trustee (since 2015); Risk Committee Chair (since 2016).

Consultant (since 2012); Member of the Audit Committee (2012-2018), Chair of the Nominating and Governance Committee (2017-2018) and Director of PHH Corporation (mortgage solutions) (2012-2018); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).

Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Member of the Audit Committee (since 2016), Chair of the Audit Committee (since 2020) and Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (1954)	Trustee (since 2017); Audit Committee Chair (since 2019).	Partner, KPMG LLP (2002-2016); Director of One Generation Away (since 2021).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Laura F. Fergerson (1962)	Trustee (since 2024).	President, Franklin Templeton Services, LLC (2017-2024); Director of the Board of Crocker Art Museum Association (since 2019); President, Crocker Art Museum Foundation (2022-2023).	Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

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Trustee and Officer Information (unaudited) (continued)

Independent Trustees

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Cecilia H. Herbert (1949)	Trustee (since 2005); Nominating and Governance and Equity Plus Committee Chairs (since 2022).

Chair of the Finance Committee (since 2019) and Trustee and Member of the Finance, Audit and Quality Committees of Stanford Health Care (since 2016); Trustee of WNET, New York’s public media company (since 2011) and Member of the Audit Committee (since 2018), Investment Committee (since 2011) and Personnel Committee (since 2022); Member of the Wyoming State Investment Funds Committee (since 2022); Trustee of Forward Funds (14 portfolios) (2009- 2018); Trustee of Salient MF Trust (4 portfolios) (2015-2018); Director of the Jackson Hole Center for the Arts (since 2021).

Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

James Lam (1961)	Trustee (since 2024).

President, James Lam & Associates, Inc. (since 2002); Director of the FAIR Institute (since 2020); adjunct professor at Carnegie Mellon University (since 2018); Member, Zicklin School of Business Dean’s Council of Baruch College (since 2017); Director and Audit Committee Chair of RiskLens, Inc. (2018-2023); Director, Risk Oversight Committee Chair and Audit Committee Member of E*TRADE Financial and E*TRADE Bank (2012-2020).

Director of iShares, Inc. (since 2024); Trustee of iShares U.S. ETF Trust (since 2024).

Drew E. Lawton (1959)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017); Director of Jackson Financial Inc. (since 2021).

John E. Martinez (1961)	Trustee (since 2003); Securities Lending Committee Chair (since 2019).	Director of Real Estate Equity Exchange, Inc. (since 2005); Director of Cloudera Foundation (2017-2020); and Director of Reading Partners (2012-2016).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (1964)	Trustee (since 2011); Fixed Income Plus Committee Chair (since 2019).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Advisory Board Member (since 2016) and Director (since 2020) of C.M. Capital Corporation; Chair of the Board for the Center for Research in Security Prices, LLC (since 2020); Director of WellBe Senior Medical (since 2023); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011).

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

Jessica Tan (1980)	President (since 2024).

Managing Director of BlackRock, Inc. (since 2015); Head of Global Product Solutions, Americas of BlackRock, Inc. (since 2024) and Head of Sustainable and Transition Solutions of BlackRock, Inc. (2022-2024); Global Head of Corporate Strategy of BlackRock, Inc. (2019-2022); Chief of Staff to the CEO of BlackRock, Inc. (2017-2019).

Trent Walker (1974)	Treasurer and Chief Financial Officer (since 2020).

Managing Director of BlackRock, Inc. (since 2019); Chief Financial Officer of iShares Delaware Trust Sponsor LLC, BlackRock Funds, BlackRock Funds II, BlackRock Funds IV, BlackRock Funds V and BlackRock Funds VI (since 2021).

Aaron Wasserman (1974)	Chief Compliance Officer (since 2023).

Managing Director of BlackRock, Inc. (since 2018); Chief Compliance Officer of the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex (since 2023); Deputy Chief Compliance Officer for the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex (2014-2023).

Marisa Rolland (1980)	Secretary (since 2022).	Managing Director of BlackRock, Inc. (since 2023); Director of BlackRock, Inc. (2018-2022).

Rachel Aguirre (1982)	Executive Vice President (since 2022).

Managing Director of BlackRock, Inc. (since 2018); Head of U.S. iShares Product (since 2022); Head of EII U.S. Product Engineering of BlackRock, Inc. (since 2021); Co-Head of EII’s Americas Portfolio Engineering of BlackRock, Inc. (2020-2021); Head of Developed Markets Portfolio Engineering of BlackRock, Inc. (2016-2019).

Jennifer Hsui (1976)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2009); Co-Head of Index Equity of BlackRock, Inc. (since 2022).

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	27

Trustee and Officer Information (unaudited) (continued)

Officers

Name (Year of Birth)	Position(s)	Principal Occupation(s) During Past 5 Years

James Mauro (1970)	Executive Vice President (since 2022).	Managing Director of BlackRock, Inc. (since 2010); Head of Fixed Income Index Investments in the Americas and Head of San Francisco Core Portfolio Management of BlackRock, Inc. (since 2020).

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer.

Effective February 1, 2024, Salim Ramji resigned as Trustee of the Trust.

Effective March 5, 2024, Stephen Cohen replaced Salim Ramji as Trustee of the Trust.

Effective March 5, 2024, Dominik Rohé resigned as President of the Trust.

Effective March 5, 2024, Jessica Tan replaced Dominik Rohé as President of the Trust.

Effective April 8, 2024, Laura Fergerson was appointed as Trustee of the Trust.

Effective April 8, 2024, James Lam was appointed as Trustee of the Trust.

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General Information

Electronic Delivery

Shareholders can sign up for e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at iShares.com. Once you have enrolled, you will no longer receive prospectuses and shareholder reports in the mail.

To enroll in electronic delivery:

•	Go to icsdelivery.com.
•	If your brokerage firm is not listed, electronic delivery may not be available. Please contact your broker-dealer or financial advisor.

Householding

Householding is an option available to certain fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents and Rule 30e-3 notices can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, the Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at iShares.com/fundreports.

Availability of Proxy Voting Policies and Proxy Voting Records

A description of the policies and procedures that the iShares Funds use to determine how to vote proxies relating to portfolio securities and information about how the iShares Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request (1) by calling toll-free 1-800-474-2737; (2) on the iShares website at iShares.com; and (3) on the SEC website at sec.gov.

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund Prospectus. The Fund discloses its portfolio holdings daily and provides information regarding its top holdings in Fund fact sheets at iShares.com.

G E N E R A L I N F O R M A T I O N	29

Glossary of Terms Used in this Report

Portfolio Abbreviation

REIT	Real Estate Investment Trust

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Want to know more?

iShares.com | 1-800-474-2737

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by FTSE International Limited, nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

©2024 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-412-0424

(b) Not Applicable

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the registrant has not amended the code of ethics and there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Richard L. Fagnani and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the nine series of the registrant for which the fiscal year-end is April 30, 2024 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a) Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $119,700 for the fiscal year ended April 30, 2023 and $119,700 for the fiscal year ended April 30, 2024.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended April 30, 2023 and April 30, 2024 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $87,300 for the fiscal year ended April 30, 2023 and $87,300 for the fiscal year ended April 30, 2024. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d) All Other Fees – There were no other fees billed in each of the fiscal years ended April 30, 2023 and April 30, 2024 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $87,300 for the fiscal year ended April 30, 2023 and $87,300 for the fiscal year ended April 30, 2024.

(h) The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Richard L. Fagnani, Cecilia H. Herbert and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 14.	Exhibits.

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the Registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By:	/s/ Jessica Tan
Jessica Tan, President (Principal Executive Officer)

Date: June 24, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jessica Tan
Jessica Tan, President (Principal Executive Officer)

Date: June 24, 2024

By:	/s/ Trent Walker
Trent Walker, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: June 24, 2024